FREMONT MUTUAL FUNDS, INC.
                                 ANNUAL REPORT

                               [GRAPHIC OMITTED]

                                October 31, 1999

                                                                  FREMONT [LOGO]
                                                                  FUNDS

A MESSAGE FROM MICHAEL H. KOSICH, PRESIDENT OF FREMONT MUTUAL FUNDS, INC.

[PHOTO]

Dear Fellow Shareholder,

As we close fiscal 1999, the global economic picture couldn't be much brighter. The long dormant Japanese economy is finally showing signs of life, emerging market Asia is recovering, European economies have regained momentum, and like Old Man River, the U.S. economy just keeps rolling along. From this perspective, the future of the world's equities markets looks quite promising. However, investors often have trouble seeing the forest through all the trees.

For example, as I write, U.S. equities investors are more focused on what the Federal Reserve is likely to do over the next three months than on the favorable long term impact of a strong global economy on stocks. Everyone is tuned into their favorite financial news program waiting for the release of the latest monthly economic reports (often revised next month) and Fed Chairman Alan Greenspan's most recent comments (generally revised in his next speech).

We think this is the wrong approach. Speculators try to take advantage of market gyrations and short term performance trends. Investors ignore the short term vicissitudes of the market and stick with well conceived programs designed to achieve their long term financial objectives.

Case in point, I recently spoke with a shareholder who bought the Fremont U.S. Micro-Cap Fund in October 1997, following a year in which the Fund had gained more than 40%. He then sold in October 1998, after the Fund had declined around 25% in the midst of a bear market for small company stocks. Of course, he was sitting on the sidelines this year as Micro-Cap posted a phenomenal 110.46% return. I suggested to him that if he had focused more on Bob Kern's outstanding long term track record and less on trailing 12-month results he could have avoided an all too common investment mistake. I would offer the same advice to shareholders having similar experiences with Fremont's International Growth and Emerging Markets Funds over the last several years. Select your mutual fund investments carefully and be patient. Good things come to those who wait.

In closing, we extend our condolences to the family and co-workers of Bruce Bee (Portfolio Manager of the Fremont International Small Cap Fund) who passed away this summer. We have lost a friend and a fine portfolio manager. On December 16, 1999, we merged the Fremont International Small Cap Fund into the Fremont International Growth Fund, a move we believe preserved the fundamental character of our shareholders' international stock commitments.

Sincerely,

/s/ Michael H. Kosich

Michael H. Kosich
President

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                               TABLE OF CONTENTS
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FUND PROFILES AND LETTERS TO SHAREHOLDERS

Fremont Global Fund .......................................................    2
Fremont International Growth Fund .........................................    4
Fremont Emerging Markets Fund .............................................    6
Fremont U.S. Micro-Cap Fund ...............................................    8
Fremont U.S. Small Cap Fund ...............................................   10
Fremont Growth Fund .......................................................   12
Fremont Real Estate Securities Fund .......................................   14
Fremont Bond Fund .........................................................   16
Fremont Money Market Fund .................................................   18
Fremont California Intermediate Tax-Free Fund .............................   20
Report of Independent Accountants .........................................   22

STATEMENTS OF INVESTMENTS IN SECURITIES AND NET ASSETS

Fremont Global Fund .......................................................   23
Fremont International Growth Fund .........................................   35
Fremont Emerging Markets Fund .............................................   37
Fremont U.S. Micro-Cap Fund ...............................................   38
Fremont U.S. Small Cap Fund ...............................................   40
Fremont Growth Fund .......................................................   41
Fremont Real Estate Securities Fund .......................................   43
Fremont Bond Fund .........................................................   44
Fremont Money Market Fund .................................................   47
Fremont California Intermediate Tax-Free Fund .............................   50
Notes to Statements of Investments in Securities and Net Assets,
   Portfolio Abbreviations & Currency Abbreviations .......................   52
Country Diversification ...................................................   53

COMBINED FINANCIAL STATEMENTS

Statements of Assets and Liabilities ......................................   54
Statements of Operations ..................................................   58
Statements of Changes in Net Assets .......................................   62

FINANCIAL HIGHLIGHTS ......................................................   66

NOTES TO FINANCIAL STATEMENTS .............................................   72

TAX DESIGNATION ...........................................................   83

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FREMONT GLOBAL FUND
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The Fremont Asset Allocation
Committee, Portfolio Managers
0for Fremont Global Fund

[PHOTO]

Dave Redo, Bob Haddick, Sandie Kinchen,
Al Kirschbaum, Pete Landini and Andrew Pang.

------------
FUND PROFILE
------------

     Fremont Global Fund offers conservative investors a balanced approach to global investing. The Fund management team understands the reward potential and perhaps more importantly, the risks in global financial markets. Through country diversification, prudent allocation between stocks, bonds and cash, and disciplined securities selection, the Fund seeks to maximize total return (including income and capital gains) while reducing risk by investing in multiple categories of U.S. and foreign securities.

     The Fund's portfolio management team employs a three-step investment process. First, economic growth, inflation, and interest rate forecasts are developed to identify those regions and individual countries offering the best investment opportunities. Second, financial market data is examined to determine the most advantageous mix of stocks, bonds and cash. Finally, the portfolio managers select individual securities based on intensive quantitative and fundamental analysis.

To Our Shareholders,

     For the six- and twelve-month periods ended October 31, 1999, Fremont Global Fund returned 4.85% and 17.37% compared to the Lipper Global Flexible Fund Average's 6.35% and 16.51% gains.

     Shifting economic trends altered the global financial market landscape during fiscal 1999. Asian economies recovered much faster than anticipated, and the Japanese and many emerging market Asian stock markets staged "worst to first" rallies. European economies and equities markets stalled in the first half of this reporting period before regaining momentum in the second half. The one economic constant over the last twelve months--the strength of the U.S. economy--resulted in an about face in the U.S. equities market, as enthusiasm generated by improving corporate profits gave way to concerns spawned by rising interest rates. We also saw changes in global fixed income markets. The long moribund Japanese bond market came roaring back to life, while the U.S. bond market started fiscal 1999 like a lion and exited like a lamb, as the Federal Reserve reversed course on monetary policy.

     During the year, we responded to these changing economic and market tides. Most of the changes we initiated worked in our favor. Our decision in early May to under-weight U.S. equities reduced portfolio volatility as the market retreated from its highs through the summer and early fall. Shortening the duration in our domestic bond portfolio also helped preserve assets as interest rates climbed. Our decision to devote a portion of our domestic equities assets to small cap stocks under the direction of Kern Capital Management's Bob and David Kern paid off handsomely. Over the short term, a few of our strategic decisions worked against us--we remained modestly under-weighted in Japanese equities, did not own any Japanese bonds, and held a little more cash than usual. In the coming year, we believe the markets will validate these choices. The end result was good absolute and relative returns.

     Looking ahead, unless we see evidence of the U.S. economy slowing and some indication the Federal Reserve is moving toward a more

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GROWTH OF $10,000 (1)

[GRAPHIC OMITTED]

                                                        10/31/99
                                                        --------
S&P 500 INDEX                                            $67,793
FREMONT GLOBAL FUND                                      $29,578
SALOMON NON-US GOVT. BOND INDEX (CURRENCY HEDGED)        $23,592
LEHMAN BROS. INTERMEDIATE GOVT./CORP. BOND INDEX         $22,714
MSCI EAFE INDEX                                          $19,732

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/99

1 YEAR     5 YEARS     10 YEARS     SINCE INCEPTION (11/18/88)
--------------------------------------------------------------
17.37%      12.01%      10.03%               10.41%

ANNUAL RETURNS                  TOP TEN HOLDINGS

11/18/88-10/31/89*  +13.71%     S&P 500 Futures,
11/01/89-10/31/90    -2.64%        54 Contracts, Exp. Dec. 1999 ..........  2.6%
11/01/90-10/31/91   +18.38%     30-yr. U.S. Treasury Bond Futures,
11/01/91-10/31/92    +7.10%        49 Contracts, Exp. Dec. `99 ...........  0.8%
11/01/92-10/31/93   +17.51%     Microsoft Corp. ..........................  0.7%
11/01/93-10/31/94    +1.74%     U.S.A. Treasury Notes, 6.500%, 10/15/06 ..  0.7%
11/01/94-10/31/95   +12.78%     Government of Sweden, 6.000%, 02/09/05 ...  0.7%
11/01/95-10/31/96   +13.72%     Caisse D'Amort Dette, 5.125%, 10/25/08 ...  0.7%
11/01/96-10/31/97   +13.01%     Government of France, 8.500%, 10/25/19 ...  0.7%
11/01/97-10/31/98    +3.62%     Deutschland Republic, 5.625%, 01/04/28 ...  0.7%
11/01/98-10/31/99   +17.37%     General Electric Co. .....................  0.6%
                                Powergen, 8.500%, 07/03/06 ...............  0.6%
                                          TOTAL ..........................  8.8%

*Unannualized 1Assumes initial investment of $10,000 on inception date, November 18, 1988. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are 8 8 included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index, the Salomon Non-U.S. Government Bond Index (currency hedged), the Lehman Bros. Intermediate Government/Corporate Bond Index, or the Morgan Stanley Capital International EAFE Index.
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2  FREMONT MUTUAL FUNDS
accommodative monetary posture, we will remain under-weighted in U.S. equities and maintain a relatively short duration in the Fund's domestic bond portfolio. Overseas, we continue to favor Europe and the UK, where approximately 55% of the Fund's international equities assets reside and where we also see the best fixed income opportunities over the short term. The UK and the new Euroland should enjoy moderate economic growth with low inflation--the kind of economy that propelled the U.S. stock and bond markets through much of this decade. We are happy with our Japanese equities investments, but not anxious to increase our exposure in what was one of last year's best performing markets. We doubt the already deeply indebted Japanese government can afford to continue to carry the economy on its back and believe that the much ballyhooed restructuring of Japanese corporations may have as many short term negatives (higher unemployment and even more anemic consumer spending) as long term positives. We will probably remain cautious in emerging market Asia, where we see some political and

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FREMONT GLOBAL FUND
GEOGRAPHIC DIVERSIFICATION
AS OF 10/31/99
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

CANADA                                    2.7%
UNITED STATES                            58.0%
EMERGING MARKETS LATIN AMERICA            1.8%
EUROPE                                   26.9%
JAPAN                                     6.6%
PACIFIC RIM                               4.0%

economic roadblocks that may slow the current recovery. We will be looking to spend some of our cash as opportunities evolve.

     As is our custom, we will provide a few examples of the Fund's holdings. On the domestic equities front, our "blue chip" growth stock bias is typified by our investment in Intel Corp. Intel is the worldwide market leader in higher end microprocessors. Demand for personal computers has been increasing recently, which translates directly into increased demand for Intel's products. The latest in its Pentium series, Pentium III, is now being shipped to the leading PC manufacturers. Dynamic random access memory (DRAM) prices have been increasing, another plus for the company. Intel is also the largest producer of flash memory devices, (chips that retain information even when the power in the device is turned off), used in mobile phones and electronic organizers. Via its recent acquisition of DSP Communications, it has made further inroads into the fast growing communications chip market. Intel is at the top of its class and, we believe, capable of staying there for years to come.

     On the bond side, we have recently been buying U.S. Treasury Inflation Indexed Bonds (TIIs). The ten-year TII has a real yield of 4.1%, and when an estimated 2.5% inflation adjustment component is added, we are getting a 6.5% nominal yield. This is materially higher than the current nominal yield on a straight 10-year Treasury.

     In conclusion, as evidenced by the Global Fund's attractive absolute returns and competitive results relative to its benchmark, fiscal 1999 was a good year. While we can never be certain of what the global financial markets hold in store for us in fiscal 2000, we believe we have positioned the portfolio appropriately relative to our analysis of economic and market trends.

Sincerely,

/s/ Dave Redo             /s/ Pete Landini
/s/ Robert J.Haddick      /s/ Sandie Kinchen
/s/ Al Kirschbaum         /s/ Andrew Pang

Fremont Asset Allocation Committee
Portfolio Managers

                                                         FREMONT MUTUAL FUNDS  3

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FREMONT INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

The Portfolio Management Team
Capital Guardian Trust Company

[PHOTO]

Nancy J. Kyle,  David I. Fisher,  Nilly Sikorsky,
Hartmut Giesecke, Lionel M. Sauvage, Robert Ronus,
Rudolf M. Staehlin, and Richard N. Havas

------------
FUND PROFILE
------------

     Under the stewardship of Capital Guardian Trust Company (CGTC), the Fremont International Growth Fund is a diversified portfolio of international equities believed to have superior capital appreciation potential. CGTC's parent company, The Capital Group Companies, has one of the investment industry's most elaborate and successful global intelligence networks.

     CGTC employs a multiple portfolio manager system. Eight individual portfolio managers and the collective research analyst team are each given a portion of the portfolio's assets to manage. The investment styles of the portfolio managers vary. However, they have a unifying investment objective: superior long term returns versus the same benchmark index. The entire portfolio is carefully monitored to ensure sufficient regional and country diversification.

To Our Shareholders,

     For the six- and twelve-month periods ended October 31, 1999, the Fremont International Growth Fund returned 15.73% and 38.70% compared to the Morgan Stanley Capital International Europe, Australia, and Far East (EAFE) Index's 6.73% and 23.03% gains.

     Our Japanese investments were among the portfolio's best performers in fiscal 1999. We had a neutral weighting in Japan relative to the EAFE benchmark, but were probably over-weighted versus our peer group, many of whom had given up on the Japanese stock market after years of under-performance. Our stock selections, primarily export oriented technology and consumer electronics companies, continued to perform well in the second half, even with the yen rising against the dollar. This is a function of innovation and the world class quality of their products. We believe they can continue to prosper despite the strong yen.

     Many investors seem to believe the turnaround in the Japanese economy and stock market will be short-lived. The consensus seems to be that without the already debt laden government's ongoing economic pump priming, the economy would still be in trouble. In fact, a lot of government spending on infrastructure has been wasteful, producing "roads and bridges to nowhere". We think the government may allocate capital more productively in the future, focusing on technology and telecommunications. More importantly, the stock market will do a lot better job allocating capital to more productive sectors of the economy. In addition, a strong Japanese stock market should increase domestic consumer confidence and spending.

     We think corporate restructuring will also have a positive effect on the Japanese economy and stock market. We are mindful, however, that restructuring in itself is no panacea. The restructuring of fundamentally sound businesses can be quite productive, helping to improve return on equity and profits. But, simply closing plants and cutting jobs doesn't impress us. Good companies should be growing-- not shrinking. So, in our equities research, we are careful to distinguish between corporate restructurings that

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GROWTH OF $10,000 (1)

[GRAPHIC OMITTED]
                                           10/31/99
                                           --------
MSCI EAFE INDEX                             $16,163
FREMONT INTERNATIONAL GROWTH FUND           $15,332

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/99

1 YEAR     3 YEARS     5 YEARS     SINCE INCEPTION (3/1/94)
-----------------------------------------------------------
38.70%      11.82%       8.43               7.83%

ANNUAL RETURNS                   TOP TEN HOLDINGS

3/1/94-10/31/94*     +2.30%      Mannesmann Ag ...........................  2.7%
11/01/94-10/31/95    +0.13%      Ntt Mobile Communication Network
11/01/95-10/31/96    +7.07%         (Ntt Docomo) .........................  2.5%
11/01/96-10/31/97    -0.01%      Nokia Ab, Adr ...........................  2.3%
11/01/97-10/31/98    +0.80%      Tokyo Electron Ltd. .....................  1.9%
11/01/98-10/31/99   +38.70%      Sony Corp. ..............................  1.6%
                                 Murata Manufacturing Co. Ltd. ...........  1.5%
                                 Taiwan Semiconductor
                                    Manufacturing Co. Ltd., Adr ..........  1.4%
                                 Advantest Corp. .........................  1.4%
                                 Nec Corp. ...............................  1.4%
                                 Asm Lithography Holding Nv ..............  1.4%
                                           Total ......................... 18.1%

*Unannualized 1Assumes initial investment of $10,000 on inception date, March 1, 1994. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All 8 8performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Morgan Stanley Capital International EAFE Index.

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4  FREMONT MUTUAL FUNDS
are giving good companies in good businesses more flexibility to grow and improve operating results, and restructurings that may grab headlines, but will have little long term benefit for the company and its shareholders.

     European economies and stock markets struggled in first half fiscal 1999 before regaining momentum in the second half. We expect good earnings trends over the next year for European portfolio holdings in the telecommunications, publishing/media, and financial service industries. We also like the earnings prospects for a select group of industrial cyclical stocks.

     This year, we had one major disappointment in Europe resulting from government interference in the free market process. Our investment in Telecom Italia, which is being taken over by Olivetti, did not live up to its full potential, because the government wanted control to remain with an Italian company and discouraged a competing bid from Deutsche Telecom. As it stands today, we will be getting debt heavy Tecnost stock (an Olivetti subsidiary) for our stake in

--------------------------------------------------------------------------------
FREMONT INTERNATIONAL GROWTH FUND
GEOGRAPHIC DIVERSIFICATION
AS OF 10/31/99
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

CANADA                                    3.5%
UNITED STATES                            14.2%
EMERGING MARKETS LATIN AMERICA            1.9%
EMERGING MARKETS AFRICA                   0.6%
EUROPE                                   46.0%
JAPAN                                    27.3%
PACIFIC RIM                               6.5%

Telecom Italia. We believe our clients and the rest of Telecom Italia's shareholders are getting shortchanged in this transaction. We hope such economic provincialism will ultimately be eliminated in the new Euroland.

     Let's return to Japan for an example of a current  portfolio  holding.  NTT
DoCoMo,  the cellular  telephone  spin off from Nippon  Telephone  and Telegraph
(NTT), is one of the few pure domestic companies among our Japanese holdings. With most of the debt and pension liabilities retained by parent NTT, DoCoMo began its life as an independent company with an exceptionally strong balance sheet. The company is doing a great job adding new customers in the fast growing Japanese cellular telephone market. I-mode, DoCoMo's new cellular telephone featuring internet connectivity, is being well received in the market. We are forecasting 15-20% average annual cash flow growth for DoCoMo over the next several years, and at the close of this reporting period, the stock was trading at around 21 times enterprise value/earnings before interest, taxation, depreciation, and amortization (EBITDA). We believe this is an attractive valuation given DoCoMo's growth potential.

     In closing, we are pleased with the Fremont International Growth Fund's absolute and relative performance in fiscal 1999. All of us here at Capital Guardian have a single objective--superior long-term investment performance. Each of the members of our investment team has the freedom to exercise our independent judgment on stocks that will help the Fund meet this goal. Collectively, we pledge our best efforts on your behalf.

Sincerely,

/S/  Nancy J. Kyle

Nancy Kyle and Capital Guardian
Trust Company's Portfolio
Counselors Team

                                                         FREMONT MUTUAL FUNDS  5

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FREMONT EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Henry Thornton
Portfolio Manager
Colonial First State Investments

[PHOTO]

Henry Thornton

------------
FUND PROFILE
------------

     Fremont Emerging Markets Fund employs a bottom-up stock picking approach in building a diversified portfolio of emerging market companies. The Fund focuses on the stocks of companies with rapid, sustainable earnings growth trading at reasonable market valuations. Portfolio risk is further reduced by country diversification. Fund management establishes a country allocation policy and each regional investment team conducts rigorous fundamental research, including company visits, to select individual stocks within each market. Liquidity is also carefully monitored.

     Portfolio Manager Henry Thornton is Head of Emerging Markets for London based Colonial First State Investments. He has devoted his entire professional career to emerging market investing.

To Our Shareholders,

     For the six- and twelve-month periods ended October 31, 1999, the Fremont Emerging Markets Fund returned 17.60% and 36.16% compared to the Morgan Stanley Capital International Emerging Markets Free (MSCI-EMF) Index's 7.23% and 44.62%, and the IFC Investable Index's 7.26% and 43.08% respective gains.

     We are pleased to report excellent absolute returns for full-year fiscal 1999 and are encouraged by the Fund's superior performance relative to its index benchmarks in the second half. Our over-weighting in Asia, concentration in economically sensitive sectors, and bias toward larger cap stocks deserve much of the credit for the Fund's strong finish this year.

     At the close of fiscal 1999, some 50% of the Fund's assets are invested in Asia, primarily Taiwan, Korea, Thailand, and India. We favor large "blue chip" cyclicals in industries such as semiconductors, energy, and basic materials, which we believe will be prime beneficiaries of the ongoing economic recovery in the Pacific Rim. In addition to excellent growth prospects, many of these companies are restructuring with an eye to improving profitability. Greater demand, more pricing power, and the shifting focus from share of market to share of profits, should result in accelerating earnings.

     Following is an illustration of the kind of Asian company we favor. Korea's Pohang Iron and Steel Company Ltd. (POSCO) is the world's largest steel company and one of the lowest cost producers in the industry. It's business is primarily domestic, selling steel to Korean automakers and shipbuilders. With Korea's strong economic rebound, demand is increasing and so are steel prices. We believe this will translate into a 20% plus earnings gain for the company next year and a mid teens earnings growth rate over the next three years. If we are right, this $12 billion market cap company should attract some attention, particularly in the US, where its ADR trades on the NYSE. Right now, POSCO looks very cheap to us trading at approximately 10 times next year's earnings estimates and under 5 times projected cash flow.

     We remain under-weighted in

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GROWTH OF $10,000 (1)

[GRAPHIC OMITTED]

                                        10/31/99
                                        --------
FREMONT EMERGING MARKETS FUND            $9,266
MSCI EMERGING MARKETS FREE               $8,569

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/99

1 YEAR     3 YEARS     SINCE INCEPTION (6/24/96)
------------------------------------------------
36.16%      -2.25%              -2.25%

ANNUAL RETURNS                   TOP TEN HOLDINGS

6/24/96-10/31/96*    -3.12%      Samsung Electronics Ltd., GDR ..........   4.3%
11/01/96-10/31/97   +12.55%      Phoenix Pulp & Paper Public Co. Ltd. ...   4.3%
11/01/97-10/31/98   -37.59%      Infosys Technologies Ltd. ..............   3.5%
11/01/98-10/31/99   +36.16%      China Steel Corp., GDR .................   3.4%
                                 Matav RT, ADR ..........................   3.1%
                                 Pohang Iron and Steel Co. Ltd. .........   3.0%
                                 Videsh Sanchar Nigam Ltd., GDR .........   2.7%
                                 Telefonos de Mexico SA (Class L), ADR ..   2.7%
                                 Petroleo Brasileiro SA, ADR ............   2.7%
                                 Great Wall Technology Co. ..............   2.5%
                                           TOTAL ........................  32.2%

*Unannualized 1Assumes initial of $10,000 on inception date, June 24, 1996. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures 8 8assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the MSCI Emerging Markets Free Index.
--------------------------------------------------------------------------------

6  FREMONT MUTUAL FUNDS

Europe. Greece looks extremely overvalued and recent foreign direct investment into countries like Poland has not yet shown itself in rising exports.

     We are also still under-weighted in Latin America, where economic recovery is trailing Asia. Our investments are primarily in Mexico and Brazil, the two largest economies in the region. Latin American telecommunications, natural resource, and cyclical industrial stocks should do better in the year ahead as these economies gradually pick up steam.

     With one very good year on the books, the current debate is whether we are nearing the end of a bear market rally or in the early stages of a prolonged bull market. While we are hardly unbiased, we favor the latter scenario because of five key factors:

     1. Commodities prices are recovering. Emerging market nations supply the developed world with raw materials and lower cost industrial commodities. Global economic growth prospects are good and while we don't expect to see a boom in commodity prices, they should continue to trend up in the year ahead.

     2. The emerging market financial

--------------------------------------------------------------------------------
FREMONT EMERGING MARKETS FUND
GEOGRAPHIC DIVERSIFICATION
AS OF 10/31/99
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

UNITED STATES                              3.5%
EMERGING MARKETS LATIN AMERICA            20.4%
EMERGING MARKETS AFRICA                    9.7%
EMERGING MARKETS EUROPE                   14.5%
MIDDLE EAST                                1.4%
EMERGING MARKETS ASIA                     20.1%
PACIFIC RIM                               30.4%

crisis is over. While progress is uneven, emerging market governments are undertaking the fiscal and monetary reforms needed for greater economic stability.

     3. The corporate world is changing. Emerging market companies are finally recognizing that growth for growth's sake is the wrong goal and that increasing profitability is what really matters. In the mid 1990's Return on Equity (ROE) in the U.S. and emerging markets was similar at about 10%. By 1999, U.S. ROE had almost doubled and emerging market ROE's had been halved. Not surprisingly, the U.S. equities market has outperformed and is currently trading at nearly three times the price/book value ratio of emerging markets stocks. An increasing number of the companies we visit list improving ROE as their primary goal and are taking legitimate steps to achieve this objective. If they are successful, we should see higher price to book valuations in the emerging markets.

     4. Emerging market economies are recovering and this will be reflected in rapid earnings growth.

     5. Finally, emerging market stocks are under-owned. After 5 years of under-performance relative to developed nation stock markets and last year's near collapse, institutional investors have been very reluctant to venture back into the emerging markets. With the U.S. and most European stock markets stumbling this year, and the emerging markets putting up some great numbers, investment capital should begin to flow back in. The first law of the financial markets is that money follows returns.

     In closing, the emerging markets have come roaring back and the Fund has delivered an attractive return in fiscal 1999. We believe this is a meaningful turnaround and that emerging market equities will be a productive source of investment profits in the years ahead.

Sincerely,

/s/  Henry Thornton

Henry Thornton
Portfolio Manager

                                                         FREMONT MUTUAL FUNDS  7

--------------------------------------------------------------------------------
FREMONT U.S. MICRO-CAP FUND
--------------------------------------------------------------------------------

Robert E. Kern, Jr.
Portfolio Manager
Kern Capital Management LLC

[PHOTO]

Robert E. Kern, Jr.

------------
FUND PROFILE
------------

     The U.S. micro-cap stock market is a breeding ground for entrepreneurially-managed companies with exceptional growth prospects. With minimal Wall Street research coverage and low institutional ownership, micro-cap stocks represent the least efficient sector of the domestic equities market. This inefficiency creates attractive investment opportunities for the research-driven stock pickers managing the Fremont U.S. Micro-Cap Fund.

     Since the investment potential of micro-cap stocks is largely determined by the business prospects for individual companies rather than macro-economic trends, the Fund's focus is on bottom-up stock selection. Fund management analyzes financial statements, the company's competitive position, and meets with key corporate decision makers to discuss strategies for future growth.

     Robert E. Kern, Jr. is nationally recognized as a pioneer and leading practitioner of micro-cap research and portfolio management.

To Our Shareholders,

     For the six- and twelve-month periods ended October 31, 1999, the Fremont U.S. Micro-Cap Fund gained 43.95% and 110.46% compared to the Russell 2000's -0.25% and 14.87% returns.

     Fiscal 1999 was a particularly gratifying year for us in that the Fund posted impressive gains in a rather uninspiring small company stock market. More than any other year in my investment career, fiscal 1999 validated our thesis that successful micro-cap investing is all about stock selection. As evidenced by the Fund's performance relative to the benchmark index, it was not the asset class that mattered or even industry group concentration. It was buying the right companies, at the right price, at the right time, and just as importantly, avoiding mistakes. This is a function of research--not just analyzing balance sheets and income statements, but meeting with corporate managements, reviewing business plans, and assessing their ability to effectively execute growth strategies.

     This year, as in past and we hope future years, our focus on truly innovative small companies also deserves credit for our success. Innovative new products and services translate into extraordinary growth potential and investor interest. We work hard to identify innovative young companies ahead of the competition. When we succeed, and our stock selections attract the attention of other institutional investors, their performance can be quite spectacular. For example, this year, several of our holdings performed so well that they quickly graduated from the micro-cap asset class.

     Briefly reviewing fiscal 1999, our decision in the dark days of August/September 1998 to concentrate the portfolio in those stocks we had the greatest degree of confidence in and that we felt would perform the best when the market turned around paid off handsomely in the first half. One of the biggest challenges in the second half was making decisions on stocks that had performed extraordinarily well. It takes courage to sell stocks that keep advancing. However, when portfolio holdings reached valuations exceeding economic reality, we scaled back. In retrospect, in some cases, we sold too early. In other cases, our

--------------------------------------------------------------------------------
GROWTH OF $10,000 (1)

[GRAPHIC OMITTED]

                                    10/31/99
                                    --------
FREMONT U.S. MICRO-CAP FUND          $42,179
RUSSELL 2000 INDEX                   $19,246

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/99

1 YEAR     3 YEARS     5 YEARS     SINCE INCEPTION (6/30/94)
------------------------------------------------------------
110.46%     27.57%      32.42%              30.96%

ANNUAL RETURNS                       TOP TEN HOLDINGS

6/30/94-10/31/94*    +3.60%          Netopia, Inc. .......................  6.1%
11/01/94-10/31/95   +38.68%          ArthroCare Corp. ....................  5.5%
11/01/95-10/31/96   +41.46%          Photon Dynamics, Inc. ...............  3.9%
11/01/96-10/31/97   +28.80%          TeleTech Holdings, Inc. .............  3.2%
11/01/97-10/31/98   -23.45%          Anaren Microwave, Inc. ..............  2.8%
11/01/98-10/31/99  +110.46%          Puma Technology, Inc. ...............  2.5%
                                     Rare Medium Group, Inc. .............  2.4%
                                     New Era of Networks, Inc. ...........  2.4%
                                     Ancor Communications, Inc. ..........  2.3%
                                     California Amplifier, Inc. ..........  2.3%
                                               TOTAL ..................... 33.4%

*Unannualized 1Assumes initial investment of $10,000 on inception date, June 30, 1994. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance 8 8figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index.
--------------------------------------------------------------------------------

8  FREMONT MUTUAL FUNDS
timing was quite good. Regardless of where the chips ultimately fall, we believe exercising valuation discipline is the only prudent way to invest in what can be a quite volatile asset class.

     In the second fiscal half, we did alter our sector allocation. We pared back our consumer stock holdings in response to higher mortgage rates, higher energy prices, and a slumping stock market--all factors that may erode consumer confidence and restrain consumer spending going forward. We increased our commitment to technology, particularly in the communications arena, where we are finding some very promising small companies with exciting new broadband technologies for faster internet access and transmission. We are largely steering clear of computer component companies, whose earnings are likely to be disrupted by erratic order patterns due to the Y2K phenomenon. Although we have not yet increased our allocation to healthcare, we are encouraged by the very good performance of our holdings in the second half, following a disappointing first half.

     We like to remind shareholders that

--------------------------------------------------------------------------------
FREMONT U.S. MICRO-CAP FUND
PORTFOLIO DIVERSIFICATION
AS OF 10/31/99
--------------------------------------------------------------------------------

BUSINESS EQUIPMENT & SERVICES (17.4%)
TECHNOLOGY  (EQUIPMENT) (17.4%)
SHORT TERM SECURITIES (16.1%)
HEALTH CARE (10.5%)
OTHER (10.3%)
RETAIL (8.0%)
TECHNOLOGY (COMPONENTS) (7.3%)
TECHNOLOGY (SOFTWARE) (6.8%)
CONSUMER NON-DURABLES (6.2%)

innovation is not limited to glamorous sectors like technology. We occasionally find truly innovative companies in somewhat mundane industries. Jore
Corporation, which became a public company in September 1999, is a great example. Jore is a leading manufacturer of innovative power tool accessories including a patented quick change drilling and driving system and a full range of hex-shank drill bits, screwdriver heads, etc. Jore has also developed a drill bit machining center that automates all aspects of drill bit production resulting in improved quality and lower manufacturing costs. But perhaps the most innovative thing Jore is doing is on the marketing front. Currently Jore builds small power tool accessories for the Sears' Craftsman brand. In April 1999, Jore licensed from the Stanley Works the exclusive right to sell power tool accessories using the highly respected StanleyTM brand. They expect to rollout these Stanley brand products in stores like Home Depot, Lowes and other big hardware retailers in 2000 and 2001. Jore's revenues, which were slightly over $10 million in 1996, are forecasted to exceed $55 million in 1999 and reach $100 million within the next two years. The combination of strong revenue growth and improving profitability is expected to result in accelerating earnings growth for Jore. Although Jore is a recent addition to the Fund's portfolio, it is a truly innovative micro-cap company in product development, manufacturing processes, and marketing, and has the potential to become one of the Fund's successful long-term investments.

     In closing, fiscal 1999 will be a very hard act to follow. This does not diminish our enthusiasm and commitment to finding small companies with big futures. The Kern Capital Management investment team will continue to strive to generate attractive investment returns for Fremont U.S. Micro-Cap Fund shareholders and justify the confidence you've shown in our abilities.

Sincerely,

/s/  Robert E. Kern, Jr.

Robert E. Kern, Jr.
Portfolio Manager

                                                         FREMONT MUTUAL FUNDS  9

--------------------------------------------------------------------------------
FREMONT U.S. SMALL CAP FUND
--------------------------------------------------------------------------------

David G. Kern, CFA,
Portfolio Manager
Kern Capital Management LLC

[PHOTO]

David G. Kern, CFA

------------
FUND PROFILE
------------

     U.S.  small  cap  stocks  offer  tremendous   opportunity  to  professional
investors dedicated to hands on fundamental research. Through rigorous fundamental analysis, including visits with corporate managements, their suppliers, customers and competitors, Fund management strives to identify small relatively unknown companies with the potential to become larger and more successful over time.

     Research is concentrated in industries with the greatest level of innovation such as technology, healthcare, consumer, and services. The research process focuses on answering three basic questions: how attractive is the business; how strong is management; and how much is the company worth?

     Portfolio Manager David G. Kern co-founded Kern Capital Management LLC, a firm dedicated exclusively to small company stock research and portfolio management.

To Our Shareholders,

     For the six- and twelve-month periods ended October 31, 1999, the Fremont U.S. Small Cap Fund returned 33.78% and 84.60% versus the Russell 2000 Index's -0.25% and 14.87% returns.

     As reflected in the Fund's excellent absolute and relative returns, fiscal 1999 was a great year for us. We had a high stock picking batting average, a strong IPO market, and committed very few errors. We also made some timely strategic decisions. In the midst of the market chaos in August/September 1998, we concentrated the portfolio in what we viewed as the most innovative companies. This enhanced performance when the small cap market rebounded in calendar fourth quarter 1998. In early 1999, we took profits in some big winners, whose valuations began defying economic reality. For example, we scaled out of most of our software holdings, when we saw evidence that industry fundamentals were deteriorating. This allowed us to preserve substantial gains when software stocks hit the skids this summer. The combination of picking some very good stocks, avoiding mistakes, and making timely sell decisions allowed us to achieve excellent results in a challenging small-cap stock market.

     We remain focused on high quality small companies in the most innovative sectors of the American economy--technology, healthcare, consumer, services, and special situations (our grab bag category for innovative companies in traditionally non-innovative industries such as energy and finance). Although consumer was our strongest portfolio sector in first half fiscal 1999, we have reduced our commitment in response to changing economic trends. We think higher interest rates, higher mortgage payments, rising grocery prices, and bigger home heating bills will dent consumer confidence and temper consumer spending.

     We have increased our commitment to the technology sector, with a strong bias to internet oriented communications technology. The internet is still in its infancy and the demand for technologies that can enhance internet access and transmission speed is

--------------------------------------------------------------------------------
GROWTH OF $10,000 (1)

[GRAPHIC OMITTED]

                                       10/31/99
                                       --------
FREMONT U.S. SMALL CAP FUND             $16,420
RUSSELL 2000 INDEX                      $ 9,782

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/99

1 YEAR     SINCE INCEPTION (9/24/97)
------------------------------------
84.60%               26.64%

ANNUAL RETURNS                           TOP TEN HOLDINGS

9/24/97-10/31/97*    -4.06%              TeleTech Holdings, Inc. .........  6.6%
11/01/97-10/31/98    -7.29%              Netopia, Inc. ...................  5.5%
11/01/98-10/31/99   +84.60%              Emulex Corp. ....................  5.1%
                                         Calpine Corp. ...................  4.1%
                                         ACTV, Inc. ......................  3.9%
                                         VeriSign, Inc. ..................  3.8%
                                         Anaren Microwave, Inc. ..........  3.4%
                                         New Era of Networks, Inc. .......  3.1%
                                         Cinar Corp. (Class B) ...........  2.8%
                                         Rare Medium Group, Inc. .........  2.8%
                                                   TOTAL ................. 41.1%

*Unannualized 1Assumes initial investment of $10,000 on inception date, September 24, 1997. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All 8 8performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index.
--------------------------------------------------------------------------------

10  FREMONT MUTUAL FUNDS
exploding. We've identified what we believe to be some exceptional investment opportunities in this arena. We are still treading lightly in the healthcare category. Growth is slowing, there is more competition, and margins are still being squeezed. We have been under-weighted in healthcare since the Fund's inception, and will remain that way until we see some evidence of improving industry fundamentals.

     In past shareholder letters, we've discussed innovative companies in exciting growth industries. This time, we've chosen an exciting company in a less innovative industry --power generation. The electric utilities industry is being deregulated and consumers are now being given their choice of power generation companies. You may have already received a notice from your local electric utility advising you of this new option. The winners will be the lowest cost producers.

     Calpine is an independent power generator using state-of-the-art "combined cycle combustion" technology (mixing natural gas with steam) to

--------------------------------------------------------------------------------
FREMONT U.S. SMALL CAP FUND
SECTOR DIVERSIFICATION
AS OF 10/31/99
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

TECHNOLOGY (SOFTWARE) (20.2%)
SHORT TERM SECURITIES (12.6%)
OTHER (8.6%)
CONSUMER SERVICES (6.5%)
RETAIL (6.6%)
BUSINESS EQUIPMENT & SERVICES (13.5%)
TECHNOLOGY (EQUIPMENT) (12.9%)
TECHNOLOGY (COMPONENTS) (12.1%)
HEALTH CARE (7.0%)

generate electricity. Calpine's cost for generating a megawatt of electricity is currently the lowest in the industry. Calpine's current generating capacity is about 3,300 megawatts. We are forecasting 1999 earnings per share of $1.50 at this capacity level. The company has just raised $600 million via a secondary stock and convertible preferred offering. The proceeds will be used to finance Calpine's goal of increasing generating capacity to 16,000 megawatts by the end of 2003. This will make Calpine one of the largest power generators in the U.S. We are projecting annual earnings growth of at least 30% over the next several years. Calpine stock has made a nice move since we bought it last year, but at about 28 times next year's earnings, its valuation remains attractive given the growth prospects.

     In conclusion, we can't promise you 80% plus returns every year. We can promise that the Kern Capital Management investment team will continue to do the things that are responsible for our success. We are a research driven organization. We don't just crunch numbers. We go out and meet with corporate decision makers, review their growth strategies and judge their ability to execute them effectively. In short, we do everything we can to identify the most innovative small companies with the best risk/reward characteristics. We are confident this discipline will continue to reward Fremont U.S. Small Cap Fund shareholders.

Sincerely,

/s/  David G. Kern

David G. Kern
Portfolio Manager

                                                        FREMONT MUTUAL FUNDS  11

--------------------------------------------------------------------------------
FREMONT GROWTH FUND
--------------------------------------------------------------------------------

W. Kent Copa, Debra McNeill,
and Peter Landini
Fremont Investment Advisors, Inc.

[PHOTO]

W. Kent Copa, CFA

------------
FUND PROFILE
------------

     The Fremont Growth Fund invests principally in large capitalization U.S. stocks. The goal is to outperform the Standand & Poor's 500 and the average of its large-cap growth stock fund peer group.

     Superior earnings growth generally translates into superior stock performance. However, stocks with excellent earnings records often trade at high valuations and unanticipated earnings disappointments can result in sharp declines. In short, reward potential is accompanied by a somewhat higher level of risk. Through quantitative analysis, the portfolio management team seeks to identify stocks with superior earnings growth prospects trading at reasonable valuations. The goal is to build a diversified portfolio with favorable risk/reward characteristics.

     Portfolio Co-Managers Ken Copa, Debra McNeill, and Peter Landini have a combined 41 years of professional investment experience.

To Our Shareholders,

     For the six- and twelve-month periods ended October 31, 1999, the Fremont Growth Fund returned 2.40% and 24.24% compared to the Standard & Poor's 500 Index's 2.74% and 25.66% gains. The Lipper Growth Fund Average advanced 4.62% and 29.11% over these same time periods.

     We are pleased the Fund once again delivered solid returns in fiscal 1999 and retained its 4 Star Morningstar ranking. We are somewhat disappointed over having modestly under-performed the S&P 500 and our peer group benchmark. Most of this shortfall came in calendar first quarter 1999, a period in which a relative handful of high flyers propelled the S&P, while most of its component stocks languished. In extremely narrow markets, the Fund's diversification strategies may restrain relative performance. In a more normalized market environment, we believe the Fund's diversification posture will work to our advantage. Importantly, the portfolio still has the fundamental characteristics we believe will lead to superior long- term relative performance. At the close of this reporting period, the portfolio had a projected 5-year average earnings growth rate of 20.6% versus the S&P 500's 17.6% and a price/trailing earnings ratio of 26.0 compared to the S&P's 30.2%. Better expected earnings growth at a cheaper price is the cornerstone of our investment discipline.

     Our over-weighting in the technology sector was a strong positive throughout the year. Microsoft, our largest holding, was up 76%, Oracle, EMC Corp, and Cisco Systems more than doubled, and Sun Microsystems gained more than 200% over the last twelve months. We believe technology will remain the pre-eminent growth sector in the economy and continue to present some of the best investment opportunities. Our selections in the retail sector also buoyed returns, with Best Buy, Home Depot, and Wal-Mart leading the way.

     Disappointments include food and beverage companies such as Smithfield Food, Suiza Food, and Coca Cola, all of which declined in fiscal 1999. Price competition put pressure on profit margins and restrained earnings growth. Our healthcare invest-

--------------------------------------------------------------------------------
GROWTH OF $10,000 (1)

                               10/31/99
                               --------
S&P 500 INDEX                  $ 38,005
FREMONT GROWTH FUND            $ 31,538

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/99

1 YEAR     5 YEARS     SINCE INCEPTION (8/14/92)
------------------------------------------------
24.24%      21.93%              17.27%

ANNUAL RETURNS                  TOP TEN HOLDINGS

8/14/92-10/31/92*    +2.00%     Microsoft Corp. ..........................  4.4%
11/01/92-10/31/93   +12.80%     General Electric Co. .....................  4.3%
11/01/93-10/31/94    +1.72%     Ford Motor Co. ...........................  2.9%
11/01/94-10/31/95   +28.12%     Intel Corp. ..............................  2.7%
11/01/95-10/31/96   +22.06%     Wal-Mart Stores, Inc. ....................  2.5%
11/01/96-10/31/97   +29.26%     Citigroup, Inc. ..........................  2.2%
11/01/97-10/31/98    +7.30%     Cisco Systems, Inc. ......................  2.2%
11/01/98-10/31/99   +24.24%     Federal National Mortgage Association ....  2.0%
                                MCI WorldCom, Inc. .......................  2.0%
                                Keyspan Corp. ............................  1.9%
                                          TOTAL .......................... 27.1%

*Unannualized 1Assumes initial investment of $10,000 on inception date, August 14, 1992. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All 8 8performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index.
--------------------------------------------------------------------------------

12  FREMONT MUTUAL FUNDS
ments also disappointed, most notably McKesson HBOC, which was down sharply due to accounting irregularities and falling earnings. Finally, our over-weighting in financial stocks was a slight drag on relative performance. This group performed well early in fiscal 1999, declined as interest rates trended higher through the summer, and closed the fiscal year strong as the repeal of the Glass- Steagall Act opened the door for further consolidation in the financial services industry.

     Since we remain over-weighted in technology, we have chosen to detail one of our tech holdings as an example of our investment philosophy at work. Some companies succeed purely on the basis of the quality of their products. Others make it to the top of the class through outstanding service to their clients. EMC Corp., the industry leader in the data storage and networking business, excels at both. How good are EMC's systems? Despite premium pricing, they have garnered more than 30% of the market. Clearly, EMC's customers believe they are getting their money's worth and more. EMC protects its dominant position in the market by smoth-

--------------------------------------------------------------------------------
FREMONT GROWTH FUND
SECTOR DIVERSIFICATION
AS OF 10/31/99
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

TECHNOLOGY (24.3%)
SHORT-TERM SECURITIES (2.1%)
OTHER (16.6%)
CONSUMER NON-DURABLES (4.8%)
ENERGY (7.3%)
RETAIL (8.5%)
FINANCIAL SERVICES (17.0%)
HEALTH CARE (10.0%)
UTILITIES (9.4%)

ering its customers with service--a critical element for any company selling complex technologies.

     Not only is EMC the best company in its industry, but the industry itself is growing like a weed. As the Information Age accelerates, companies are generating more and more data, which must be stored and made readily accessible to users. Driven in part by the internet--almost every large company is building a www. presence--the demand for data storage and networking systems is exploding. Demand, as measured by potential revenue gains for EMC, is expected to grow by 40% over the next three years. We believe this will translate into annual earnings growth exceeding 30% for EMC.

     EMC stock performed quite well in fiscal 1999, but has been restrained somewhat by concern that its recent acquisition of Data General may result in an earnings "hiccup". We believe any earnings dislocation resulting from the acquisition will be shortlived and that the purchase of Data General will help EMC expand its already formidable position in its industry.

     World class competitors in fast growth industries don't come cheap and EMC has a well above market average price/earnings ratio. However, relative to its earnings growth prospects and to the P/Es of other leading companies in other exciting technology sectors, EMC's valuation appears quite reasonable.

     In closing, fiscal 1999 was another good year for the Fremont Growth Fund. We achieved our primary goal of delivering strong returns to shareholders. Due to an unusually narrow market half way through this year's race, the S&P 500 broke the tape a small step ahead of us. However, we look forward to competing again next year and believe we can come out on top in fiscal 2000.

Sincerely,

/s/  Kent Copa
/s/  Debra McNeill
/s/  Peter Landini

Kent Copa, Debra McNeill,
& Peter Landini
Portfolio Co-Managers

                                                        FREMONT MUTUAL FUNDS  13

--------------------------------------------------------------------------------
FREMONT REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

John Kramer & Paul Gray
Portfolio Co-Managers
Kensington Investment Group

[PHOTO]

John Kramer

------------
FUND PROFILE
------------

     The commercial real estate industry is in the early stages of a major transformation. Privately held real estate empires are being replaced by financially strong, well managed, publicly traded companies, that buy, sell and manage commercial property throughout the U.S. In the process, stock market investors are being given an unprecedented opportunity to participate in an industry that has generated enormous wealth.

     Portfolio Co-Managers John Kramer and Paul Gray monitor macro-economic trends, supply/demand dynamics and industry fundamentals in allocating assets to real estate securities (primarily Real Estate Investment Trusts or REITs) in different commercial sectors including office, apartment, retail, hotel and industrial. Individual securities selection is based on the analysis of the company's acquisition, development and operating records; earnings and dividend growth potential; and valuation relative to other publicly traded real estate companies.

To Our Shareholders,

     For the twelve-month period ended October 31, 1999, the Fremont Real Estate Fund declined 0.07%, compared to the National Association of Real Estate Investment Trusts (NAREIT) Composite Index's 8.41% loss. While we are disappointed the Fund did not provide a positive return in what has been a very difficult market for real estate securities, we are pleased to have finished in the top 5% of the domestic REIT funds tracked by Bloomberg Data Services. I commend our research team for finding ways to generate positive returns in a sector which is down over 8% over the last twelve months. Additionally, for the six-month period ended October 31, 1999, the Fund declined 5.48% compared to NAREIT's 10.92% loss.

     In 1999, rising interest rates put pressure on stocks in all sectors, including REITs. Despite good earnings growth and sound industry fundamentals, REITs re-tested 1998 lows. High dividend yields and the fact that 90% of all REITs met or exceeded analysts earnings' expectations was not sufficient to buoy the group. REITs are now trading at prices well below where they were when news of Warren Buffett's substantial REIT investments became public in April of this year.

     Why have REITs retreated despite attractive yields, good earnings growth and favorable industry fundamentals? Our best guess is that many investors still view real estate as a highly cyclical "boom and bust" business. We challenge this perception. The discipline imposed by the public capital markets on the commercial real estate industry has curtailed the speculative excesses of the past. While different cities and types of properties have experienced varied rates of growth, the overall picture is one of a healthy supply and demand balance. Occupancy rates for most property types are near 90%. U.S. economic growth continues to fuel increased demand for space. Construction of new properties is generally in line with projected demand growth. This "equilibrium" market points toward steadily increasing rental revenues, good earnings and secure dividends.

     Presently, REIT dividends are quite high, averaging close to 9%. Cash flow is even higher, because REITs only pay out about 70 cents of every

--------------------------------------------------------------------------------
GROWTH OF $10,000 (1)

                                           10/31/99
                                           --------
FREMONT REAL ESTATE SECURITIES FUND         $8,117
NAREIT ALL INDEX                            $7,529

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/99

1 YEAR     SINCE INCEPTION (12/31/97)
-------------------------------------
-0.07%              -10.76%

ANNUAL RETURNS                  TOP TEN HOLDINGS

12/31/97-10/31/98*  -18.78%     Koger Equity, Inc. .......................  6.1%
11/01/98-10/31/99    -0.07%     Banyan Strategic Realty Trust ............  5.5%
                                First Union Real Estate Investments ......  5.4%
                                Burnham Pacific Properties, Inc. .........  5.1%
                                Malan Realty Investor, Inc. ..............  4.3%
                                Walden Residential Properties, Inc. ......  4.3%
                                American Industrial Properties REIT ......  4.0%
                                Wellsford Real Properties, Inc. ..........  3.9%
                                Sunstone Hotel Investors, Inc. ...........  3.5%
                                Mack-Cali Realty Corp. ...................  3.5%
                                          TOTAL .......................... 45.6%

*Unannualized 1Assumes initial investment of $10,000 on inception date, December 31, 1997. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. 8 8All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the National Association of Real Estate Investments Trusts(R) (NAREIT) ALL Index.
--------------------------------------------------------------------------------

14  FREMONT MUTUAL FUNDS

$1 of Funds from Operations as dividends. The remainder is retained in the business. This is the highest ratio of cash being retained in ten years. Barring a very dramatic slowdown in the U.S. economy, cash flow should remain quite strong.

     Low valuations and negative sentiment in a sound industry is like the ringing of a dinner bell for value-driven investors such as ourselves. Today's REIT market is truly appetizing. As mentioned earlier, dividend yields are close to 9%. REIT price/earnings multiples (8.2x) are a third of the S&P 500's P/E (25.5x). Meanwhile, projected earnings growth rates for REITs, while slowing somewhat, remain around 9%, only modestly lower than the S&P 500's 11%. Earnings growth should continue to support solid dividend growth. In addition, REITs are trad ing at about a 15% discount to the prices at which they could sell their underlying properties. The last two times we saw this kind of discount to break-up value (1992 and 1994), REITs produced returns approximating 18% in the succeeding years.

     While REITs may remain weak over the short term, the longer term return

--------------------------------------------------------------------------------
FREMONT REAL ESTATE SECURITIES FUND
SECTOR DIVERSIFICATION
AS OF 10/31/99
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

SHORT-TERM SECURITIES (9.8%)
OTHER (20.9%)
REIT (HOTELS) (6.0%)
REIT (OFFICE) (30.7%)
REIT (COMMUNITY CENTERS) (15.3%)
REIT (DIVERSIFIED) (10.9%)
REIT (APARTMENTS) (6.4%)

potential from here seems compelling. One needs only to look at the NAREIT Index's 10.5% gain in calendar second quarter 1999 to see the kind of upside potential available from these price levels when sentiment turns positive. The challenge is staying invested in what we view as terrific bargains, knowing the sector may drift lower before the portfolio's substantial upside potential is realized.

     Anecdotal evidence is building that the REIT market is in the process of forming a bottom. Selling pressure is abating. The price decline in calendar third quarter 1999 came on significantly lower trading volumes than prior declines. "Smart money" is also lining up on the buy side. In addition to Warren Buffett's announcement that he had taken sizable stakes in several REITs earlier this year, management led buy-outs and merger activity continues to pick up.

     Let us give you an example. Earlier this year we began accumulating Walden Residential Properties, Inc, a Southeast and Southwest regional apartment REIT, at prices in the high teens. Walden's fundamentals were solid, it was yielding around 10%, and we believed it was trading at a material discount to its break-up value. Privately held Olympus Real Estate also thought it was a bargain and has agreed to buy Walden at $23.25 per share in a deal that should close in December or January. While we don't expect all our portfolio holdings to be bought out, we do favor fundamentally cheap companies that could prove to be attractive takeover or leveraged buyout candidates. The 20% premium to market Olympus paid for Walden provides an illustration of the upside potential of portfolio holdings that may attract opportunistic business buyers.

     In closing, we urge patience. We have done a good job preserving shareholder assets in what has been a particularly difficult period for real estate securities. We believe our rigorous research and disciplined stock selection will be equally effective when the market turns in our favor.

Sincerely,

/s/  John Kramer
/s/  Paul Gray

John Kramer and Paul Gray
Portfolio Co-Managers

                                                        FREMONT MUTUAL FUNDS  15

--------------------------------------------------------------------------------
FREMONT BOND FUND
--------------------------------------------------------------------------------

Bill Gross
Portfolio Manager
Founder & Managing Director
Pacific Investment Management
Company (PIMCO)

[PHOTO]

Bill Gross

------------
FUND PROFILE
------------

     The Fremont Bond Fund invests in high quality corporate, mortgage-backed, hedged international, and government bonds. The Fund's goal is to consistently provide attractive risk-adjusted returns relative to the broad fixed-income market.

     The Fund's investment philosophy embodies three key principles: First, portfolio strategy is driven by longer-term trends in interest rates. Three-to five-year economic, demographic, and political forecasts are updated annually to identify the long-term interest rate trend. Second, consistent performance is achieved by avoiding extreme swings in portfolio maturity/duration. Finally, emphasis is placed on adding value through the analysis of traditional variables such as sector, coupon, and quality.

     Portfolio Manager Bill Gross, founder and managing director of Pacific Investment Management Company (PIMCO), has 28 years of professional fixed income investment experience. In addition to serving as the sub-advisor to the Fremont Bond Fund, PIMCO manages over $180 billion in fixed income investments for institutional clients.

To Our Shareholders,

     For the year ended October 31, 1999, the Fremont Bond Fund posted modest gains. The Fund returned 0.01% versus 0.52% for the Lehman Brothers Aggregate Index.

     The relatively flat performance was primarily the result of a difficult bond market environment. The return on a bond consists of price changes (which move inversely with interest rates) and coupon income. The income serves as a cushion in a declining price environment. Over the past 12 months, adverse price changes eroded nearly all of the coupon income as interest rates rose by approximately 1.4%.

     In the U.S., despite the decline in bond prices, we had several sector strategies in place which had a positive impact overall. Throughout the year, we maintained an emphasis on the mortgage sector. Although higher rates negatively affected mortgage prices, higher coupons on these securities more than offset declining prices and the allocation had a positive impact on performance.
Corporate bonds, however, were flat as concerns regarding credit counteracted higher coupons, and our modest exposure to this sector added little to returns.

     Outside of the U.S., both developed and emerging markets turned in strong performance. Although we had limited exposure to these sectors, the bonds we did own outperformed Treasury securities and enhanced returns.

     Looking forward, we expect the current U.S. economic expansion to continue, albeit at a slower rate than in the first half of 1999. Higher mortgage rates will slow consumption by reducing refinancing activity, giving consumers less opportunity to lower mortgage payments and boost cash flow. Corporate profits will be squeezed by higher borrowing costs and wage pressures stemming from tight labor markets. These factors, along with relatively low capacity utilization, will curb growth in investment spending. Faster growth in Europe and recovery in Asia will boost U.S. exports, partially offsetting the impact of slower consumer and investment spending.

--------------------------------------------------------------------------------
GROWTH OF $10,000 (1)

                                       10/31/99
                                       --------
FREMONT BOND FUND                       $15,305
LEHMAN BROS. AGGREGATE BOND INDEX       $14,816

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/99

1 YEAR     5 YEARS     SINCE INCEPTION (4/30/93)
------------------------------------------------
 0.01%      8.78%                6.76%

ANNUAL RETURNS                    TOP TEN HOLDINGS

4/30/93-10/31/93*    +5.15%       FNMA CMO,  7.200%, 05/25/23 ............  8.1%
11/01/93-10/31/94    -4.42%       30-yr U.S.Treasury Bond Futures,
11/01/94-10/31/95   +16.49%          69 Contracts, Exp. Dec. `99 .........  8.0%
11/01/95-10/31/96    +8.18%       GNMA CMO, 6.500%, 06/20/28 .............  7.1%
11/01/96-10/31/97    +9.54%       30-yr U.S. Treasury Bond Futures,
11/01/97-10/31/98   +10.31%          50 Contracts, Exp. Mar. `00 .........  6.4%
11/01/98-10/31/99    +0.01%       RFMSI CMO, 7.000%, 11/25/27 ............  5.2%
                                  General Motors Acceptance Corp.,
                                     5.750%, 11/10/2003 ..................  4.5%
                                  FHLMC CMO, 6.500%, 09/25/18 ............  4.3%
                                  90-day Euro Dollar Futures,
                                     128 Contracts, Exp. Sept. `00 .......  3.6%
                                  90-day Euro Dollar Futures,
                                     128 Contracts, Exp. Dec. `00 ........  3.6%
                                  Republic of Phillipines,
                                     9.500%, 10/21/24 ....................  2.9%
                                            TOTAL ........................ 53.7%

*Unannualized 1Assumes initial investment of $10,000 on inception date, April 30, 1993. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All 8 8performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Bros. Aggregate Bond Index.
--------------------------------------------------------------------------------

16  FREMONT MUTUAL FUNDS

     While we expect inflation to remain benign over the long term, the inflation rate will trend upward over the next several months after a sharp decline last year. Productivity gains that have contained wage inflation during this expansion will not be sustainable as growth moderates late in the business cycle. Global economic recovery will continue to put upward pressure on commodity prices, reversing the strong deflationary trend we saw last year. Oil prices have doubled this year, and the effect of this increase will continue to filter through the economy over the next several months.

     In an environment of sustainable, moderate growth and contained inflation, we expect interest rates to remain near current levels. Enhancing yield will be critical for generating superior portfolio returns as interest rates remain range-bound. Managing credit risk will also be important, given high levels of individual and corporate indebtedness and prospects for slower growth. Mortgages are one source of incremental yield that presents virtually no credit risk.

--------------------------------------------------------------------------------
FREMONT BOND FUND
PORTFOLIO CREDIT QUALITY
AS OF 10/31/99
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

AAA (54.0%)
AA (4.7%)
A (17.5%)
BBB (11.1%)
BB (12.7%)

Corporate, high yield and emerging market bonds offer attractive yield premiums but would suffer adverse price performance should credit quality deteriorate further. Investments in these sectors therefore need to be made selectively. Developed non-U.S. markets provide limited opportunity for yield enhancement given generally higher U.S. real yields.

Sincerely,

/s/  William H. Gross

Bill Gross
Portfolio Manager
Fremont Bond Fund

                                                        FREMONT MUTUAL FUNDS  17

--------------------------------------------------------------------------------
FREMONT MONEY MARKET FUND
--------------------------------------------------------------------------------

Norman Gee
Portfolio Manager
Fremont Investment Advisors, Inc.

[PHOTO]

Norman Gee

------------
FUND PROFILE
------------

     Fremont Money Market Fund invests primarily in high-quality short-term debt securities (commercial paper) issued by U.S. corporations and U.S. subsidiaries of foreign corporations. The Fund will also take small positions in other investment-grade short-term debt instruments such as Yankee CDs (dollar denominated certificates of deposit in foreign banks).

     Portfolio Manager Norman Gee strives to add value through price-sensitive trading and by identifying undervalued high quality money market securities. He will also make conservative adjustments to the portfolio's average maturity relative to the market in attempting to enhance total portfolio yield.

To Our Shareholders,

     For the six- and twelve-month periods ended October 31, 1999, the Fremont Money Market Fund returned 2.43% and 4.89% compared to the IBC Money Market First Tier Taxable Average's 2.19% and 4.43%. We are pleased to report the Fremont Money Market Fund once again finished in the top quartile of comparable funds in the IBC money market fund universe.

     In Fremont's Semi-Annual Report published in May, 1999, I suggested that the Federal Reserve would not endanger what appeared to be a fragile recovery in Asia by hiking rates in the next six months. Asia regained its economic footing much more quickly than I anticipated, and with the U.S. economy continuing to barrel along, Mr. Greenspan pulled the trigger much sooner than I had expected. Although at around 70 days, the Fund had a modestly higher average maturity than its peer group, it continued to perform well despite two 25 basis point Fed rate hikes. Because the portfolio was "barbelled" (heavy weightings on the short and long end of the maturity spectrum), we had plenty of short-term investments that we were able to roll over into higher yielding securities as interest rates increased.

     Looking ahead, I believe the Fed will continue to tighten in response to growing evidence of inflationary pressures on the economy. Ironically, five years ago, investors couldn't quite accept the fact that inflation had gone away. Today, they are reluctant to believe it is coming back. Even if it isn't yet reflected in the reported numbers, we see plenty of anecdotal evidence that wages will be rising. Help wanted signs appear to be a permanent fixture in every shop window here in the Bay Area and unions have been getting most of what they have asked for in recent labor settlements. The prices of industrial commodities are moving higher--the natural result of the recovery in Asia, some momentum in Europe, and our own still robust economy. The Consumer Price

--------------------------------------------------------------------------------
GROWTH OF $10,000 (1)

[GRAPHIC OMITTED]

                                            10/31/99
                                            --------
FREMONT MONEY MARKET FUND                    $17,877
90-DAY U.S. T-BILLS                          $17,876
IBC FIRST TIER TAXABLE PRIME AVERAGE         $17,096

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/99

1 YEAR     5 YEARS     10 YEARS     SINCE INCEPTION (11/18/88)
--------------------------------------------------------------
 4.89%      5.38%        5.12%                5.45%

ANNUAL RETURNS                     TOP TEN HOLDINGS

11/18/88-10/31/89*   +8.52%        New York Times Co. ....................  1.4%
11/01/89-10/31/90    +7.99%        Akzo Nobel, Inc. ......................  1.3%
11/01/90-10/31/91    +6.51%        Federal Farm Credit Corp. .............  1.3%
11/01/91-10/31/92    +3.73%        Federal Home Loan Bank ................  1.3%
11/01/92-10/31/93    +2.66%        Deutsche Bank NY ......................  1.3%
11/01/93-10/31/94    +3.49%        MetLife Funding, Inc. .................  1.3%
11/01/94-10/31/95    +5.84%        Deutsche Bank NY ......................  1.3%
11/01/95-10/31/96    +5.34%        Panasonic Finance Corp. ...............  1.3%
11/01/96-10/31/97    +5.39%        PACCAR Financial Corp. ................  1.3%
11/01/97-10/31/98    +5.45%        General Motors Acceptance Corp. .......  1.3%
11/01/98-10/31/99    +4.89%                  TOTAL ....................... 13.1%

*Unannualized 1Assumes initial investment of $10,000 on inception date, November 18, 1988. Performance data illustrated is historical. Past performance is not predictive of future performance. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance;  however,  fees and  expenses are not  incorporated  in the 8 8U.S.
90-Day T-Bill Index. An investment in Fremont Money Market Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the net asset value at $1.00 per share, it is possible to lose money by investing in the Fund.
--------------------------------------------------------------------------------

18  FREMONT MUTUAL FUNDS

Index (CPI) has been trending higher. Some economists are downplaying the rise, suggesting we ignore the food and energy component of the CPI. Considering we all have to eat and buy gas for the car, I don't see the logic in this argument. Also, despite recent years' sharp rise in new home building, inventories of new homes are at 20 year lows. Demand may drop somewhat with higher mortgage rates, but people still need a roof over their heads, so housing prices should continue to trend higher.

     I'm not trying to be an alarmist on inflation. We are not headed back to the dark days of the 1970's. However, I do believe we will see an inflation rate in the 3%-3.25% range by second half 2000. The forward looking Federal Reserve appears to agree with me. I think the Fed will continue to tighten interest rates, perhaps waiting until Y2K issues are resolved early next year before pumping the brakes again.

     Currently, there are two interesting phenomena in the money markets, both related to Y2K jitters. First, very

--------------------------------------------------------------------------------
FREMONT MONEY MARKET FUND
GEOGRAPHIC DIVERSIFICATION
AS OF 10/31/99
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

OTHER (2%)
NEW ZEALAND (3%)
NETHERLANDS (3%)
LUXEMBOURG (3%)
JAPAN (3%)
SWITZERLAND (5%)
FRANCE (7%)
UNITED STATES (46%)
GERMANY (14%)
UNITED KINGDOM (14%)

few corporations are issuing paper maturing in the last two weeks of December and the first two weeks of January. Although we will probably see more inventory as we approach the new millennium, right now the shelves are relatively bare. Secondly, and herein lies an opportunity we are taking advantage of, commercial paper maturing in late January, 2000 and beyond yields 50 basis points more than paper coming due in December, 1999. Corporations are paying a very nice premium to lock up cash through the perceived Y2K danger period. Once we get past the transition without the world ending, I think yields will come down. Rather than loading up on paper due in late January, we have been buying paper maturing in March to lock in these higher yields for a longer period.

     In closing, with the Federal Reserve responding aggressively to inflationary pressures, the money markets have been a little more lively in second half fiscal 1999. We believe money market yields will continue to trend higher in the year ahead as the Fed tries to slow the economy. We will continue to focus on strategies that will enhance the Fund's yield and keep it near the top of its class.

Sincerely,

/s/  Norman Gee

Norman Gee
Portfolio Manager

                                                        FREMONT MUTUAL FUNDS  19

--------------------------------------------------------------------------------
FREMONT CALIFORNIA
INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

Arno A. Rayner & William C. Williams
Portfolio Co-Managers
Rayner Associates, Inc.

[PHOTO]

Arno A. Rayner

------------
FUND PROFILE
------------

     Portfolio Co-Managers Arno Rayner and William Williams believe active duration management, opportunistic sector allocation, and individual security selection can enhance municipal bond portfolio returns. Credit quality is always first priority. The Fund holds only investment grade rated securities and selective non-rated bonds, which after internal credit analysis are believed to deserve an investment grade rating.

     Founded in 1976, sub-advisor Rayner Associates, Inc. manages over $135 million in fixed income assets for private and public clients.

To Our Shareholders,

     In the six- and twelve-month periods ended October 31, 1999, the Fremont California Intermediate Tax Free Fund declined 2.01% and 0.68% compared to the Lehman Brothers Municipal 5-Year State General Obligation (GO) Index's -0.80% and 1.10% returns.

     With the Federal Reserve taking back most of what it had given during last Fall's global liquidity crisis and inflationary fears sending market interest rates higher, all sectors of the fixed income market struggled in fiscal 1999. However, due to the very favorable supply/demand characteristics of the California municipal securities market, our portfolio held up quite well, posting only a modest decline. Of course, as bond prices have fallen, yields have increased. This is presenting strategic opportunities to enhance income to shareholders.

     The California economy will likely slow in 2000, with Gross State Product growing at approximately 3.5% versus 1999's projected 6% and 1998's 5.8%. However, this is still an attractive rate of economic expansion, and may continue to exceed national Gross Domestic Product growth in the year ahead. The year 2000 will be the seventh straight year up year for the California economy, which at approximately $1.1 trillion, is now the 8th largest in the world. All of the state's leading industries remain quite healthy. The technology sector is robust, housing starts and infrastructure construction remain strong, agriculture is doing well, and tourism is thriving. As Asia continues to recover, international trade, which is responsible for 1.5 million jobs and represents approximately 25% of the California economy, will also regain momentum. Unemployment is at a modest 5.6%, and while new job growth may decline somewhat in the year ahead, we don't see unemployment rising.

     California state tax surplus are projected to come in around $4 billion this year and we expect to see another state budget surplus. We have no idea what will happen to it, but no one in Sacramento seems to be talking about lowering state income taxes.

--------------------------------------------------------------------------------
GROWTH OF $10,000 (1)

[GRAPHIC OMITTED]

                                                    10/31/99
                                                    --------
LEHMAN MUNI 5-YEAR STATE G.O. INDEX                  $16,841
FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND        $16,838

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/99

1 YEAR     5 YEARS     SINCE INCEPTION (11/16/90)
-------------------------------------------------
-0.68%      6.04%                5.99%

ANNUAL RETURNS                  TOP TEN HOLDINGS

11/01/90-10/31/91*   +9.36%     Sacramento Municipal Utilities District ..  3.0%
11/01/91-10/31/92    +7.37%     Yucaipa School Facilities
11/01/92-10/31/93   +11.37%        Finance Authority .....................  2.5%
11/01/93-10/31/94    -3.94%     City of L.A., Wastewater System ..........  2.3%
11/01/94-10/31/95   +12.77%     East Bay Municipal Utility District ......  2.3%
11/01/95-10/31/96    +4.63%     City of Industry,
11/01/96-10/31/97    +6.75%        Urban Development Agency ..............  1.9%
11/01/97-10/31/98    +7.16%     Fremont Calif. Unified School District
11/01/98-10/31/99    -0.68%        (Alameda) .............................  1.8%
                                Orange County
                                   Transportation Authority ..............  1.7%
                                Santa Monica-Malibu Unified
                                   School District .......................  1.7%
                                San Francisco Calif. City and County .....  1.7%
                                Modesto Calif. Irrigation District .......  1.7%
                                          TOTAL .......................... 20.6%

*Unannualized 1Assumes initial investment of $10,000 on inception date, November 16, 1990. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. 8 8 All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Bros. 5-Year State G.O. Index.
--------------------------------------------------------------------------------

20  FREMONT MUTUAL FUNDS

So, California municipal securities should still provide excellent after-tax return advantages to state residents in higher tax brackets. We will likely see a modest uptick in inflation. We are forecasting the California Consumer Price Index to come in around 2.6% versus 2.4% for 1999. We expect this to be below national inflation rates. So, California municipal bond investors will likely also enjoy higher "real rates of return" (the spread between bond yields and inflation).

     Currently we favor AAA rated insured revenue bonds, which make up about 60% of the portfolio. At the close of this reporting period, approximately 82% of our holdings are rated AA or better and the portfolio is rated AA by both Moody's and Standard & Poors.

     As bond prices have come down, we have been pursuing a strategy designed to enhance income. We are selling lower yielding bonds and using the proceeds to buy higher coupon securities. For example, we recently "swapped" $1 million (par value) of Irvine Improvement District 4.20%'s

--------------------------------------------------------------------------------
FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
PORTFOLIO CREDIT QUALITY
AS OF 10/31/99
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

NOT RATED (1.6%)
A (16.3%)
AA (22.5%)
AAA (59.6%)

of 9/2/05 for $1 million (par value) of Los Angeles Metropolitan Transit District 5.0%'s of 7/1/15. In the process, we picked up 80 basis points (0.8%) in coupon rate and 85 basis points (0.85%) in yield. This swap generated a capital gain, which we will offset by taking a loss in one of our older portfolio holdings, with the proceeds once again going to a higher coupon alternative.

     This strategy is increasing the average maturity of the portfolio, but at about 8.9 years, it is still below the Fund's 10 year maximum. The portfolio's average duration (a standard measure of interest rate risk) is at a relatively conservative 6.5 years. At the close of this reporting period, the portfolio had an average coupon rate of 5.4% and an average yield to maturity of 5.3%. This compares to 5.3% and 4.2% at the close of fiscal 1998.

     In closing, it has been a difficult 12 months for fixed income investors. Bond prices have declined across the board. However, the great beauty of bonds is that what the market takes away in the form of lower prices, it gives back in the form of higher yields. We have been repositioning the portfolio to exploit higher yielding opportunities and to enhance income to shareholders. We are not bond market forecasters. We won't pretend to know where the market is headed over the short term. We will, however, attempt to take maximum advantage of whatever the market is offering. Over the longer term, we are confident this will produce attractive returns.

Sincerely,

/s/  Arno A. Rayner
/s/  William Williams

Arno A. Rayner and William Williams
Portfolio Co-Managers

                                                        FREMONT MUTUAL FUNDS  21

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF FREMONT MUTUAL FUNDS, INC.

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments in securities and net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting Fremont Mutual Funds, Inc., (hereafter referred to as the "Funds") at October 31, 1999, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
San Francisco, California
December 9, 1999

22  FREMONT MUTUAL FUNDS

                              FREMONT GLOBAL FUND
                                OCTOBER 31, 1999

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                          Country      Value
       Shares   Security Description                        Code      (Note 1)
--------------------------------------------------------------------------------

STOCKS  55.8%
BUSINESS EQUIPMENT & SERVICES  3.3%

           50   Flughafen Wien AG                            AS    $      1,730
      170,100   Laidlaw, Inc.                                CN       1,052,070
        6,597   Moore Corp. Ltd.                             CN          57,168
        2,526   Nova Chemical Corp.                          CN          49,700
          125   Danisco AS                                   DK           5,212
 *         65   ISS International Service
                  System AS (Class B)                        DK           3,494
          150   Metra Oyj (Class B)                          FI           2,847
          940   Sonera Group Oyj                             FI          28,294
          115   Tieto Corp.                                  FI           4,001
        2,800   Havas Advertising SA                         FR         786,719
        1,000   SAP AG                                       GM         363,734
          700   SAP AG (Preferred)                           GM         302,732
          200   Csk Corp.                                    JP           9,214
       85,000   Fujitsu Ltd.                                 JP       2,561,666
        1,000   Kinden Corp.                                 JP           9,214
        1,000   Mitsubishi Logistics Corp.                   JP          10,673
        2,137   Getronics NV                                 NL         106,794
          100   Oce NV                                       NL           1,661
          606   TNT Post Group NV                            NL          15,462
          120   Vedior NV                                    NL           2,024
          225   Merkantildata ASA                            NO           1,911
          933   INAPA-Investimentos
                  Participacoes e Gestao SA                  PT           8,145
        5,671   Jeronimo Martins, SGPS SA                    PT         158,681
           85   Sonae Investimentos SGPS SA                  PT           2,846
      600,000   Informatics Holdings Ltd.                    SG         292,507
        5,522   Autopistas Concesionaria Espanola SA         SP          59,674
          200   Prosegur, CIA de Seguridad SA                SP           1,645
        3,027   Sociedad General de Aguas de Barcelona SA    SP          48,445
 *        225   NetCom Systems AB (Class B)                  SW           9,361
          160   WM-Data AB                                   SW           6,735
 *          8   Societe Generale de Surveillance
                  Holdings SA (Bearer Shares)                SZ           8,727
 *         20   Societe Generale de Surveillance
                  Holdings SA (Registered Shares)            SZ           5,454
       48,800   Invensys PLC                                 UK         240,222
      125,253   Misys PLC                                    UK       1,048,886
       46,100   Rentokil Initial PLC                         UK         153,813
 *      7,000   24/7 Media, Inc.                             US         302,313
 *     16,000   America Online, Inc.                         US       2,075,000
 *      4,500   AMFM Inc.                                    US         315,000
 *     16,200   Arguss Holdings, Inc.                        US         238,950
 *     38,400   Boston Communications Group, Inc.            US         194,400
 *     19,000   Ceridian Corp.                               US         416,813
        4,000   Cintas Corp.                                 US         241,000
 *     11,200   Computer Outsourcing Services, Inc.          US         114,800
 *      9,500   Computer Sciences Corp.                      US         652,531
 *      8,100   Corporate Executive Board Co.                US         305,775
 *     11,500   Dendrite International, Inc.                 US         360,813
 *      1,000   Digital Lava, Inc.                           US           3,000
        9,000   Equifax, Inc.                                US         243,000
 *      5,000   Exodus Communications, Inc.                  US         430,000
 *     14,000   Fiserv, Inc.                                 US         448,000
       33,000   GATX Corp.                                   US       1,095,188
 *     10,200   internet.com LLC                             US         204,000
       11,000   Interpublic Group of Cos., Inc.              US         446,875
       15,000   National Data Corp.                          US         360,000
 *      9,000   Net Perceptions, Inc.                        US         144,000
 *     34,400   NewsEdge Corp.                               US         374,100
 *      8,000   Nova Corp.                                   US         208,000
       12,850   Paychex, Inc.                                US         505,969

                                                          Country      Value
       Shares   Security Description                        Code      (Note 1)
--------------------------------------------------------------------------------

BUSINESS EQUIPMENT & SERVICES  (CONT.)

        5,000   PE Corp.-PE Biosystems Group                 US    $    324,375
 *     14,500   Pinnacle Holdings, Inc.                      US         348,000
 *     76,600   Rare Medium Group, Inc.                      US       1,129,850
 *     11,000   Robert Half International, Inc.              US         297,688
 *      7,100   RoweCom, Inc.                                US         188,594
 *     23,500   Shuffle Master, Inc.                         US         208,563
 *     12,000   SunGard Data Systems, Inc.                   US         293,250
 *    157,400   TeleTech Holdings, Inc.                      US       2,233,113
 *     12,000   Unisys Corp.                                 US         291,000
 *     13,400   Winfield Capital Corp.                       US         237,013
 *      3,500   Zomax, Inc.                                  US          97,563
                                                                   ------------
                                                                     22,749,997
                                                                   ------------
CAPITAL GOODS  2.2%

           30   VA Technologie AG                            AS           2,011
          120   Wienerberger Baust NPV                       AS           2,767
            5   Bekaert NV                                   BE           2,699
          130   FLS Industries AS (Class B)                  DK           3,503
           30   NKT Holding AS                               DK           1,936
           20   Kone Corp. (Class B)                         FI           2,920
          350   Rautaruukki OY                               FI           2,251
 *        200   Valmet-Rauma Oyj                             FI           2,267
        1,815   Heidelberger Zement AG                       GM         138,254
        2,500   Linde AG                                     GM         130,206
        3,000   MAN AG                                       GM          99,790
        9,300   Siemens AG                                   GM         833,424
        2,000   Johnson Electric Holdings Ltd.               HK          10,812
       30,071   CRH PLC                                      IR         569,084
        8,250   DCC PLC                                      IR          60,886
          360   Italcementi SPA                              IT           4,558
        1,000   Amada Co. Ltd.                               JP           7,678
        3,000   Asahi Glass Co. Ltd.                         JP          23,870
       20,000   Bridgestone Corp.                            JP         550,917
        1,000   Daikin Industries Ltd.                       JP          11,038
        1,000   Daiwa House Industry                         JP           9,156
          200   Hirose Electronics                           JP          34,917
        8,000   Hitachi Ltd.                                 JP          86,534
        2,000   Kajima Corp.                                 JP           7,045
        4,000   Kawasaki Heavy Industries Ltd.               JP           5,490
        2,000   Komatsu Ltd.                                 JP          11,633
        1,000   Koyo Seiko Co. Ltd.                          JP          10,692
        3,000   Kubota Corp.                                 JP          11,949
       15,000   Mabuchi Motors Co.                           JP       2,217,103
        1,000   Minebea Co. Ltd.                             JP          13,485
        7,000   Mitsubishi Electric Corp.                    JP          38,766
        8,000   Mitsubishi Heavy Industries                  JP          31,404
       25,000   Murata Manufacturing Co. Ltd.                JP       3,215,280
        1,000   Nishimatsu Construction Co. Ltd.             JP           5,269
        2,000   Obayashi Corp.                               JP          11,997
        2,000   Sekisui House Ltd.                           JP          21,672
        2,000   Shimizu Corp.                                JP           7,179
          200   SMC Corp.                                    JP          33,765
        2,000   Taiheiyo Cement Corp.                        JP           4,377
        2,000   The Furukawa Electric Co. Ltd                JP          14,589
      870,000   IJM Corp. Berhad                             MY         650,211
 *        130   Kvaerner ASA                                 NO           2,457
           90   Tomra Systems ASA                            NO           3,448
          600   Fisher & Paykel Industries Ltd.              NZ           1,826
        1,600   Fletcher Challenge Building                  NZ           1,980
        2,000   Keppel Corp.                                 SG           5,441
        4,000   Sembcorp Industries Ltd.                     SG           5,056

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  23

                              FREMONT GLOBAL FUND
                                OCTOBER 31, 1999

                                                          Country      Value
       Shares   Security Description                        Code      (Note 1)
--------------------------------------------------------------------------------

CAPITAL GOODS  (CONT.)

          100   ACS,Actividades de Construccion y
                  Servicios SA                               SP    $      2,404
        3,945   Grupo Dragados SA                            SP          41,883
           75   Portland Valderrivas SA                      SP           2,076
          250   Uralitta SA                                  SP           1,892
        2,922   Zardoya Otis SA                              SP          32,905
          265   Atlas Copco AB (Class A)                     SW           7,006
          130   Atlas Copco AB (Class B)                     SW           3,389
          410   Sandvik AB (Class A)                         SW          10,564
          145   Sandvik AB (Class B)                         SW           3,763
          245   Skanska AB (Class B)                         SW           8,984
          200   SKF AB (Class A)                             SW           3,862
          135   SKF AB (Class B)                             SW           2,747
          240   Trelleborg AB                                SW           2,193
          295   Abb AG                                       SZ         474,931
 *        326   ABB Ltd.                                     SZ          32,528
           10   Forbo Holding AG                             SZ           4,455
           25   Georg Fischer AG                             SZ           7,869
           45   Holderbank Financiere Glarus AG              SZ          14,903
            5   Schindler Holding AG                         SZ           7,688
            5   Schindler Holding AG (Registered Shares)     SZ           7,984
           20   Sika Finanz AG                               SZ           5,967
 *         20   Sulzer AG                                    SZ          14,062
 *     33,100   Adept Technology, Inc.                       US         227,563
       34,000   General Electric Co.                         US       4,609,125
 *     30,400   IMPCO Technologies, Inc.                     US         389,500
 *     57,800   Miller Industries, Inc.                      US         140,888
                                                                   ------------
                                                                     14,984,723
                                                                   ------------
CONSUMER DURABLES  1.9%

        2,312   Magna International, Inc. (Class A)          CN         105,048
       20,000   Renault SA                                   FR       1,037,431
        5,500   Volkswagen AG                                GM         323,275
        1,800   Volkswagen AG (Preferred)                    GM          63,290
       66,000   Waterford Wedgwood PLC                       IR          70,280
        1,020   Fiat SPA                                     IT          32,353
          171   Fiat SPA RNC                                 IT           2,664
        1,500   Magneti Marelli SPA                          IT           5,282
 *      9,370   Olivetti SPA                                 IT          18,276
        1,000   Casio Computer Co. Ltd.                      JP           6,872
        1,000   Citizen Watch Co. Ltd.                       JP           7,074
 *      2,000   Dainippon Screen Mfg. Co. Ltd                JP          10,385
        2,000   Denso Corp.                                  JP          42,806
          700   Fanuc Ltd.                                   JP          54,420
        1,000   Fuji Photo Film                              JP          32,153
        2,000   Honda Motor Co. Ltd.                         JP          84,461
          500   Kyocera Corp.                                JP          47,989
        1,000   NGK Spark Plug Co.                           JP           8,149
        1,000   Nikon Corp.                                  JP          23,803
 *      8,000   Nissan Motor Co. Ltd.                        JP          47,989
        1,000   Olympus Optical Co. Ltd.                     JP          13,533
        1,000   Pioneer Electronic Corp.                     JP          17,862
       10,000   Rohm Co. Ltd.                                JP       2,245,897
          300   Sega Enterprises Ltd.                        JP           5,390
        3,000   Sharp Corp.                                  JP          47,797
        1,000   Sony Corp.                                   JP         156,061
        1,000   Tostem Corp.                                 JP          22,411
        1,000   Toyo Seikan Kaisha Ltd.                      JP          21,787
       10,000   Toyota Motor Corp.                           JP         346,482
        1,000   Yamaha Corp.                                 JP           6,719
        3,000   Yokogawa Electric Corp.                      JP          21,019

                                                          Country      Value
       Shares   Security Description                        Code      (Note 1)
--------------------------------------------------------------------------------

CONSUMER DURABLES  (CONT.)

        7,289   Koninklijke (Royal) Philips Electronics NV   NL    $    749,267
       10,000   Philips Electronics NV                       NL       1,039,375
      151,000   Cycle & Carriage Ltd.                        SG         513,482
       12,295   Electrolux AB                                SW         245,654
        9,515   Securitas AB                                 SW         141,423
          300   Volvo AB (Class A)                           SW           7,840
          660   Volvo AB (Class B)                           SW          17,087
           65   S.M.H. AG (Registered Shares)                SZ          10,678
           15   The Swatch Group AG                          SZ          11,966
       16,200   GKN PLC                                      UK         259,740
        9,000   Federal-Mogul Corp.                          US         226,125
       53,500   Ford Motor Co.                               US       2,935,813
        5,800   General Motors Corp.                         US         407,450
       13,500   Harley-Davidson, Inc.                        US         800,719
 *     12,400   Jore Corp.                                   US         144,150
        8,000   Maytag Corp.                                 US         320,500
        4,000   Whirlpool Corp.                              US         278,750
                                                                   ------------
                                                                     13,038,977
                                                                   ------------
CONSUMER NON-DURABLES  3.0%

           45   Austria Tabak AG                             AS           2,028
           75   Carlsberg AS (Class A)                       DK           2,819
           60   Carlsberg AS (Class B)                       DK           2,323
          400   Raisio Group PLC                             FI           2,610
        6,510   LVMH                                         FR       1,969,822
          484   LVMH, ADR                                    FR          29,282
       18,500   Societe BIC SA                               FR         906,962
       11,000   Adidas-Saloman AG                            GM         808,912
        3,350   Continental AG                               GM          72,581
       40,000   Wella AG                                     GM       1,104,906
       18,700   Greencore Group PLC                          IR          53,823
       13,365   Kerry Group PLC                              IR         165,566
        3,875   Benetton Group SPA                           IT           8,579
          625   Bulgari SPA                                  IT           4,415
          400   Marzotto SPA                                 IT           3,488
        3,120   Parmalat Finanziaria SPA                     IT           4,108
        4,085   Pirelli SPA                                  IT           9,389
        2,000   Ajinomoto Co.                                JP          22,440
        1,000   Asahi Breweries Ltd.                         JP          14,234
        1,000   Katokichi Co. Ltd.                           JP          17,900
        1,000   Kikkoman Corp.                               JP           8,225
        3,000   Kirin Brewery Co. Ltd.                       JP          34,380
        1,000   Kuraray Co. Ltd.                             JP          13,437
        1,000   Meiji Seika                                  JP           7,285
        2,000   Mitsubishi Rayon Co. Ltd.                    JP           5,048
        1,000   Nippon Meat Packers, Inc.                    JP          12,410
        1,000   Snow Brand Milk Products Co. Ltd.            JP           4,828
        1,000   Takara Shuzo Co. Ltd.                        JP          13,898
        2,000   Teijin Ltd.                                  JP          10,212
        4,000   Toray Industries, Inc.                       JP          22,075
        1,000   Yamazaki Baking Co. Ltd.                     JP          12,237
          400   Heineken NV                                  NL          20,449
 *     13,397   Unilever NV (Preferred)                      NL          70,905
       12,684   Unilever NV CVA                              NL         842,483
        1,025   Lion Nathan Ltd.                             NZ           2,210
          100   Unicer-Uniao Cervejeira SA
                  (Registered Shares)                        PT           1,898
        2,000   Fraser & Neave Ltd.                          SG           8,546
          135   Azucarera Ebro Agricolas SA                  SP           2,417
           80   Cortefiel SA                                 SP           2,094
 *        200   S.A. El Aguila                               SP           1,894
        3,290   Tabacalera SA                                SP          54,284

The accompanying notes are an integral part of these financial statements.

24  FREMONT MUTUAL FUNDS

                              FREMONT GLOBAL FUND
                                OCTOBER 31, 1999

                                                          Country      Value
       Shares   Security Description                        Code      (Note 1)
--------------------------------------------------------------------------------

CONSUMER NON-DURABLES  (CONT.)

          200   Viscofan industria Navarra De Envolturas
                  Celulosicas SA                             SP    $      1,643
          875   Swedish Match AB                             SW           3,209
          938   Nestle SA (Registered Shares)                SZ       1,812,144
       84,931   President Enterprises, GDR                   TW         558,421
       19,200   Bass PLC                                     UK         209,855
       25,950   British American Tobacco PLC                 UK         173,378
       34,600   Cadbury Schweppes PLC                        UK         225,768
 *    400,000   Coca-Cola Beverages PLC                      UK         775,779
       59,334   Diageo PLC                                   UK         602,682
       42,053   Unilever PLC                                 UK         390,173
       18,000   Anheuser Busch Cos., Inc.                    US       1,292,625
 *      9,200   Audiovox Corp. (Class A)                     US         187,450
       33,000   ConAgra, Inc.                                US         860,063
        4,000   Dial Corp.                                   US          93,500
       10,300   Eastman Kodak Co.                            US         710,056
 *     12,700   Fairfield Communities, Inc.                  US         155,575
 *    141,500   Hanover Direct, Inc.                         US         380,281
        9,000   Heinz (H.J.) & Co.                           US         429,750
 *     27,100   McNaughton Apparel Group, Inc.               US         215,106
 *     24,200   NBTY, Inc.                                   US         195,113
       48,000   Philip Morris Cos., Inc.                     US       1,209,000
       12,000   Procter & Gamble Co.                         US       1,258,500
        4,000   Quaker Oats Co.                              US         280,000
 *     21,000   Smithfield Foods, Inc.                       US         477,750
 *     42,100   Sterling Vision, Inc.                        US          78,938
 *     25,100   Steven Madden Ltd.                           US         307,475
       15,000   SYSCO Corp.                                  US         576,563
 *     26,800   The Topps Co., Inc.                          US         262,975
 *     15,600   Wesley Jessen VisionCare, Inc.               US         419,250
                                                                   ------------
                                                                     20,500,424
                                                                   ------------
CONSUMER SERVICES  2.7%

      400,000   TAB Ltd.                                     AU         689,148
 *     50,900   Cinar Corp. (Class B)                        CN         884,388
 *     16,000   Club Mediterranee SA                         FR       1,605,910
       10,875   Hachette Filipacchi Medias                   FR         549,198
    2,000,000   China Hong Kong Photo
                Products Holdings Ltd.                       HK         249,710
    1,500,000   Ng Fung Hong Ltd.                            HK         864,011
        1,000   Television Broadcasts Ltd.                   HK           5,342
       20,652   Independent Newspapers PLC                   IR         109,411
          250   Jurys Hotel Group PLC                        IR           2,161
        2,570   Mediaset SPA                                 IT          25,714
          280   Mondadori (Arnoldo) Editore SPA              IT           5,258
        2,000   Dai Nippon Printing Co. Ltd.                 JP          36,491
          200   Namco Ltd.                                   JP           9,444
       40,000   Secom Co.                                    JP       4,292,159
        2,000   Toppan Printing Co. Ltd.                     JP          24,551
          100   Trans Cosmos, Inc.                           JP          12,717
      400,000   Resorts World Berhad                         MY       1,147,368
       15,893   Elsevier NV                                  NL         151,307
       36,616   Wolters Kluwer NV                            NL       1,226,457
          200   Schibsted ASA                                NO           2,171
        1,000   Singapore Press Holdings Ltd.                SG          17,153
          240   Sol Melia SA                                 SP           2,745
            2   Kuoni Reisen AG                              SZ           8,543
           10   Moevenpick Holding AG                        SZ           4,600
       29,100   British Sky Broadcasting Group PLC           UK         312,322
 *     10,000   Freeserve PLC                                UK          22,764
       38,002   Granada Group PLC                            UK         301,995
       25,200   Reed International PLC                       UK         147,347

                                                          Country      Value
       Shares   Security Description                        Code      (Note 1)
--------------------------------------------------------------------------------

CONSUMER SERVICES  (CONT.)

       26,100   Reuters Group PLC                            UK    $    241,301
       23,800   Scottish & Newcastle PLC                     UK         221,602
 *     50,700   ACTV, Inc.                                   US         801,694
 *      4,000   Adelphia Communications Corp.                US         218,500
 *     35,100   American Classic Voyages Co.                 US         877,500
       17,100   Cash America International, Inc.             US         161,381
       13,000   CBS Corp.                                    US         634,563
 *      1,000   First Cash Financial Services, Inc.          US           9,375
 *     27,200   Homeseekers.com, Inc.                        US         244,800
        9,000   Marriott International, Inc.                 US         303,188
       16,000   Royal Caribbean Cruises Ltd.                 US         849,000
       12,000   Starwood Hotels & Resorts Worldwide, Inc.    US         275,250
       43,000   Wiley (John) & Sons (Class A)                US         725,625
 *     17,400   ZipLink, Inc.                                US         206,625
                                                                   ------------
                                                                     18,480,789
                                                                   ------------
ENERGY  1.5%

           55   OMV AG                                       AS           5,324
        2,632   Total Cie Francaise des
                  Petroles SA (Class B)                      FR         356,577
 *      2,632   Total Fina SA, Strip VVPR                    FR              28
       17,395   ENI SPA                                      IT         101,968
        4,000   Nippon Mitsubishi Oil Corp.                  JP          17,660
        2,700   Royal Dutch Petroleum Co.                    NL         161,773
          485   Norsk Hydro ASA                              NO          19,385
 *        180   Petroleum Geo-Services                       NO           2,689
          200   Smedvig ASA                                  NO           1,992
        1,200   Fletcher Challenge Energy                    NZ           2,770
       16,035   Repsol SA                                    SP         331,352
      163,852   British Petroleum PLC                        UK       1,591,605
       11,000   Burmah Castrol PLC                           UK         189,836
       28,000   Apache Corp.                                 US       1,092,000
        2,500   Devon Energy Corp.                           US          97,188
       10,000   El Paso Energy Corp.                         US         410,000
       27,000   Exxon Corp.                                  US       1,999,688
 *     16,600   Global Industries Ltd.                       US         132,800
 *      6,100   Nabors Industries, Inc.                      US         138,394
 *     19,000   Noble Drilling Corp.                         US         421,563
       13,000   Sempra Energy                                US         265,688
       22,000   Texaco, Inc.                                 US       1,350,250
       37,000   USX-Marathon Group                           US       1,077,625
 *     10,400   UTI Energy Corp.                             US         199,550
                                                                   ------------
                                                                      9,967,705
                                                                   ------------
FINANCIAL SERVICES (BANKS)  4.1%

        4,500   Bank Austria AG                              AS         224,265
      104,343   Westpac Banking Corp. Ltd.                   AU         669,941
          645   Kredietbank NV                               BE          33,321
       25,000   The Toronto-Dominion Bank                    CN         573,472
        1,215   Den Danske Bank                              DK         138,712
          115   Unidanmark AS (Class A)                      DK           8,970
        2,000   Merita PLC (Class A)                         FI          11,618
        8,637   Bayerische Vereinsbank AG                    GM         564,571
        8,888   Deutsche Bank AG                             GM         635,047
        9,600   Dresdner Bank AG                             GM         493,918
        4,200   Hang Seng Bank Ltd.                          HK          45,682
       65,219   Allied Irish Banks PLC                       IR         818,249
        1,610   Banca Intesa SPA                             IT           3,106
          575   Banca Popolare di Milano                     IT           3,874
        5,035   Banco Intesa SPA                             IT          21,552
       81,425   Instituto Bancario San Paolo di Torino       IT       1,057,627
        1,240   Mediobanca SPA                               IT          12,786

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  25

                              FREMONT GLOBAL FUND
                                OCTOBER 31, 1999

                                                          Country      Value
       Shares   Security Description                        Code      (Note 1)
--------------------------------------------------------------------------------

FINANCIAL SERVICES (BANKS) (CONT.)

       10,570   Unicredito Italiano SPA                      IT    $     49,591
        6,000   Asahi Bank Ltd.                              JP          53,326
       12,000   Bank of Tokyo-Mitsubishi Ltd.                JP         199,021
        3,000   Bank of Yokohama Ltd.                        JP          16,844
        1,000   Chiba Bank Ltd.                              JP           5,471
        9,000   Fuji Bank Ltd.                               JP         123,524
        6,000   Industrial Bank of Japan                     JP          81,198
        3,000   Mitsubishi Trust & Banking Corp.             JP          40,397
       11,000   Sakura Bank Ltd.                             JP          94,596
        8,000   Sumitomo Bank                                JP         128,842
        1,000   The 77 Bank Ltd.                             JP          11,882
        1,000   The Gunma Bank Ltd.                          JP           7,506
        2,000   The Joyo Bank Ltd.                           JP           9,790
        2,000   The Shizuoka Bank Ltd.                       JP          22,651
        6,000   Tokai Bank Ltd.                              JP          52,404
      450,000   Malayan Banking Berhad                       MY       1,527,632
        1,822   ABN Amro Holding NV                          NL          44,162
        1,150   Christiania Bank Og Kreditkasse              NO           5,610
        1,340   Den Norske Bank ASA                          NO           5,202
       11,930   Banco Comerical Portugues SA                 PT         336,833
          255   Banco Espirito Santo E Comercial
                  De Lisboa SA                               PT           6,646
        1,130   BPI-SGPS SA                                  PT           4,527
        1,163   DBS GROUP Holdings Ltd.                      SG          13,159
 *    223,594   Oversea-Chinese Banking Corp. Ltd.
                  (Local Shares)                             SG       1,682,170
       15,899   United Overseas Bank Ltd.
                (Foreign Registered)                         SG         120,570
       50,400   Banco Bilbao Vizcaya SA                      SP         679,087
       71,368   Banco Santander Central Hispano SA           SP         742,651
       13,455   Corporacion Bancaria de Espana SA            SP         299,316
       14,497   ForeningSparbanken AB (Series A)             SW         231,367
        1,280   Skandinaviska Enskilda Banken                SW          13,177
        1,410   Svenska Handelsbanken AB (Class A)           SW          19,583
          210   Svenska Handelsbanken AB (Class B)           SW           2,661
        1,185   Credit Suisse Group                          SZ         228,154
          900   UBS AG                                       SZ         262,288
 *     24,285   Thai Farmers Bank (Warrants)                 TH           5,410
       20,100   Abbey National PLC                           UK         392,802
       20,700   Barclays PLC                                 UK         635,200
       51,800   Halifax Group PLC                            UK         661,100
      237,879   HSBC Holdings PLC                            UK       2,934,289
       72,000   Lloyds TSB Group PLC                         UK         995,233
       14,203   Royal Bank Of Scotland                       UK         326,350
       29,600   Bank of America Corp.                        US       1,905,500
       17,800   Bank One Corp.                               US         668,613
       37,000   Capital One Financial Corp.                  US       1,961,000
       11,000   Chase Manhattan Corp.                        US         961,125
       12,000   Firstar Corp.                                US         352,500
      200,000   KBC Bank NV                                  US         210,860
       29,000   MBNA Corp.                                   US         801,125
       22,000   National City Corp.                          US         649,000
       17,000   PNC Bank Corp.                               US       1,013,625
       19,000   Washington Mutual, Inc.                      US         682,813
       16,000   Wells Fargo Co.                              US         766,000
        1,000   Zions Bancorp.                               US          58,9
                                                                   ------------
                                                                     28,420,032
                                                                   ------------
FINANCIAL SERVICES (OTHER)  4.8%

           15   Generali Hldng Vienna AG                     AS           2,447
       70,000   Lend Lease Corp. Ltd.                        AU         805,927
 *      1,560   Fortis (Class B)                             BE          52,795
 *      7,812   Fortis (Class B), Strip Vvr                  BE              82

                                                          Country      Value
       Shares   Security Description                        Code      (Note 1)
--------------------------------------------------------------------------------

FINANCIAL SERVICES (OTHER) (CONT.)

          868   Fortis AG CVG                                BE    $      4,676
           50   Groupe Bruxelles Lambert SA                  BE           8,677
       15,000   Canada Life Financial Corp.                  CN         197,274
           45   Pohjola Group Insurance Corp.                FI           2,420
           40   Pohjola Insurance Group (Class A)            FI           2,151
          200   Sampo Insurance Co. Ltd. (Class A)           FI           6,958
 *        114   Axa-Ctf De Valeur Garant                     FR             721
       20,572   Axa-UAP                                      FR       2,908,503
        8,420   Union des Assurances Federales               FR       1,086,570
          700   AMB Aachener & Muenchener Beteiligungs AG    GM          59,041
          750   Axa Colonia Konzern AG                       GM          75,119
        3,120   Muenchener Rueckversicherungs-
                  Gesellschaft AG                            GM         706,238
 *         60   Muenchener Rueckversicherungs-
                  Gesellschaft AG (Warrant)                  GM           2,499
        5,000   Cheung Kong (Holdings) Ltd.                  HK          45,373
        7,000   New World Development Co. Ltd.               HK          13,245
        5,000   Sun Hung Kai Properties Ltd.                 HK          40,385
       10,285   Wharf Holdings                               HK          29,720
       23,639   Irish Permanent PLC                          IR         241,749
        2,235   Assicurazioni Generali SPA                   IT          71,869
        8,720   Istituto Nazionale delle Assicurazioni (INA) IT          26,523
        1,310   Riunione Adriatica di Sicurta SPA            IT          12,113
          265   Societa Assicuratrice Industriale            IT           2,780
       10,160   Unione Immobiliare SPA                       IT           5,238
          400   Acom Co. Ltd.                                JP          43,766
          800   Aiful Corp.                                  JP         124,388
          400   Credit Saison Co. Ltd.                       JP           9,847
       54,000   Daiwa Securities Co. Ltd.                    JP         576,850
        3,000   Mitsubishi Estate Co. Ltd.                   JP          30,089
        2,000   Mitsui Fudosan                               JP          14,953
       92,000   Mitsui Marine and Fire Insurance Co. Ltd.    JP         610,155
        1,000   Nichido Fire & Marine Insurance Co. Ltd.     JP           6,152
       10,000   Nichiei Co. Ltd. (Kyoto)                     JP         518,284
          200   Orix Corp.                                   JP          26,874
          700   Shohkoh Fund & Co. Ltd.                      JP         428,640
        3,100   Takefuji Corp.                               JP         401,670
      230,000   The Nikko Securities Co. Ltd.                JP       2,163,355
       39,000   The Nomura Securities Co. Ltd.               JP         644,198
       92,000   The Sumitomo Marine & Fire
                  Insurance Co. Ltd.                         JP         710,817
       80,000   The Yasuda Fire & Marine Insurance Co. Ltd.  JP         542,087
        4,000   Tokio Marine & Fire Insurance Co. Ltd.       JP          52,404
          740   Aegon NV                                     NL          68,461
       10,000   Aegon NV (New York Shares)                   NL         919,375
        1,707   ING Groep NV                                 NL         100,927
 *        590   Storebrand ASA                               NO           4,106
    3,000,000   SM Prime Holdings                            PH         531,172
          100   Companhia de Seguros Tranquilidade           PT           2,793
        3,750   DBS Land Ltd.                                SG           6,952
        1,215   Corporacion Mapfre                           SP          20,752
 *        300   Inmobiliaria Urbis SA                        SP           1,670
           99   Metrovacesa SA                               SP           2,112
        3,260   Vallehermoso SA                              SP          28,218
          245   Drott AB                                     SW           2,358
          470   Fastighets AB Balder                         SW           5,611
          175   OM Gruppen AB                                SW           2,260
        1,115   Skandia Forsakrings AB                       SW          24,859
          350   Schweizerische Rueckversicherungs-
                  Gesellschaft (Swiss Registered)            SZ         726,771
          215   Zurich Allied AG                             SZ         121,925
       25,950   Allied Zurich PLC                            UK         314,981

The accompanying notes are an integral part of these financial statements.

26  FREMONT MUTUAL FUNDS

                              FREMONT GLOBAL FUND
                                OCTOBER 31, 1999

                                                          Country      Value
       Shares   Security Description                        Code      (Note 1)
--------------------------------------------------------------------------------

FINANCIAL SERVICES (OTHER) (CONT.)

       17,500   Commercial Union PLC                         UK    $    255,415
       15,600   Land Securities PLC                          UK         194,865
       78,800   Legal & General Group PLC                    UK         220,177
       27,400   Prudential Corp. PLC                         UK         429,856
       24,195   Royal & Sun Alliance Insurance Group PLC     UK         164,834
        9,000   Ace Ltd.                                     US         174,938
       19,000   Alliance Capital Management L.P.             US         521,313
        5,000   American Express Co.                         US         770,000
       13,750   American International Group, Inc.           US       1,415,391
        1,500   Aon Corp.                                    US          53,250
       20,800   Associates First Capital Corp.               US         759,200
       53,250   Citigroup, Inc.                              US       2,882,156
 *     11,100   Concord EFS, Inc.                            US         300,394
        5,000   Federal Home Loan Mortgage Corp.             US         270,313
       39,000   Federal National Mortgage Association        US       2,759,250
        5,000   H&R Block, Inc.                              US         212,813
        9,000   J.P. Morgan & Co.                            US       1,177,875
        7,000   MGIC Investment Corp.                        US         418,250
       12,900   Morgan Stanley, Dean Witter and Co.          US       1,423,031
       14,000   Providian Financial Corp.                    US       1,526,000
        4,000   ReliaStar Financial Corp.                    US         171,750
        2,500   T. Rowe Price Associates, Inc.               US          88,750
        6,000   TCF Financial Corp.                          US         177,000
        8,000   UnumProvident Corp.                          US         263,500
                                                                   ------------
                                                                     32,831,246
                                                                   ------------
HEALTH CARE  5.3%

          165   Nova Nordisk AS (Class B)                    DK          19,844
           70   Instrumentarium Corp.                        FI           2,421
        1,650   Beiersdorf AG                                GM         111,334
        2,300   Merck KGaA                                   GM          79,415
        1,650   Schering AG                                  GM         195,357
 *      7,000   Elan Corp. PLC, ADR                          IR         180,250
        1,000   Chugai Pharmaceutical Co. Ltd.               JP          11,901
        1,000   Daiichi Pharmaceutical Co. Ltd.              JP          14,349
        1,000   Eisai Co. Ltd.                               JP          27,498
      109,000   Sankyo Co. Ltd.                              JP       3,107,112
        1,000   Shionogi & Co. Ltd.                          JP           9,204
        1,000   Taisho Pharmaceutical Co. Ltd.               JP          41,655
       34,000   Takeda Chemical Industries                   JP       1,954,698
        1,000   Yamanouchi Pharmaceutical Co. Ltd.           JP          45,398
 *     96,500   Grupo Casa Autrey SA de CV, ADR              MX         729,781
          150   Fabrica Espanola de Productos Quimicos y
                  Farmaceuticos SA                           SP           1,762
        1,691   Novartis AG (Registered Shares)              SZ       2,533,500
          196   Roche Holding AG                             SZ       2,356,946
            7   Roche Holding AG (Bearer Shares)             SZ         122,355
       47,700   Glaxo Wellcome PLC                           UK       1,408,059
       76,067   SmithKline Beecham PLC                       UK         980,186
       35,698   Zeneca Group PLC                             UK       1,609,407
       15,000   Abbott Laboratories                          US         605,625
 *      7,900   Advance Paradigm, Inc.                       US         336,738
 *      6,000   Alza Corp. (Class A)                         US         256,875
 *     18,600   ArthroCare Corp.                             US       1,348,500
        7,000   Becton Dickinson & Co.                       US         177,625
 *     13,500   Biogen, Inc.                                 US       1,000,688
       10,000   Boston Scientific Corp.                      US         201,250
       24,000   Bristol-Myers Squibb Co.                     US       1,843,500
        1,000   Cardinal Health, Inc.                        US          43,125
 *     28,100   Cytyc Corp.                                  US       1,116,975

                                                          Country      Value
       Shares   Security Description                        Code      (Note 1)
--------------------------------------------------------------------------------

HEALTH CARE  (CONT.)

 *      6,000   Forest Laboratories, Inc. (Class A)          US    $    275,250
 *      8,000   Fusion Medical Technologies, Inc.            US          88,500
 *     33,700   Gene Logic, Inc.                             US         216,944
 *     32,300   Genelabs Technologies, Inc.                  US         103,966
 *      4,800   Gilead Sciences, Inc.                        US         303,300
 *      7,500   Immunex Corp.                                US         472,500
       21,000   IMS Health, Inc.                             US         609,000
       16,000   Johnson & Johnson                            US       1,676,000
       17,000   Lilly (Eli) & Co.                            US       1,170,875
       24,000   McKesson HBOC, Inc.                          US         481,500
 *     45,100   Mediconsult.com, Inc.                        US         267,781
 *      5,000   MedImmune, Inc.                              US         560,000
       17,300   Medtronic, Inc.                              US         599,013
       26,000   Merck & Co.                                  US       2,068,625
 *      9,700   NeoPharm, Inc.                               US         133,375
 *      7,200   Oxford Health Plans, Inc.                    US          85,050
       52,000   Pfizer, Inc.                                 US       2,054,000
 *     11,600   Quintiles Transnational Corp.                US         215,325
       26,000   Schering Plough Corp.                        US       1,287,000
 *     11,700   Sunrise Assisted Living, Inc.                US         128,700
       13,000   Warner-Lambert Co.                           US       1,037,563
 *      8,000   Women First HealthCare, Inc.                 US          59,500
                                                                   ------------
                                                                     36,367,100
                                                                   ------------
MULTI-INDUSTRY  0.7%

           10   D'Ieteren SA                                 BE           4,597
           10   Dolmen Computer Applications NV              BE             192
 *        195   Kesko Oyj                                    FI           2,224
          100   Stockmann AB                                 FI           1,845
        4,375   Preussag AG                                  GM         237,316
      272,000   First Pacific Co. Ltd.                       HK         157,549
        9,000   Hutchison Whampoa                            HK          90,359
        3,500   Swire Pacific Ltd. (Class A)                 HK          17,345
       50,000   Larsen & Toubro Ltd., GDR                    IN       1,085,000
 *      4,000   Itochu Corp.                                 JP          14,742
        4,000   Marubeni Corp.                               JP          12,746
        4,000   Mitsubishi Corp.                             JP          28,794
        4,000   Mitsui & Co. Ltd.                            JP          29,600
        1,000   Onward Kashiyama Co. Ltd.                    JP          15,721
        3,000   Sumitomo Corp.                               JP          21,941
          100   Toho Co. Ltd.                                JP          15,549
          200   Uni-Charm Corp.                              JP          11,690
 *     93,584   Renong Berhad                                MY          54,673
 *    155,000   Renong Berhad (Warrants)                     MY          29,776
      300,000   YTL Corporation Berhad                       MY         572,368
          325   Orkla ASA (Series A)                         NO           4,544
        1,980   Corporacion Financiera Alba SA               SP          57,615
           80   Adecco SA                                    SZ          48,574
       20,100   Allied-Signal, Inc.                          US       1,144,444
        9,400   Minnesota Mining & Manufacturing Co.         US         893,588
                                                                   ------------
                                                                      4,552,792
                                                                   ------------
RAW MATERIALS  2.4%

           50   Boehler - Uddeholm AG                        AS           2,098
          120   Radex-Heraklith Industriebeteiligungs AG     AS           3,378
       10,917   North Ltd.                                   AU          21,107
           45   Cimenteries CBR Cementbedrijven              BE           4,782
           20   Glaverbel SA                                 BE           2,130
          180   Solvay SA                                    BE          13,844
          315   UCB SA                                       BE          11,773

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  27

                              FREMONT GLOBAL FUND
                                OCTOBER 31, 1999

                                                          Country      Value
       Shares   Security Description                        Code      (Note 1)
--------------------------------------------------------------------------------

RAW MATERIALS  (CONT.)

           70   Union Miniere SA                             BE    $      2,576
       80,000   Abitibi-Consolidated, Inc.                   CN         973,289
        7,564   Alcan Aluminum Ltd.                          CN         248,055
        9,500   Barrick Gold Corp.                           CN         174,658
        4,419   Canadian Occidental Petroleum Ltd.           CN          86,500
        7,010   Inco Ltd.                                    CN         141,029
       10,100   Noranda, Inc.                                CN         133,175
        7,300   Placer Dome, Inc.                            CN          91,790
        1,700   Potash Corporation of Saskatchewan, Inc.     CN          76,259
          400   Outokumpu Oyj                                FI           4,588
          570   Upm-Kymmene Oyj                              FI          18,029
       17,000   Ciments Francais                             FR       1,089,724
        9,100   BASF AG                                      GM         412,068
       10,450   Bayer AG                                     GM         428,578
 *      2,500   Degussa-huels AG                             GM          94,623
 *  5,186,000   PT Dynaplast                                 ID         701,323
       87,395   Jefferson Smurfit Group PLC                  IR         227,587
          400   Burgo (Cartiere) SPA                         IT           2,952
        5,603   Montedison SPA                               IT          10,013
        1,600   Snia SPA                                     IT           1,672
      264,000   Asahi Chemical Industry Co. Ltd.             JP       1,596,314
        2,000   Dainippon Ink and Chemicals, Inc.            JP           7,678
        1,000   Ebara Corp.                                  JP          11,940
        1,000   Fujikura Ltd.                                JP           6,191
        1,000   Inax Corp.                                   JP           6,680
        1,000   Kaneka Corp.                                 JP          13,101
        2,000   Kao Corp.                                    JP          61,042
 *      9,000   Kawasaki Steel Corp.                         JP          20,386
        1,000   Kokuyo Co. Ltd.                              JP          18,169
        1,000   Kyowa Hakko Kogyo                            JP           7,179
        5,000   Mitsubishi Chemical Corp.                    JP          22,699
 *      3,000   Mitsubishi Materials Corp.                   JP           7,918
        1,000   Mitsui Mining & Smelting Co. Ltd.            JP           5,615
        1,000   NGK Insulators. Ltd.                         JP           9,492
        2,000   Nippon Paper Industries Co. Ltd.             JP          15,549
      617,000   Nippon Steel Corp.                           JP       1,569,296
 *      7,000   NKK Corp.                                    JP           5,778
        3,000   Oji Paper Co. Ltd.                           JP          21,163
      131,000   Sekisui Chemical Co. Ltd                     JP         645,004
        1,000   Shin-Etsu Chemical Co. Ltd.                  JP          41,271
        1,000   Shiseido Co. Ltd.                            JP          15,261
        4,000   Sumitomo Chemical Co.                        JP          25,684
        2,000   Sumitomo Electric Industries                 JP          26,893
        1,000   Sumitomo Forestry Co.                        JP           6,728
 *      9,000   Sumitomo Metal Industries Ltd.               JP           8,811
        2,000   Tosoh Corp.                                  JP           8,945
        1,000   Toto Ltd.                                    JP           7,621
 *     24,921   Cemex SA de CV                               MX         560,723
      140,000   Kimberly-Clark de Mexico SA                  MX         441,815
       80,000   Rothmans of Pall Mall (Malaysia) Berhad      MY         557,895
          370   Akzo Nobel NV                                NL          15,970
          130   Buhrmann NV                                  NL           2,246
           60   Koninklijke Hoogovens NV                     NL           3,353
          150   Dyno Industrier ASA                          NO           3,620
           70   Norske Skogindustrier ASA (Class A)          NO           2,726
        3,105   Carter Holt Harvey Ltd.                      NZ           3,938
          277   Cimpor-Cimentos de Portugal, SGPS SA         PT           4,605
          400   Portucel Industrial-Empresa Produtora de
                  Celulosa SA                                PT           2,741
 *     32,398   Hansol Paper Ltd., GDR                       SK         159,560

                                                          Country      Value
       Shares   Security Description                        Code      (Note 1)
--------------------------------------------------------------------------------

RAW MATERIALS  (CONT.)

          115   Acerinox SA                                  SP    $      3,504
 *        200   Asturiana de Zinc SA                         SP           2,277
          120   Empresa Nacional de Celulosas SA             SP           2,252
          235   AGA AB                                       SW           4,094
          270   AGA AB (Class A)                             SW           4,638
          150   Granges AB                                   SW           2,878
          160   SSAB Svenskt Stal AB (Class A)               SW           1,998
          200   SSAB Svenskt Stal AB (Class B)               SW           2,461
           25   Alusuisse-Lonza Holding AG                   SZ          15,278
        1,414   Holderbank Financiere Glarus AG (Class B)    SZ       1,744,039
 *         25   Lonza AG (Rights)                            SZ          14,621
       19,805   BOC Group PLC                                UK         424,797
       18,000   Imperial Chemical Industries, Inc.           UK         179,728
       31,600   Rio Tinto PLC                                UK         540,672
       18,000   AK Steel Holding Corp.                       US         311,625
        9,000   EOG Resources, Inc.                          US         187,313
        1,500   Newfield Exploration Co.                     US          44,156
       37,650   Northern Technologies International Corp.    US         225,900
       31,550   Reliance Steel & Aluminum                    US         662,550
       62,000   Worthington Industries, Inc.                 US       1,030,750
                                                                   ------------
                                                                     16,334,731
                                                                   ------------
RETAIL  3.6%

      180,000   Coles Myer Ltd.                              AU         895,892
 *        100   Colruyt NV                                   BE           5,493
          115   Delhaize - Le Lion SA                        BE           8,105
        3,650   Pinault-Printemps-Redoute SA                 FR         697,678
        5,000   Hornbach Holding AG                          GM         216,132
        2,000   Karstadt AG                                  GM          91,935
        3,780   Metro AG                                     GM         200,259
       28,000   Fyffes PLC                                   IR          50,185
          480   La Rinascente SPA                            IT           3,340
          200   Aoyama Trading Co.                           JP           6,392
 *      2,000   Daiei, Inc.                                  JP           6,872
        1,000   Daimaru, Inc.                                JP           4,933
        1,000   Hankyu Department Stores, Inc.               JP           5,471
        1,000   Isetan Co. Ltd.                              JP           7,150
        1,000   Ito-Yokado Co. Ltd.                          JP          80,046
        1,000   Jusco Co. Ltd.                               JP          23,323
        1,000   Marui Co. Ltd.                               JP          18,908
        1,000   Mycal Corp.                                  JP           4,741
 *      1,000   Seiyu Ltd.                                   JP           4,175
        1,000   Takashimaya Co. Ltd.                         JP           8,974
 *    200,000   Cifra SA de CV (Series C)                    MX         311,429
 *     50,599   Cifra SA de CV (Series V)                    MX          79,000
       24,000   Gucci Group                                  NL       1,938,000
          135   Hagemeyer NV                                 NL           2,774
       12,598   Koninklijke Ahold NV                         NL         387,836
 *        460   TelePizza SA                                 SP           2,464
        1,800   Hennes & Mauritz AB (Series B)               SW          47,916
           30   Valora Holding AG                            SZ           7,649
       16,800   Boots Company PLC                            UK         172,854
       31,800   J. Sainsbury PLC                             UK         190,903
       27,999   Kingfisher PLC                               UK         306,257
       47,300   Marks & Spencer PLC                          UK         217,873
      109,764   Tesco PLC                                    UK         325,637
       19,000   The Great Universal Stores PLC               UK         144,275
 *     30,600   Abercrombie & Fitch Co. (Class A)            US         833,850
 *      6,200   American Eagle Outfitters, Inc.              US         265,438
 *      5,300   AnnTaylor Stores Corp.                       US         225,581

The accompanying notes are an integral part of these financial statements.

28  FREMONT MUTUAL FUNDS

                              FREMONT GLOBAL FUND
                                OCTOBER 31, 1999

                                                          Country      Value
       Shares   Security Description                        Code      (Note 1)
--------------------------------------------------------------------------------

RETAIL  (CONT.)

 *      9,500   Bed Bath & Beyond, Inc.                      US    $    316,469
 *      9,500   Best Buy Co., Inc.                           US         527,844
 *     15,800   Buca, Inc.                                   US         193,550
        7,000   Circuit City Stores                          US         298,813
 *      7,000   Consolidated Stores Corp.                    US         128,188
 *     18,500   David's Bridal, Inc.                         US         183,844
        4,000   Dayton-Hudson Corp.                          US         258,500
       15,400   Deb Shops, Inc.                              US         323,400
       11,000   Dollar General Corp.                         US         290,125
       10,000   Family Dollar Stores, Inc.                   US         206,250
       26,250   Gap, Inc.                                    US         974,531
 *     33,400   Genesco, Inc.                                US         442,550
       33,000   Home Depot, Inc.                             US       2,491,500
 *      9,500   Kohls Corp.                                  US         710,719
       21,000   Lowe's Cos., Inc.                            US       1,155,000
 *     13,300   NPC International                            US         159,600
 *     24,000   Office Depot, Inc.                           US         298,500
 *     11,600   Outback Steakhouse, Inc.                     US         266,800
 *     52,700   Rent-Way, Inc.                               US         876,138
 *     24,450   Staples, Inc.                                US         542,484
 *     10,000   Starbucks Corp.                              US         271,875
        8,000   Tandy Corp.                                  US         503,500
       19,000   Texas Industries, Inc.                       US         680,438
        2,000   The Estee Lauder Cos., Inc.                  US          93,250
       41,000   The TJX Cos., Inc.                           US       1,112,125
 *     14,100   Uno Restaurant Corp.                         US         161,269
       59,000   Wal-Mart Stores, Inc.                        US       3,344,563
 *     10,700   Zales Corp.                                  US         448,063
                                                                   ------------
                                                                     25,059,628
                                                                   ------------
SHELTER  0.8%

 *     63,000   Thyssen Krupp AG                             GM       1,481,186
 *  1,459,000   Filinvest Land, Inc.                         PH         123,706
      212,000   City Developments Ltd.                       SG       1,097,322
      700,000   Keppel Land Ltd.                             SG         990,069
      800,000   Wing Tai Holdings Ltd.                       SG         702,979
        2,460   Fomento de Construcciones y Contratas SA     SP          61,857
       23,000   Centex Corp.                                 US         616,688
       17,000   Masco Corp.                                  US         518,500
       12,600   Modtech Holdings, Inc.                       US          66,938
                                                                   ------------
                                                                      5,659,245
                                                                   ------------
TECHNOLOGY  12.1%

           30   Barco NV                                     BE           3,890
 *      2,200   Newbridge Networks Corp.                     CN          42,840
       24,000   Nortel Networks Corp.                        CN       1,466,458
           40   Bang & Olufsen Holding A/S (Class B)         DK           2,099
           80   GN Store Nord AS                             DK           2,734
 *      8,000   Epcos AG, ADR                                GM         326,000
          455   Sirti SPA                                    IT           2,470
          300   Advantest Corp.                              JP          45,206
       52,000   Canon, Inc.                                  JP       1,472,310
        5,000   Matsushita Electric Industrial Co. Ltd.      JP         105,336
        4,000   NEC Corp.                                    JP          81,006
        1,000   Omron Corp.                                  JP          20,923
        5,000   Sanyo Electric Co. Ltd.                      JP          23,995
       20,000   Shinko Electric Industries Co. Ltd.          JP       1,017,372
          100   Softbank Corp.                               JP          41,559
       33,000   Tokyo Electron Ltd.                          JP       2,742,874

                                                          Country      Value
       Shares   Security Description                        Code      (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY  (CONT.)

 *      2,000   ASM Lithography Holding NV                   NL    $    145,250
        6,000   Singapore Technologies Engineering Ltd.      SG           8,703
       53,350   Telefonaktiebolaget LM Ericsson (Class B)    SW       2,222,863
           45   ABB Group                                    SZ          14,194
          330   Swisscom AG                                  SZ         100,726
 *     62,450   Ritek Corp., GDR                             TW         833,708
 *     30,000   Synnex Technology International, GDR         TW         591,900
 *     35,000   Taiwan Semiconductor Manufacturing Co. Ltd.,
                  ADR                                        TW       1,211,875
       30,400   British Aerospace PLC                        UK         178,626
       52,200   General Electric PLC                         UK         570,972
 *     85,000   Powerchip Semiconductor, GDR                 UK         909,500
 *     11,000   3Com Corp.                                   US         319,000
 *     14,000   ADC Telecommunications, Inc.                 US         619,938
        6,000   Adobe Systems, Inc.                          US         419,625
 *      9,000   Altera Corp.                                 US         437,625
 *     13,500   Analog Devices, Inc.                         US         717,281
 *     40,300   Anaren Microwave, Inc.                       US       1,380,275
 *     30,600   Ancor Communcations, Inc.                    US         969,638
 *      3,700   ANTEC Corp.                                  US         179,450
 *      8,000   Applied Materials, Inc.                      US         718,500
 *      5,000   Applied Micro Circuits Corp.                 US         389,063
 *     16,900   BMC Software, Inc.                           US       1,084,769
       44,100   Boeing Co.                                   US       2,031,356
 *      3,000   Broadcom Corp.                               US         383,438
       20,300   Cabletron Systems, Inc.                      US         336,219
 *     11,000   Cadence Design Systems, Inc.                 US         167,063
 *     28,400   California Amplifier, Inc.                   US         536,050
 *      2,500   Check Point Software Technologies Ltd.       US         289,219
 *      7,000   CIENA Corp.                                  US         246,750
 *     38,000   Cisco Systems, Inc.                          US       2,812,000
 *      5,800   Citrix Systems, Inc.                         US         371,925
       37,000   Compaq Computer Corp.                        US         703,000
       14,000   Computer Associates International, Inc.      US         791,000
 *     23,200   Compuware Corp.                              US         645,250
 *      5,500   Comverse Technology, Inc.                    US         624,250
 *      4,000   Conexant Systems, Inc.                       US         373,500
        7,200   Cordant Technologies, Inc.                   US         224,550
 *      1,400   Critical Path, Inc.                          US          64,050
 *     31,500   Datalink Corp.                               US         415,406
 *     38,000   Dell Computer Corp.                          US       1,524,750
 *        500   DoubleClick, Inc.                            US          70,000
 *     13,400   Elantec Semiconductor, Inc.                  US         286,425
 *      6,000   Electronic Arts, Inc.                        US         484,875
 *     22,500   EMC Corp.                                    US       1,642,500
 *      6,900   Emulex Corp.                                 US       1,075,969
 *     27,200   Exigent International, Inc.                  US          95,200
 *      7,000   Gateway, Inc.                                US         462,438
        9,500   General Dynamics Corp.                       US         526,656
 *      7,000   General Instrument Corp.                     US         376,688
 *     11,700   Genesys Telecommunications
                  Laboratories, Inc.                         US         574,763
       10,000   Hewlett-Packard Co.                          US         740,625
 *     24,700   Information Resource Engineering, Inc.       US         444,600
 *      1,500   InfoSpace.com, Inc.                          US          83,438
 *      1,500   Inktomi Corp.                                US         152,156
 *      8,500   Integrated Measurement Systems, Inc.         US         103,594
       42,000   Intel Corp.                                  US       3,252,375
       20,000   International Business Machines Corp.        US       1,967,500
 *      7,000   Intuit, Inc.                                 US         203,875
        5,000   Jabil Circuit, Inc.                          US         261,250

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  29

                              FREMONT GLOBAL FUND
                                OCTOBER 31, 1999

                                                          Country      Value
       Shares   Security Description                        Code      (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY  (CONT.)

 *      8,000   JDS Uniphase Corp.                           US    $  1,335,000
 *      4,000   KLA-Tencor Corp.                             US         316,750
 *      2,600   Kopin Corp.                                  US         109,200
       10,500   Legato Systems, Inc.                         US         564,375
 *     10,500   Lexmark International Group, Inc.            US         819,656
        9,500   Linear Technology Corp.                      US         664,406
 *      5,000   LSI Logic Corp.                              US         265,938
       33,000   Lucent Technologies, Inc.                    US       2,120,250
 *      5,000   Lycos, Inc.                                  US         267,500
 *      8,500   Maxim Integrated Products, Inc.              US         670,969
 *     28,700   MDSI Mobile Data Solutions, Inc.             US         408,975
 *      8,000   Micrel, Inc.                                 US         435,000
 *     55,200   Microsoft Corp.                              US       5,109,450
 *     27,600   MTI Technology Corp.                         US         467,475
 *     47,500   Netopia, Inc.                                US       2,535,313
        4,600   Netro Corp.                                  US         104,938
 *      4,000   Network Appliance, Inc.                      US         296,000
 *      9,600   Network Associates, Inc.                     US         175,800
 *     35,400   New Era of Networks, Inc.                    US       1,148,288
 *     15,000   Novell, Inc.                                 US         300,938
 *     22,500   Oracle Systems Corp.                         US       1,070,156
 *     33,400   Orckit Communications Ltd.                   US         920,588
 *     20,000   Parametric Technology Corp.                  US         381,250
 *      8,200   PC-Tel, Inc.                                 US         246,000
 *     11,200   Peregrine Systems, Inc.                      US         491,400
 *     30,900   Photon Dynamics, Inc.                        US         934,725
 *      5,100   Pixar, Inc.                                  US         194,119
 *      5,000   PMC-Sierra, Inc.                             US         471,250
 *      3,900   Powerwave Technologies, Inc.                 US         253,744
 *     19,600   Princeton Video Image, Inc.                  US         101,675
 *     16,700   Puma Technology, Inc.                        US         617,900
 *      6,500   QUALCOMM, Inc.                               US       1,447,875
 *      3,800   Quest Software, Inc.                         US         280,250
 *        400   RealNetworks, Inc.                           US          43,875
 *     13,000   Sanmina Corp.                                US       1,170,813
 *      4,000   Siebel Systems, Inc.                         US         439,250
 *     16,200   SmartForce                                   US         334,125
 *     17,700   Spectrum Control, Inc.                       US         137,175
 *      9,000   Sun Microsystems, Inc.                       US         952,313
        3,000   Symbol Technologies, Inc.                    US         119,250
 *      8,000   Tellabs, Inc.                                US         506,000
 *     14,000   Teradyne, Inc.                               US         539,000
       12,000   Texas Instruments, Inc.                      US       1,077,000
       14,528   United Technologies Corp.                    US         878,944
 *     10,400   VeriSign, Inc.                               US       1,284,400
 *      9,000   Veritas Software Corp.                       US         970,875
 *      5,000   VISX, Inc.                                   US         312,813
 *     19,200   Vitesse Semiconductor Corp.                  US         880,800
        7,000   Xerox Corp.                                  US         196,000
 *     13,100   Xilinx, Inc.                                 US       1,029,988
                                                                   ------------
                                                                     83,165,030
                                                                   ------------
TRANSPORTATION  0.7%

           80   Austrian Airlines Osterreichische
                  Luftverkehrs AG                            AS           1,704
           60   Compagnie Maritime Belge SA                  BE           3,100
            2   A/S Dampskibsselskabet Svendborg             DK          29,073
            2   D/S 1912 (Class B)                           DK          20,281
          100   Finnlines Oyj                                FI           2,657
 *    800,000   Eurotunnel SA                                FR       1,028,997
        8,400   Deutsche Lufthansa AG                        GM         175,794

                                                          Country      Value
       Shares   Security Description                        Code      (Note 1)
--------------------------------------------------------------------------------

TRANSPORTATION  (CONT.)

        8,000   Cathay Pacific Airways                       HK    $     16,270
 *     13,345   Ryanair Holdings PLC                         IR         109,743
        3,345   Alitalia SPA                                 IT           9,257
           10   East Japan Railway Co.                       JP          61,330
        1,000   Hankyu Corp.                                 JP           3,446
        5,000   Japan Airlines Co. Ltd.                      JP          16,796
        4,000   Kinki Nippon Railway Co. Ltd.                JP          18,543
        2,000   Mitsui O.S.K. Lines Ltd.                     JP           4,357
        1,000   Nagoya Railroad Co. Ltd.                     JP           2,860
        3,000   Nippon Express Co. Ltd.                      JP          21,250
        3,000   Nippon Yusen Kabushiki Kaisha                JP          12,957
        1,000   Odakyu Electic Railway Co. Ltd.              JP           3,119
        3,000   Tobu Railway Co. Ltd.                        JP           9,415
        3,000   Tokyu Corp.                                  JP           8,206
       76,000   Yamato Transport Co. Ltd.                    JP       2,188,310
           61   IHC Caland                                   NL           2,653
           75   Koninklijke Luchtvaart Maatschapij NV        NL           2,048
          200   Bergesen d.y. ASA (Class A)                  NO           3,231
          200   Bergesen d.y. ASA (Class B)                  NO           3,090
          300   SAS Norge ASA                                NO           2,758
        6,780   Brisa-Auto Estradas de Portugal SA           PT         267,698
        2,000   Singapore Airlines Ltd.                      SG          21,186
           50   SAirGroup                                    SZ          10,530
       22,687   BAA PLC                                      UK         166,120
       17,916   Peninsular and Oriental Steam Navigation Co. UK         256,481
       10,000   Kansas City Southern Industries, Inc.        US         474,375
                                                                   ------------
                                                                      4,957,635
                                                                   ------------
UTILITIES  6.7%

 *         65   Oesterreichische Elektrizitaetswirtschafts   AG
                  (Class A)                                  AS           9,430
      190,000   Telstra Corp. Ltd.                           AU         967,124
        1,232   Electrabel NPV                               BE         407,334
        2,019   Tractebel                                    BE         353,779
        9,069   Enersis SA, ADR                              CL         204,053
       20,000   BCE, Inc.                                    CN       1,188,745
        3,148   BCT.Telus Communications, Inc.               CN          65,686
        1,049   BCT.Telus Communications, Inc. (Class A)     CN          21,425
       30,600   Rogers Cantel Mobile Communications, Inc.    CN         873,513
       38,900   Teleglobe, Inc.                              CN         920,084
        6,800   Transalta Corp.                              CN          89,662
       12,681   TransCanada Pipelines Ltd.                   CN         152,986
        6,180   Tele Danmark AS                              DK         376,001
        2,635   Nokia Oyj                                    FI         302,283
        8,200   Alcatel                                      FR       1,283,821
       15,300   France Telecom SA                            FR       1,481,613
       34,500   Deutsche Telekom                             GM       1,594,971
       17,150   Mannesmann AG                                GM       2,652,519
        8,500   RWE AG                                       GM         349,949
        7,550   Veba AG                                      GM         413,520
       13,000   Viag AG                                      GM         241,772
      100,000   China Telecom (Hong Kong) Ltd.               HK         342,390
        5,500   CLP Holdings Ltd.                            HK          25,203
       15,000   Hong Kong & China Gas Co. Ltd.               HK          19,887
       26,000   Hong Kong Telecommunications                 HK          59,403
        1,380   Edison SPA                                   IT          11,479
        1,510   Italgas SPA                                  IT           6,257
      284,460   Telecom Italia Mobile (TIM) SPA              IT       1,781,443
        3,420   Telecom Italia Mobile (TIM) SPA
                  (Savings Shares)                           IT          11,899

The accompanying notes are an integral part of these financial statements.

30  FREMONT MUTUAL FUNDS

                              FREMONT GLOBAL FUND
                                OCTOBER 31, 1999

                                                          Country      Value
       Shares   Security Description                        Code      (Note 1)
--------------------------------------------------------------------------------

UTILITIES  (CONT.)

        8,040   Telecom Italia SPA                           IT    $     69,593
        1,965   Telecom Italia SPA (Savings Shares)          IT           9,675
        2,500   Kansai Electric Power                        JP          46,766
          157   Nippon Telegraph & Telephone Corp.           JP       2,410,980
        6,000   Osaka Gas Co.                                JP          20,098
        1,500   Tohoku Electric Power Co., Inc.              JP          23,438
        4,000   Tokyo Electric Power                         JP          89,452
        7,000   Tokyo Gas Co.                                JP          16,595
       14,000   Telefonos de Mexico SA (Class L), ADR        MX       1,197,000
      300,000   Telekom Malaysia Berhad                      MY         923,684
          614   Koninklijke KPN NV                           NL          31,584
        3,720   Telecom Corporation of New Zealand Ltd.      NZ          14,983
       97,766   Manila Electric Co. (Class B)                PH         268,186
       14,900   Philippine Long Distance Telephone Co.       PH         310,262
       11,320   EDP-Electricidade de Portugal SA             PT         176,395
       11,515   Portugal Telecom SA                          PT         514,747
       13,000   Singapore Telecommunications Ltd.            SG          24,725
       20,000   Korea Electric Power Corp., ADR              SK         315,000
       16,375   Endesa SA                                    SP         328,537
        7,575   Gas Natural SDG SA                           SP         166,116
       15,355   Iberdrola SA                                 SP         224,376
 *     54,387   Telefonica SA                                SP         896,801
        5,260   Union Electrica Fenosa SA                    SP          77,140
       55,800   BG PLC                                       UK         309,760
       89,368   British Telecommunications PLC               UK       1,622,348
       35,400   Cable & Wireless PLC                         UK         413,975
       23,476   National Power PLC                           UK         158,778
       20,900   ScottishPower PLC                            UK         193,741
       16,800   United Utilities PLC                         UK         166,503
        3,500   Vodafone Airtouch PLC, ADR                   UK         167,781
      175,720   Vodafone Group PLC                           UK         820,230
 *     33,000   AES Corp.                                    US       1,862,438
        3,000   ALLTEL Corp.                                 US         249,750
       38,000   Ameren Corp.                                 US       1,436,875
       35,700   AT&T Corp.                                   US       1,668,975
       19,000   Bell Atlantic Corp.                          US       1,233,813
       34,200   BellSouth Corp.                              US       1,539,000
 *     20,600   Calpine Corp.                                US       1,187,075
       24,400   Coastal Corp.                                US       1,027,850
       40,000   FPL Group, Inc.                              US       2,012,500
 *     29,100   MCI WorldCom, Inc.                           US       2,497,144
        3,000   Nextel Communications, Inc.                  US         258,563
       60,000   Puget Sound Energy, Inc.                     US       1,327,500
 *      6,000   Qwest Communications International, Inc.     US         216,000
 *     15,700   SBA Communications Corp.                     US         153,075
       28,264   SBC Communications, Inc.                     US       1,439,644
                                                                   ------------
                                                                     46,327,682
                                                                   ------------

TOTAL STOCKS (Cost $325,975,932)                                    383,397,736
                                                                   ------------

                                                                       Value
Face Amount     Security Description                                  (Note 1)
--------------------------------------------------------------------------------

BONDS  28.5%
FOREIGN CORPORATE BONDS  7.1%

AUS
   $4,000,000   Commonwealth Bank Australia,
                  6.750%, 12/01/07                                 $  2,520,291
CAN
   $  140,000   Beneficial Canada, Inc., 6.350%, 04/01/2002              94,413
    2,000,000   Oesterreichische Kontrollbank
                  (Republic of Austria), 9.000%, 06/19/02             1,446,680
    2,000,000   Toyko Electric Power, 10.500%, 06/14/01               1,446,068
DKK
        2,000   Realkredit Danmark, 5.000%, 10/01/29                        243
       66,000   Unikredit Realkredit, 5.000%, 10/01/29                    8,010
E
    3,000,000   Alcatel, 4.375%, 02/17/09                             2,822,730
                Allgemeine Hypotheekbank
    2,100,000     5.000%, 09/02/09                                    2,116,889
       80,000     5.500%, 01/17/07                                       85,103
       34,650   Axa SA, 2.500%, 01/01/14                                 36,365
    4,601,626   Caisse D'Amort Dette, 5.125% 10/25/08                 4,754,222
                Depfa Pfandbriefbank
    2,000,000     4.500%, 11/12/02                                    2,103,118
      380,000     5.500%, 01/15/10                                      398,471
    3,000,000   Deutsche Telecom, 5.250%, 05/20/08                    3,031,956
    2,000,000   HSBC Holdings PLC, 5.500%, 07/15/09                   2,001,905
                Hypotheekbank In Essen
      390,000     4.250%, 07/06/09                                      368,867
      110,000     4.750%, 08/11/08                                      109,780
      230,000   Rheinische Hypobank AG, 4.000%, 09/15/06                224,981
(pound)
    2,000,000   Abbey National Treasury Service,
                  6.500%, 03/05/04                                    3,226,880
    2,500,000   Powergen, 8.500%, 07/03/06                            4,357,184
    2,000,000   Railtrack PLC, 9.125%, 03/25/06                       3,591,923
(Y)
   28,000,000   Korea Development Bank, 2.700%, 08/16/02                269,167
                SHL Corp. Ltd.
    6,000,000     0.493%, 10/25/03                                       59,333
    5,000,000     0.793%, 12/25/24                                       48,004
$   3,000,000   AES China Generating Co., 10.125%, 12/15/06           1,665,660
    2,000,000   Asia Pulp & Paper International Finance,
                  10.250%, 10/01/00                                   1,880,000
       90,000   Banco Nacional Commercio Exte, 7.250%,
                  02/02/04                                               82,071
       40,000   Bancomext Trust Division, 8.000%, 08/05/03               38,350
    3,000,000   Cemex SA de CV, 10.750%, 07/15/00                     3,079,650
      200,000   Deutsche Bank Finance NV, 5.218%, 12/17/03              199,580
       15,000   Flag Ltd., 8.250%, 01/30/08                              13,275
    3,000,000   Grupo Televisa (callable 05/15/01 @106.625),
                  0.000% to 05/15/01,  13.250% thereafter,
                  05/15/08                                            2,565,000
    3,000,000   Guangdong Enterprises, 8.875%, 05/22/07                 680,220
       12,000   Orange PLC, 8.000%, 08/01/08                             12,015
                Petroleos Mexicanos
      140,000     8.850%, 09/15/07                                      127,400
      150,000     9.375%, 12/02/08                                      152,820
    2,000,000   Rabobank Nederland, 6.250%, 12/30/99                  2,000,000
       15,000   Rogers Cantel, Inc., 8.300%, 10/01/07                    15,038
      100,000   Sanwa Bank Ltd., 8.350%, 07/15/09                       101,571
    1,000,000   Sony Corp., 6.125%, 03/04/03                            986,349
                                                                   ------------
                                                                     48,721,582
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  31

                              FREMONT GLOBAL FUND
                                OCTOBER 31, 1999

                                                                       Value
Face Amount     Security Description                                  (Note 1)
--------------------------------------------------------------------------------

FOREIGN GOVERNMENT BONDS  12.1%

CAN$            Government of Canada
    4,550,000     6.000%, 06/01/08                                 $  3,081,680
    4,000,000     8.000%, 06/01/23                                    3,323,591
      100,000     9.000%, 12/01/04                                       76,600
    2,000,000   Japan Highway Public Corp., 7.875%, 09/27/02          1,413,580
    2,000,000   Republic of Finland, 9.500%, 09/15/04                 1,530,619
DM
    6,000,000   United Mexican States, 8.125%, 09/10/04               3,444,558
DKK
   20,000,000   Denmark-Bullet, 6.00%, 11/15/02                       2,933,159
    1,700,000   Kingdom of Denmark, 7.000%, 11/15/07                    263,760
E
    2,000,000   Bundesrepublic Deutschland, 6.500%,
                  10/14/05                                            2,274,758
    2,324,052   Buoni Poliennali Del Tes, 6.750%, 02/01/07            2,658,519
                Deutschland Republic
      652,000     4.500%, 07/04/09                                      651,348
      633,000     5.375%, 01/04/10                                      678,784
    4,601,626     5.625%, 01/04/28                                    4,691,395
                Government of France
    3,048,980     6.000%, 10/25/25                                    3,278,830
    4,417,470     8.500%, 10/25/19                                    6,154,673
      565,000   Government of Netherlands, 6.000%, 01/15/06             625,940
    3,208,096   Government of Spain, 6.000%, 01/31/08                 3,507,102
                Netherlands Government
    2,546,000     3.750%, 07/15/09                                    2,371,533
      560,000     5.750% 02/15/07                                       611,367
      500,000     7.500% 04/15/10                                       614,393
      320,000     7.500%, 01/15/23                                      405,189
      100,000   Portugual Government Bond, 3.950%, 07/15/09              93,337
    2,906,920   Republic of Austria, 5.625%, 07/15/07                 3,116,867
      120,000   Republic of Philippines, 8.000%, 09/17/04               129,919
      100,000   Treuhandanstalt, 7.500%, 09/09/04                       117,651
(pound)
    2,000,000   European Investment Bank, 6.000%, 11/26/04            3,160,972
GRD             Hellenic Republic
  761,000,000     6.600%, 01/15/04                                    2,371,358
  700,000,000     8.600%, 03/26/08                                    2,441,819
1,000,000,000     8.800%, 06/19/07                                    3,492,470
(Y)             Japanese Government Bond
   32,000,000     3.000%, 09/20/05                                      338,827
  145,000,000     3.300%, 06/20/06                                    1,563,450
   30,200,000     3.400%, 06/20/05                                      326,174
   30,200,000     4.000%, 06/20/05                                      335,681
NOK
    1,200,000   European Investment Bank, 5.375%, 08/28/07              144,966
NZ
$   1,100,000   Government of New Zealand, 7.000%, 07/15/09             554,795
    7,000,000   Inter-American Develepmont Bank, 5.75%,
                04/15/04                                              3,313,737
    2,000,000   International Bank of Reconstruction &
                Development, 7.250%, 04/09/01                         1,024,848
                New Zealand Government Bond
      100,000     4.500%, 02/15/16                                       50,276
      800,000     5.500%, 04/15/03                                      391,241
      810,000     10.000%, 03/15/02                                     443,495
SEK             Government of Sweden
    3,000,000     5.000%, 01/15/04                                      360,846
   40,000,000     6.000%, 02/09/05                                    4,987,681
SGD
      400,000   Singapore Government, 4.375%, 01/15/09                  235,835
$     100,000   Alberta Province Alta, 9.250%, 04/01/00                 101,430
    3,000,000   Ontario Global, 7.000%, 08/04/2005                    3,028,650
                Republic of Kazakhstan
    2,000,000     9.250%, 12/20/99                                    2,004,700
    2,000,000     13.625%, 10/18/04                                   1,975,000

                                                                       Value
Face Amount     Security Description                                  (Note 1)
--------------------------------------------------------------------------------

FOREIGN GOVERNMENT BONDS (CONT.)

$      50,400   Republic of the Philippines, 6.000%, 12/01/09      $     41,076
                United Mexican States
       80,000     6.520%, 06/27/02                                       78,600
    2,000,000     11.500%, 05/15/26                                   2,236,500
                                                                   ------------
                                                                     83,053,579
                                                                   ------------
U.S. CORPORATE BONDS  3.9%

(Y)
   17,000,000   General Motors Acceptance Corp., 0.340%,
                  07/26/02                                              163,082
$      12,000   AES Corp., 10.250%, 07/15/06                             12,090
       13,000   Beckman Instruments, Inc., 7.100%, 03/04/03              12,565
    3,000,000   BellSouth Telecommunications, Inc., 6.375%,
                  06/01/28                                            2,610,690
    3,000,000   BP America, Inc., 5.750%, 07/30/01                    2,969,907
       12,000   Buckeye Technologies, Inc., 8.000%, 10/15/10             11,040
                Building Materials Corp.
        7,000     7.750%, 07/15/05                                        6,353
        7,000     8.000%, 10/15/07                                        6,388
       15,000   Calpine Corp., 7.875%, 04/01/08                          14,213
       15,000   Century Communications Corp., 0.000%, 03/15/03           10,556
       15,000   CMS Energy Corp., 8.125%, 05/15/02                       14,983
       15,000   CSC Holdings, Inc., 9.875%, 04/01/23                     15,488
       15,000   Echostar DBS Corp., 9.250%, 02/01/06                     14,942
    3,000,000   Export-Import Bank of Korea, 7.100%, 03/15/07         2,922,060
    2,000,000   Ford Brasil LTDA, 9.250%, 01/22/07                    1,876,140
    2,000,000   Frank Russell Co., 5.625%, 01/15/09                   1,787,220
        9,000   Garden State Newspapers, 8.750%, 10/01/09                 8,303
                General Electric Capital Corp.
      300,000     5.185%, 04/17/00                                      299,730
    2,500,000     8.850%, 03/01/07                                    2,765,025
       12,000   Hollinger International Publishing, 8.625%,
                  03/15/05                                               11,700
       50,000   J.P. Morgan & Co., 3.356%, 02/15/12                      44,335
       15,000   Jones Intercable, Inc., 8.875%, 04/01/07                 15,750
       15,000   K Mart Corp., 9.350%, 01/02/20                           14,438
      100,000   Kroger Co., 6.411%, 10/01/10                             99,753
    3,000,000   Lehman Brothers Holdings, Inc., 7.375%,
                  05/15/07                                            3,014,640
      100,000   Limited, Inc., 6.281%, 11/22/00                         100,000
       15,000   McLeodusa, Inc., 8.125%, 02/15/09                        13,953
       10,000   MGM Grand, Inc., 6.950%, 02/01/05                         9,216
    2,000,000   Monsanto Co., 6.500%, 12/01/18                        1,765,310
        9,000   Navistar International, 8.000%, 02/01/08                  8,618
        9,000   Polymer Group, Inc., 9.000%, 07/01/07                     8,640
        9,000   Silgan Holdings, Inc., 9.000%, 06/01/09                   8,528
       30,000   Sprint Capital Corp., 5.875%, 05/01/04                   28,673
    1,000,000   Sun Microsystems, 7.500%, 8/15/06                     1,011,150
    3,000,000   Sunamerica, Inc., 6.750%, 10/01/07                    2,932,380
        9,000   TV Guide, Inc., 8.125%, 03/01/09                          8,820
       15,000   Unisys Corp., 12.000%, 04/15/03                          16,088
    2,000,000   Whirlpool Corp, 9.000%, 03/01/03                      2,115,320
        6,000   World Color Press, Inc., 8.375%, 11/15/08                 5,850
                                                                   ------------
                                                                     26,753,937
                                                                   ------------
U.S. GOVERNMENT & AGENCY BONDS  4.9%

(pound)
    2,000,000   FHLB, 5.625%, 06/10/03                                3,177,079
                FHLMC
$   3,000,000     6.450%, 04/29/09                                    2,848,590
    3,000,000     8.250%, 09/15/03                                    2,872,980
                FNMA

The accompanying notes are an integral part of these financial statements.

32  FREMONT MUTUAL FUNDS

                              FREMONT GLOBAL FUND
                                OCTOBER 31, 1999

    Shares/                                                            Value
Face Amount     Security Description                                  (Note 1)
--------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY BONDS (CONT.)

$   3,000,000     5.750%, 02/15/08                                 $  2,819,070
    3,000,000     6.000%, 02/19/04                                    2,915,610
                U.S. Treasury Inflationary Protection Note
    1,773,584     3.625%, 7/15/02                                     1,762,499
    2,037,648     3.875%, 01/15/09                                    1,998,806
      980,000   U.S. Treasury Bond, 12.500%, 08/15/14                 1,408,446
                U.S. Treasury Notes
+     150,000     5.500%, 02/29/00                                      150,141
+   4,200,000     5.625%, 05/15/08                                    4,052,328
      340,000     6.000%, 8/15/04                                       340,796
    5,000,000     6.500%, 10/15/06                                    5,088,300
    4,000,000     6.625%, 05/15/07                                    4,104,360
       60,000     9.250%, 02/15/16                                       76,350
                                                                   ------------
                                                                     33,615,355
                                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS  0.4%

      199,006   Amresco Residential Securities Mortgage
                  Loan, Series 1999-1 A, 5.876%, 06/25/30               199,006
      200,000   Bank of America Mortgage Securities,
                  1999-5-A4, 6.500%  05/25/2029                         183,500
      200,000   Charter Financial, Inc., 6.590%, 02/25/02               199,750
      300,000   Crusade Global Trust, 1999-1 A2, 5.774%, 02/15/30       300,094
      284,605   FHLMC, 6.500%, 08/15/23                                 282,203
      250,000   Government Lease Trust, 4.000%, 05/18/11                175,663
       70,000   PSB Lending Home Loan Owner Trust, 6.830%,
                  05/20/18                                               69,741
      289,482   Salomon Brothers Mortgage Securities, 5.683%,
                  06/25/29                                              289,391
      100,000   Structured Asset Securities Corp., 1999-C3-A,
                  5.810%, 11/20/01                                      100,000
      100,000   Salomon Borthers Mortgage Securities,
                  1999-AQ2-A1, 5.960%, 11/10/29                         100,000
      380,000   United Panam Mortgage Loan Asset Backed
                  Certificates, 1999-2-A2, 5.866%, 10/25/29             380,000
                                                                   ------------
                                                                      2,279,348
                                                                   ------------
MORTGAGE BACKED OBLIGATIONS  0.1%

                GNMA I TBA
      300,000     6.500%, 01/21/29                                      285,984
      310,000     7.000%, 01/25/30                                      303,122
      350,000   GNMA TBA, 7.000%, 01/22/29                              342,234
                                                                   ------------
                                                                        931,340
                                                                   ------------

TOTAL BONDS (Cost $208,087,515)                                     195,355,141
                                                                   ------------
OTHER SECURITIES  0.1%

        2,000   Put Option on the U.K. Gilt, 6.000%, Strike @
                  160.000, Exp. 12/10/00                                160,868
       48,000   Put Option on the U.S. Treasury Note, 5.250%,
                  Strike @102.359, Exp. 12/06/99                        130,128
       13,000   Put Option on the U.S. Treasury Note, 5.625%,
                  Strike @108.813, Exp. 12/06/99                        149,474
        3,900   Call Option on the Bundesrepublic Government
                  Bond, 4.700%, Stike @65.000, Exp. 01/18/00             85,032
        1,900   Put Option on the U.K. Gilt, 8.000%, Strike @
                  170.000, Exp. 01/18/00                                 77,252
        9,600   Call Option on the U.K. Gilt, 8.000%, Strike @
                  95.000, Exp. 02/16/00                                 159,850
                                                                   ------------

TOTAL OTHER SECURITIES (Cost $811,278)                                  762,604
                                                                   ------------

                                                                       Value
Face Amount     Security Description                                  (Note 1)
--------------------------------------------------------------------------------

SHORT-TERM SECURITIES  16.8%

  $ 2,700,000   Abbey National North America Corp., CP,
                  5.350%(a), 12/15/99                              $  2,682,345
    2,700,000   AT&T Corp., CP, 5.290%(a), 12/10/99                   2,684,527
    2,700,000   Atlantis One Funding, CP, 6.000%(a), 01/18/00         2,664,900
    2,700,000   BP America, CP, 5.230%(a), 11/19/99                   2,692,940
      700,000   Ciesco LP, CP, 5.300%(a), 11/23/99                      697,733
    2,700,000   Du Pont (E.I.) de Nemours & Co., CP,
                  5.270%(a), 11/12/99                                 2,695,652
      300,000   Du Pont (E.I.) de Nemours & Co., CP,
                  5.300%(a), 11/04/99                                   299,868
    5,000,000   Fellbacher Bank, CP, 5.280%(a), 11/02/99              4,999,267
    2,700,000   Ford Motor Credit Corp., CP, 5.280%(a),
                  12/16/99                                            2,682,180
    6,000,000   Ford Motor Credit Corp., CP, 5.250%(a),
                  11/04/99                                            5,997,375
    2,700,000   GE Captial Services, CP, 5.290%(a), 12/13/99          2,683,337
    2,700,000   General Mills, Inc., CP, 5.270%(a), 12/03/99          2,687,352
    2,700,000   General Motors Acceptance Corp., CP,
                  5.260%(a), 12/17/99                                 2,681,853
    2,700,000   Halifax PLC, CP, 5.330%(a), 12/08/99                  2,685,209
    5,500,000   Inter Telecom Satellite, CP, 5.350%(a),
                  11/01/99                                            5,500,000
  **5,000,000   Invensys PLC, CP, 5.270%(a), 11/05/99                 4,997,072
    2,700,000   KFW International Finance, CP, 5.280%(a),
                  11/01/99                                            2,700,000
  **4,000,000   Koch Industries, Inc., CP, 5.230%(a), 11/03/99        3,998,838
    2,700,000   Lucent Technologies, Inc., CP, 5.260%(a),
                  11/05/99                                            2,698,422
    2,700,000   Merita NA, CP, 5.350%(a), 12/14/99                    2,682,746
    6,000,000   Merrill Lynch & Co., Inc., CP, 5.250%(a),
                  11/08/99                                            5,993,875
    4,000,000   Merrill Lynch & Co., Inc., CP, 5.329%(a),
                  11/09/99                                            3,995,271
  **3,000,000   Queen's Health Systems, CP, 5.330%(a),
                  11/04/99                                            2,998,668
  **6,000,000   Queen's Health Systems, CP, 5.310%(a),
                  11/10/99                                            5,992,035
    1,000,000   SBC Communications, CP, 5.290%(a),
                  11/10/99                                              998,677
   16,500,000   UBS, Inc., CP, 5.310%(a), 11/01/99                   16,500,000
+   1,460,000   U.S. Treasury Bill, 4.640%, 12/16/99                  1,451,696
    2,700,000   Xerox Corp., CP, 5.280%(a), 11/19/99                  2,692,872
      353,447   Repurchase Agreement, State Street Bank and
                  Trust Co., 5.050%, 11/01/99 (Maturity Value
                  $353,595) (Cost $353,447) Collateral: FNMA,
                  5.300%, 01/08/01                                      353,447
      545,048   Repurchase Agreement, State Street Bank and
                  Trust Co., 5.050%, 11/01/99 (Maturity Value
                  $545,278) (Cost $545,048) Collateral: FHLB,
                  0.000%, 01/28/04                                      545,048
      353,512   Repurchase Agreement, State Street Bank and
                  Trust Co., 5.050%, 11/01/99 (Maturity Value
                  $318,029) (Cost $353,512) Collateral: FHLB,
                  5.250%%, 08/24/01                                     353,512
      476,644   Repurchase Agreement, State Street Bank and
                  Trust Co., 5.050%, 11/01/99 (Maturity Value
                  $476,845) (Cost $476,644) Collateral: FHLB,
                  5.450%, 01/28/04                                      476,644

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  33

                              FREMONT GLOBAL FUND
                                OCTOBER 31, 1999

                                                                       Value
Face Amount     Security Description                                  (Note 1)
--------------------------------------------------------------------------------

SHORT-TERM SECURITIES (CONT.)

  $   434,693   Repurchase Agreement, State Street Bank and
                  Trust Co., 5.050%, 11/01/99 (Maturity Value
                  $434,876) (Cost $434,693) Collateral:
                  FHLMC, 5.250%, 02/16/01                          $    434,693
      482,663   Repurchase Agreement, State Street Bank and
                  Trust Co., 5.050%, 11/01/99 (Maturity Value
                  $482,866) (Cost $482,663) Collateral: FHLB,
                  6.315%, 08/24/01                                      482,663
    7,964,278   Repurchase Agreement, State Street Bank and
                  Trust Co., 5.050%, 11/01/99 (Maturity Value
                  $7,967,630) (Cost $7,964,278) Collateral:
                  FHLB, 5.450%, 01/28/04                              7,964,278
    2,605,954   Repurchase Agreement, State Street Bank and
                  Trust Co., 5.050%, 11/01/99 (Maturity Value
                  $1,572,493) (Cost $2,605,954) Collateral:
                  FNMA, 6.000%, 09/24/01                              2,605,954
                                                                   ------------

TOTAL SHORT-TERM SECURITIES (Cost $115,250,949)                     115,250,949
                                                                   ------------

TOTAL INVESTMENTS (Cost $650,125,674), 101.2%                       694,766,430
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, (1.2)%                            (7,958,412)
                                                                   ------------

NET ASSETS, 100.0%                                                 $686,808,018
                                                                   ============

The accompanying notes are an integral part of these financial statements.

34  FREMONT MUTUAL FUNDS

                       FREMONT INTERNATIONAL GROWTH FUND
                                OCTOBER 31, 1999

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                          Country      Value
       Shares   Security Description                        Code      (Note 1)
--------------------------------------------------------------------------------

STOCKS  87.7%
BUSINESS EQUIPMENT & SERVICES  2.0%

       12,200   Teleglobe, Inc.                              CN    $    288,561
        7,000   Fujitsu Ltd.                                 JP         210,961
 *        118   Societe  Generale de Surveillance
                  Holdings SA (Bearer Shares)                SZ         128,716
      120,900   Invensys PLC                                 UK         595,140
                                                                   ------------
                                                                      1,223,378
                                                                   ------------
CAPITAL GOODS  5.1%

       27,000   Bombardier, Inc. (Class B)                   CN         476,212
        8,600   Siemens AG                                   GM         770,693
        8,000   Fuji Machine Manufacturing Co. Ltd.          JP         372,397
 *     47,000   Mitsubishi Heavy Industries                  JP         184,499
        7,000   Murata Manufacturing Co. Ltd.                JP         900,278
       11,000   THK Co. Ltd.                                 JP         360,015
                                                                   ------------
                                                                      3,064,094
                                                                   ------------
CONSUMER DURABLES  6.8%

        7,800   Bayerische Motoren Werke AG                  GM         250,818
        2,000   DaimlerChrysler AG                           GM         156,247
        9,920   Fiat SPA                                     IT         314,806
 *     52,000   Mitsubishi Motors Corp.                      JP         270,007
       31,000   Nikon Corp.                                  JP         737,883
        3,100   Nintendo Co. Ltd.                            JP         492,418
 *     43,000   Nissan Motor Co. Ltd.                        JP         257,942
        6,300   Sony Corp.                                   JP         983,185
          400   Sony Corp., ADR                              JP          63,900
       19,000   Suzuki Motor Co. Ltd.                        JP         288,857
       15,600   GKN PLC                                      UK         250,120
                                                                   ------------
                                                                      4,066,183
                                                                   ------------
CONSUMER NON-DURABLES  7.1%

       45,463   Coca-Cola Amatil Ltd.                        AU         140,408
          500   Christian Dior SA                            FR          89,721
        1,100   Groupe Danone                                FR         281,235
          200   LVMH                                         FR          60,517
        3,600   Societe BIC SA                               FR         176,490
       16,000   Asahi Breweries Ltd.                         JP         227,738
        8,000   Kao Corp.                                    JP         244,169
        3,800   Sony Music Entertainment (Japan), Inc.       JP         495,652
        6,000   Uni-Charm Corp.                              JP         350,705
        9,000   PanAmerican Beverages (Class A)              MX         144,563
        7,000   Heineken NV                                  NL         357,861
        1,300   Heineken Holding NV (Class A)                NL          47,285
        4,300   Orkla ASA (Series A)                         NO          60,125
 *        614   Orkla ASA (Series A)-(Rights)                NO           8,099
       25,795   South African Breweries PLC                  SA         225,929
          168   Compagnie Financiere Richemont AG            SZ         321,472
          100   Nestle SA (Registered Shares)                SZ         193,192
       65,300   Cadbury Schweppes PLC                        UK         426,089
          423   Reckitt & Coleman PLC                        UK           5,138
       29,200   Tate & Lyle PLC                              UK         191,253
       22,400   Unilever PLC                                 UK         207,830
                                                                   ------------
                                                                      4,255,471
                                                                   ------------

                                                          Country      Value
       Shares   Security Description                        Code      (Note 1)
--------------------------------------------------------------------------------

CONSUMER SERVICES  4.0%

       29,700   News Corp. Ltd.                              AU    $    214,911
       20,300   The Thompson Corp.                           CN         592,595
        5,400   Lagardere S.C.A.                             FR         219,189
        1,000   Societe Television Francaise 1               FR         314,181
        1,400   Societe Europeene des Satellites             LU         178,598
       15,000   Singapore Press Holdings Ltd.                SG         257,298
       27,600   EMI Group PLC                                UK         217,064
       19,000   Reuters Group PLC                            UK         175,660
        4,166   Reuters Group PLC, ADR                       UK         230,432
                                                                   ------------
                                                                      2,399,928
                                                                   ------------
ENERGY  3.0%

       59,579   Broken Hill Proprietary Co. Ltd.             AU         616,147
       50,800   Santos Ltd.                                  AU         130,634
        2,000   Total Cie Francaise des Petroles SA
                  (Class B)                                  FR         270,955
       71,400   ENI SPA                                      IT         418,540
       19,000   Sasol Ltd.                                   SA         130,842
       27,300   Shell Transport & Trading Co.                UK         209,320
                                                                   ------------
                                                                      1,776,438
                                                                   ------------
FINANCIAL SERVICES  12.3%

          889   Australia & New Zealand Banking Group Ltd.   AU           5,871
       43,368   QBE Insurance Group Ltd.                     AU         181,259
       34,768   Westpac Banking Corp. Ltd.                   AU         223,230
       10,000   Uniao de Bancos Brasileiros SA, GDR          BR         231,250
       18,000   Bank of Nova Scotia                          CN         411,065
        5,900   Clarica Life Insurance Co.                   CN          95,439
 *        600   Fairfax Financial Holdings Ltd.              CN          86,454
          200   Royal Bank of Canada                         CN           8,625
        2,000   Banque Nationale de Paris (BNP)              FR         176,068
        1,900   Compagnie Financiere de Paribas              FR         198,314
        3,344   Deutsche Bank AG                             GM         238,929
 *      3,600   Dresdner Bank AG                             GM         185,219
        6,000   Dresdner Bank AG (Warrants)                  GM         142,520
       13,700   Assicurazioni Generali SPA                   IT         440,539
          550   Aiful Corp.                                  JP          85,517
       43,000   Mitsui Marine and Fire Insurance Co. Ltd.    JP         285,181
        4,000   Nichiei Co. Ltd. (Kyoto)                     JP         207,314
        1,400   Orix Corp.                                   JP         188,118
       50,000   Sakura Bank Ltd.                             JP         429,984
          700   Shohkoh Fund & Co. Ltd.                      JP         428,640
       15,000   The Nomura Securities Co. Ltd.               JP         247,769
       13,920   ABN Amro Holding NV                          NL         337,398
        9,252   Aegon NV                                     NL         855,947
        3,000   ING Groep NV                                 NL         177,375
       21,050   DBS Group Holdings Ltd.                      SG         238,182
        3,600   Banco Popular Espanol SA                     SP         242,911
       12,600   ForeningSparbanken AB (Series A)             SW         201,092
           51   Schweizerische Rueckversicherungs-
                  Gesellschaft (Swiss Registered)            SZ         105,901
        8,700   Barclays PLC                                 UK         266,968
       10,500   Lloyds TSB Group PLC                         UK         145,138
       42,576   Royal & Sun Alliance Insurance Group PLC     UK         290,058
                                                                   ------------
                                                                      7,358,275
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  35

                       FREMONT INTERNATIONAL GROWTH FUND
                                OCTOBER 31, 1999

                                                          Country      Value
       Shares   Security Description                        Code      (Note 1)
--------------------------------------------------------------------------------

HEALTH CARE  5.2%

 *     12,580   Sanofi Synthelabo SA                         FR    $    556,387
        5,000   Takeda Chemical Industries                   JP         287,456
          318   Novartis AG (Registered Shares)              SZ         476,436
       18,767   AstraZeneca Group PLC                        UK         846,090
        9,000   Glaxo Wellcome PLC                           UK         265,672
       15,461   AstraZeneca Group PLC, ADR                   US         707,340
                                                                   ------------
                                                                      3,139,381
                                                                   ------------
MULTI-INDUSTRY  2.4%

        4,175   Preussag AG                                  GM         226,468
       43,000   Hutchison Whampoa Ltd.                       HK         431,716
      182,000   Singapore Technologies Engineering Ltd.      SG         263,990
       53,800   TI Group PLC                                 UK         364,314
       43,300   Tomkins PLC                                  UK         145,716
                                                                   ------------
                                                                      1,432,204
                                                                   ------------
RAW MATERIALS  5.2%

       37,600   WMC Ltd.                                     AU         161,470
       16,700   Upm-Kymmene Oyj                              FI         528,204
        1,500   Compagnie de Saint-Gobain                    FR         260,939
        5,500   Pechiney SA                                  FR         308,488
 *      5,400   Degussa-Huels AG                             GM         204,387
        3,200   Henkel KGaA                                  GM         216,933
       19,000   Mitsui Chemicals, Inc.                       JP         189,653
        6,469   DSM NV                                       NL         245,530
        4,790   Pohang Iron & Steel Co. Ltd., ADR            SK         159,866
        1,319   Holderbank Financiere Glarus AG              SZ         436,835
        9,600   BOC Group PLC                                UK         205,910
       95,100   Corus Group PLC                              UK         180,534
                                                                   ------------
                                                                      3,098,749
                                                                   ------------
RETAIL  2.3%

       55,109   Coles Myer Ltd.                              AU         274,287
        1,500   Carrefour SA                                 FR         278,335
       12,000   Jusco Co. Ltd.                               JP         279,873
       10,000   Mycal Corp.                                  JP          47,413
       13,800   Dixons Group PLC                             UK         244,735
       21,600   Kingfisher PLC                               UK         236,264
                                                                   ------------
                                                                      1,360,907
                                                                   ------------
SHELTER  0.4%

 *     11,100   Thyssen Krupp AG                             GM         260,971
                                                                   ------------
                                                                        260,971
                                                                   ------------
TECHNOLOGY   19.3%

 *      5,400   Newbridge Networks Corp.                     CN         105,152
          400   Nortel Networks Corp.                        CN          24,618
       12,300   Nokia AB, ADR                                FI       1,421,419
        1,200   Nokia Oyj                                    FI         137,662
 *      1,600   Epcos AG                                     GM          65,755
       60,000   Johnson Electric Holdings Ltd.               HK         324,366
        5,810   Advantest Corp.                              JP         875,487
        4,000   Fanuc Ltd.                                   JP         310,970
        3,700   Hirose Electronics                           JP         645,964
        2,300   Keyence Corp.                                JP         616,998
        8,000   Meitec Corp.                                 JP         300,221
       43,000   NEC Corp.                                    JP         870,813
        3,000   Rohm Co. Ltd.                                JP         673,769

      Shares/                                             Country      Value
  Face Amount   Security Description                        Code      (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY  (CONT.)

       14,000   Tokyo Electron Ltd.                          JP    $  1,163,643
       41,000   Toshiba Corp.                                JP         258,144
 *     11,900   ASM Lithography Holding NV                   NL         861,039
        4,500   Samsung Electro-Machanics Co.                SK         217,591
        4,410   Samsung Electronics, GDR                     SK         373,748
          100   Telefonaktiebolaget LM Ericsson (Class B)    SW           4,167
        8,900   Telefonaktiebolaget LM Ericsson, ADR         SW         380,475
       33,680   Asustek Computer, Inc.                       TW         474,888
 *     25,338   Taiwan Semiconductor
                  Manufacturing Co. Ltd., ADR                TW         877,328
        6,700   STMicroelectronics NV (New York Shares)      US         608,863
                                                                   ------------


11,593,080
                                                                   ------------
UTILITIES  12.6%

       10,600   Deutsche Telekom                             GM         490,049
       10,700   Mannesmann AG                                GM       1,654,924
       80,000   Hong Kong Telecommunications                 HK         182,778
 *      5,000   Bord Telecom Eireann PLC                     IR          20,862
       63,000   Telecom Italia Mobile (TIM) SPA              IT         394,540
       30,000   Telecom Italia Mobile (TIM)
                  SPA (Savings Shares)                       IT         104,376
       63,200   Telecom Italia SPA                           IT         311,170
       14,334   Telecom Italia SPA (Savings Shares)          IT         124,072
           57   NTT Mobile Communication Network, Inc.
                  (NTT DoCoMo)                               JP       1,515,405
        8,800   Telefonos de Mexico SA (Class L), ADR        MX         752,400
        2,000   Portugal Telecom SA                          PT          89,405
        2,000   Telecel-Comunicacoes Pessoais SA             PT         260,201
 *     31,140   Telefonica SA                                SP         513,475
        1,646   Swisscom AG                                  SZ         502,410
 *      9,800   COLT Telecom Group PLC                       UK         293,475
 *     14,600   Orange PLC                                   UK         363,307
                                                                   ------------
                                                                      7,572,849
                                                                   ------------

TOTAL STOCKS (Cost $40,821,862)                                      52,601,908
                                                                   ------------

SHORT-TERM SECURITIES  11.5%

  $ 6,912,608   Repurchase Agreement, State Street
                  Bank and Trust Co., 5.050%, 11/01/99
                  (Maturity $6,915,517) (Cost $6,912,608)
                  Collateral:  FHLB, 5.450%, 01/28/04                 6,912,608
                                                                   ------------

TOTAL SHORT-TERM SECURITIES (Cost $6,912,608)                         6,912,608
                                                                   ------------

TOTAL INVESTMENTS (Cost $47,734,470), 99.2%                          59,514,516
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, 0.8%                                 459,143
                                                                   ------------

NET ASSETS, 100.0%                                                 $ 59,973,659
                                                                   ============

The accompanying notes are an integral part of these financial statements.

36  FREMONT MUTUAL FUNDS

                         FREMONT EMERGING MARKETS FUND
                                OCTOBER 31, 1999

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                          Country      Value
       Shares   Security Description                        Code      (Note 1)
--------------------------------------------------------------------------------

STOCKS  96.3%
BUSINESS EQUIPMENT & SERVICES  1.4%

      196,700   ITE Group PLC                                UK    $    164,881
                                                                   ------------
                                                                        164,881
                                                                   ------------
CAPITAL GOODS  1.3%

 *  6,000,000   Eregli Demir ve Celik Fabrikalari T.A.S.     TU         149,760
                                                                   ------------
                                                                        149,760
                                                                   ------------
CONSUMER DURABLES  3.4%

       30,500   Tata Engineering and Locomotive Co. Ltd.     IN         195,200
        6,200   LG Electronics                               SK         203,135
                                                                   ------------
                                                                        398,335
                                                                   ------------
CONSUMER NON-DURABLES  1.8%

       17,000   Companhia Cervejaria Brahma, ADR             BR         212,500
                                                                   ------------
                                                                        212,500
                                                                   ------------
CONSUMER SERVICES  1.8%

 *      5,000   Grupo Televisa SA, GDR                       MX         212,500
                                                                   ------------
                                                                        212,500
                                                                   ------------
ENERGY  7.5%

       19,500   Petroleo Brasileiro SA, ADR                  BR         311,674
        3,400   Lukoil Holding, ADR                          RU         106,250
       12,000   Surgutneftegaz, ADR                          RU          99,900
       30,000   Sasol Ltd.                                   SA         206,593
 *     20,000   PTT Exploration and Production
                  Public Co. Ltd. (Foreign Registered)       TH         146,095
                                                                   ------------
                                                                        870,512
                                                                   ------------
FINANCIAL SERVICES  5.5%

 *     15,300   Komercni Banka AS, GDR                       CZ         129,401
 *     58,300   Grupo Financiero Banamex Accival SA          MX         144,040
       65,000   Standard Bank Investment Corp. Ltd.          SA         222,222
 *      8,900   Kookmin Bank                                 SK         138,749
                                                                   ------------
                                                                        634,412
                                                                   ------------
HEALTH CARE  4.0%

        4,000   Gedeon Richter Ltd., GDR                     HU         182,517
       14,000   Ranbaxy Laboratories Ltd., GDR               IN         281,400
                                                                   ------------
                                                                        463,917
                                                                   ------------
MULTI-INDUSTRY  2.6%

       55,300   ALFA SA de CV (Class A)                      MX         210,683
      450,000   Enka Holding Yatirim AS                      TU          88,920
                                                                   ------------
                                                                        299,603
                                                                   ------------
RAW MATERIALS  20.2%

       10,000   Companhia Vail do Rio Doce, ADR              BR         195,027
       45,000   Cemex SA                                     MX         201,106
       18,000   KGHM Polska Miedz SA, GDR                    PO         226,800
        4,800   Anglo American PLC                           SA         255,531
       24,400   Sappi Ltd.                                   SA         202,191
       10,500   Pohang Iron & Steel Co. Ltd.                 SK         350,438
 *    741,600   Phoenix Pulp & Paper Public Co. Ltd.         TH         499,459
       24,000   China Steel Corp., GDR                       TW         403,800
                                                                   ------------
                                                                      2,334,352
                                                                   ------------

      Shares/                                             Country      Value
  Face Amount   Security Description                        Code      (Note 1)
--------------------------------------------------------------------------------

SHELTER  1.9%

 *    571,600   Golden Land Property Development
                  Public Co. Ltd.                            TH    $    222,096
                                                                   ------------
                                                                        222,096
                                                                   ------------
TECHNOLOGY (COMPONENTS)  13.1%

 *    486,000   Great Wall Technology Co.                    CH         297,142
        4,700   Chartered Semiconductor Manufacturing, ADR   SG         155,981
 *  1,373,000   Vestel Elektronik Sanayi ve Ticaret AS       TU         168,494
       20,000   Asustek Computer, Inc.                       TW         209,962
 *     30,000   Hon Hai Precision Industry                   TW         205,233
 *    110,000   Siliconware Precision Industries Co.         TW         197,667
 *     64,000   Taiwan Semiconductor Manufacturing Co.       TW         284,489
                                                                   ------------
                                                                      1,518,968
                                                                   ------------
TECHNOLOGY (EQUIPMENT)  4.4%

        5,950   Samsung Electronics Ltd., GDR                SK         504,263
                                                                   ------------
                                                                        504,263
                                                                   ------------
TECHNOLOGY (SOFTWARE)  6.6%

        2,700   Infosys Technologies Ltd., ADR               IN         407,700
        3,200   Pentafour Software & Exports Ltd.            IN          91,200
 *        520   Satyam Infoway Ltd., ADR                     IN          20,150
 *     50,000   Dimension Data Holdings Ltd.                 SA         242,572
                                                                   ------------
                                                                        761,622
                                                                   ------------
UTILITIES 20.8%

        3,000   Telecomunicacoes Brasileiras SA, ADR         BR         233,625
        7,500   Telesp Celular Participacoes SA, ADR         BR         184,688
       48,000   China Telecom (Hong Kong) Ltd.               HK         164,345
       12,500   Matav RT, ADR                                HU         360,156
       20,000   Videsh Sanchar Nigam Ltd., GDR               IN         319,500
       10,000   Partner Communications Co. Ltd., ADR         IS         157,500
 *     12,300   Grupo Iusacell SA (Series L), ADR            MX         146,064
        3,700   Telefonos de Mexico SA (Class L), ADR        MX         316,350
        6,500   Philippine Long Distance Telephone Co., ADR  PH         133,656
        9,400   Korea Electric Power Corp., ADR              SK         148,050
       19,000   SK Telecom Co. Ltd., ADR                     SK         248,188
                                                                   ------------
                                                                      2,412,122
                                                                   ------------

TOTAL STOCKS (Cost $9,715,349)                                       11,159,843
                                                                   ------------

SHORT-TERM SECURITIES  5.4%

  $   629,185   Repurchase Agreement, State Street Bank and
                  Trust Co., 5.050%, 11/01/99 (Maturity
                  $629,450) (Cost $629,185) Collateral:  FFCB,
                  6.000%, 10/01/01                                      629,185
                                                                   ------------

TOTAL SHORT-TERM SECURITIES (Cost $629,185)                             629,185
                                                                   ------------

TOTAL INVESTMENTS (Cost $10,344,534), 101.7%                         11,789,028
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, (1.7)%                              (201,060)
                                                                   ------------

NET ASSETS, 100.0%                                                 $ 11,587,968
                                                                   ============

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  37

                          FREMONT U.S. MICRO-CAP FUND
                                OCTOBER 31, 1999

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                       Value
       Shares   Security Description                                  (Note 1)
--------------------------------------------------------------------------------

STOCKS  83.9%
BUSINESS EQUIPMENT & SERVICES  17.4%

 *    228,800   Arguss Holdings, Inc.                              $  3,374,800
 *    477,200   Boston Communications Group, Inc.                     2,415,825
 *    140,700   Computer Outsourcing Services, Inc.                   1,442,175
 *     84,000   Corporate Executive Board Co.                         3,171,000
 *    305,700   Datalink Corp.                                        4,031,419
 *     11,400   Digital Lava, Inc.                                       34,200
 *    131,400   internet.com LLC                                      2,628,000
 *    123,800   Net Perceptions, Inc.                                 1,980,800
 *    445,300   NewsEdge Corp.                                        4,842,638
 *    270,100   NuCO2, Inc.                                           1,890,700
 *    481,400   Rare Medium Group, Inc.                               7,100,650
 *     95,400   RoweCom, Inc.                                         2,534,063
 *    200,400   SBA Communications Corp.                              1,953,900
 *    311,700   Shuffle Master, Inc.                                  2,766,338
 *    662,000   TeleTech Holdings, Inc.                               9,392,125
 *     80,800   Winfield Capital Corp.                                1,429,150
 *     42,600   Zomax, Inc.                                           1,187,475
                                                                   ------------
                                                                     52,175,258
                                                                   ------------
CAPITAL GOODS  2.3%

 *    226,900   Adept Technology, Inc.                                1,559,937
 *    304,300   IMPCO Technologies, Inc.                              3,898,844
 *    626,400   Miller Industries, Inc.                               1,526,850
                                                                   ------------
                                                                      6,985,631
                                                                   ------------
CONSUMER DURABLES  0.6%

 *    168,100   Jore Corp.                                            1,954,163
                                                                   ------------
                                                                      1,954,163
                                                                   ------------
CONSUMER NON-DURABLES  6.2%

 *    125,600   Audiovox Corp. (Class A)                              2,559,100
 *    316,500   McNaughton Apparel Group, Inc.                        2,512,219
 *    497,000   Sterling Vision, Inc.                                   931,875
 *    325,100   Steven Madden Ltd.                                    3,982,475
 *    359,100   The Topps Company, Inc.                               3,523,669
 *    185,200   Wesley Jessen VisionCare, Inc.                        4,977,250
                                                                   ------------
                                                                     18,486,588
                                                                   ------------
CONSUMER SERVICES  5.8%

 *    240,100   American Classic Voyages Co.                          6,002,500
      201,600   Cash America International, Inc.                      1,902,600
 *    163,900   Cinar Corp. (Class B)                                 2,847,763
 *     49,100   First Cash, Inc.                                        460,313
 *    363,300   Homeseekers.com, Inc.                                 3,269,700
 *    243,300   ZipLink, Inc.                                         2,889,188
                                                                   ------------
                                                                     17,372,064
                                                                   ------------
ENERGY  0.9%

 *    141,100   UTI Energy Corp.                                      2,707,356
                                                                   ------------
                                                                      2,707,356
                                                                   ------------

                                                                       Value
       Shares   Security Description                                  (Note 1)
--------------------------------------------------------------------------------

HEALTH CARE  10.5%

 *    224,650   ArthroCare Corp.                                   $ 16,287,125
 *    154,600   Cytyc Corp.                                           6,145,350
 *     78,000   Fusion Medical Technologies, Inc.                       862,875
 *    374,300   Gene Logic, Inc.                                      2,409,556
 *    493,300   Genelabs Technologies, Inc.                           1,587,809
 *    260,900   Mediconsult.com, Inc.                                 1,549,094
 *    131,900   NeoPharm, Inc.                                        1,813,625
 *    110,000   Women First HealthCare, Inc.                            818,125
                                                                   ------------
                                                                     31,473,559
                                                                   ------------
RAW MATERIALS  0.5%

      258,950   Northern Technologies International Corp.(b)          1,553,700
                                                                   ------------
                                                                      1,553,700
                                                                   ------------
RETAIL  8.0%

 *    215,900   Buca, Inc.                                            2,644,775
 *    249,000   David's Bridal, Inc.                                  2,474,438
      187,900   Deb Shops, Inc.                                       3,945,900
 *    392,800   Genesco, Inc.                                         5,204,600
 *    179,100   NPC International, Inc.                               2,149,200
 *    373,400   Rent-Way, Inc.                                        6,207,775
 *    131,800   Uno Restaurant Corp.                                  1,507,463
                                                                   ------------
                                                                     24,134,151
                                                                   ------------
SHELTER  0.2%

 *     98,000   Modtech Holdings, Inc.                                  520,625
                                                                   ------------
                                                                        520,625
                                                                   ------------
TECHNOLOGY (COMPONENTS)  7.3%

 *    241,200   Anaren Microwave, Inc.                                8,261,100
 *    351,600   California Amplifier, Inc.                            6,636,450
 *    181,500   Elantec Semiconductor, Inc.                           3,879,563
 *     32,700   Kopin Corp.                                           1,373,400
 *    239,600   Spectrum Control, Inc.                                1,856,900
                                                                   ------------
                                                                     22,007,413
                                                                   ------------
TECHNOLOGY (EQUIPMENT)  17.4%

 *    212,700   Ancor Communcations, Inc.                             6,739,931
 *    253,150   Information Resource Engineering, Inc.                4,556,700
 *    103,400   Integrated Measurement Systems, Inc.                  1,260,188
 *    166,900   MTI Technology Corp.                                  2,826,869
 *    337,350   Netopia, Inc.                                        18,006,056
 *    233,800   Orckit Communications Ltd.                            6,444,113
 *    376,300   Photon Dynamics, Inc.                                11,383,075
 *    232,800   Princeton Video Image, Inc.                           1,207,650
                                                                   ------------
                                                                     52,424,582
                                                                   ------------
TECHNOLOGY (SOFTWARE)  6.8%

 *    317,500   Exigent International, Inc.(b)                        1,111,250
 *    349,000   MDSI Mobile Data Solutions, Inc.                      4,973,250
 *    218,800   New Era of Networks, Inc.                             7,097,319
 *    197,000   Puma Technology, Inc.                                 7,289,000
                                                                   ------------
                                                                     20,470,819
                                                                   ------------

TOTAL STOCKS (Cost $185,189,077)                                    252,265,909
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

38  FREMONT MUTUAL FUNDS

                          FREMONT U.S. MICRO-CAP FUND
                                OCTOBER 31, 1999

                                                                       Value
       Shares   Security Description                                  (Note 1)
--------------------------------------------------------------------------------

SHORT-TERM SECURITIES  11.9%

  $ 6,200,000   American Honda Finance Corp.,
                  CP, 5.330%, 11/01/99                             $  6,200,000
    5,000,000   Fellbacher Bank, CP, 5.280%(a), 11/02/99              4,999,267
    6,000,000   Merrill Lynch & Co., Inc., CP, 5.320%(a), 11/03/99    5,998,227
    6,000,000   Merrill Lynch & Co., Inc., CP, 5.320%(a), 11/05/99    5,996,453
    6,000,000   Mobil Corp., CP, 5.300%(a), 11/08/99                  5,993,816
    4,000,000   Queen's Health Systems, CP, 5.310%(a), 11/04/99       3,998,230
    2,500,000   Union Bank of Switzerland Finance, Inc.,
                  CP, 5.310%(a), 11/01/99                             2,500,000
       13,603   Repurchase Agreement, State Street Bank and Trust
                  Co., 5.050%, 11/01/99 (Maturity Value $13,608)
                 (Cost $13,603) Collateral: FNMA, 5.800%, 03/15/02       13,603
                                                                   ------------

TOTAL SHORT-TERM SECURITIES (Cost $35,699,596)                       35,699,596
                                                                   ------------

TOTAL INVESTMENTS (Cost $220,888,673), 95.8%                        287,965,505
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, 4.2%                              12,537,154
                                                                   ------------

NET ASSETS, 100%                                                   $300,502,659
                                                                   ============

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  39

                           FREMONT U.S. SMALL CAP FUND
                                OCTOBER 31, 1999

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                       Value
       Shares   Security Description                                  (Note 1)
--------------------------------------------------------------------------------

STOCKS  87.4%
BUSINESS EQUIPMENT & SERVICES  13.5%

       18,600   National Data Corp.                                $    446,400
 *      6,792   Nova Corp.                                              176,592
 *     18,300   Pinnacle Holdings, Inc.                                 439,200
 *     55,200   Rare Medium Group, Inc.                                 814,200
 *    138,600   TeleTech Holdings, Inc.                               1,966,388
 *      7,900   Winfield Capital Corp.                                  139,731
                                                                   ------------
                                                                      3,982,511
                                                                   ------------
CONSUMER NON-DURABLES  3.3%

 *     16,300   Fairfield Communities, Inc.                             199,675
 *    198,500   Hanover Direct, Inc.                                    533,469
 *     29,500   NBTY, Inc.                                              237,844
                                                                   ------------
                                                                        970,988
                                                                   ------------
CONSUMER SERVICES  6.5%

 *     10,700   24/7 Media, Inc.                                        462,106
 *     25,050   American Classic Voyages Co.                            626,250
 *     48,000   Cinar Corp. (Class B)                                   834,000
                                                                   ------------
                                                                      1,922,356
                                                                   ------------
ENERGY  1.2%

 *     20,300   Global Industries Ltd.                                  162,400
 *      8,600   Nabors Industries, Inc.                                 195,113
                                                                   ------------
                                                                        357,513
                                                                   ------------
HEALTH CARE  7.0%

 *     10,700   Advance Paradigm, Inc.                                  456,088
 *     11,000   Cytyc Corp.                                             437,250
 *      6,600   Gilead Science, Inc.                                    417,038
 *     40,700   Mediconsult.com, Inc.                                   241,656
 *     12,000   NeoPharm, Inc.                                          165,000
 *     15,700   Oxford Health Plans, Inc.                               185,456
 *     16,500   Sunrise Assisted Living, Inc.                           181,500
                                                                   ------------
                                                                      2,083,988
                                                                   ------------
RETAIL  6.6%

 *      8,800   American Eagle Outfitters                               376,750
 *      7,400   AnnTaylor Stores Corp.                                  314,963
 *      4,600   Outback Steakhouse, Inc.                                105,800
 *     35,100   Rent-Way, Inc.                                          583,538
 *     13,700   Zales Corp.                                             573,688
                                                                   ------------
                                                                      1,954,739
                                                                   ------------
TECHNOLOGY (COMPONENTS)  12.1%

 *     29,000   Anaren Microwave, Inc.                                  993,250
       28,800   Cabletron Systems                                       477,000
 *      9,700   Emulex Corp.                                          1,512,595
 *      7,400   Micrel, Inc.                                            402,375
 *      3,000   Powerwave Technologies, Inc.                            195,188
                                                                   ------------
                                                                      3,580,408
                                                                   ------------

      Shares/                                                          Value
  Face Amount   Security Description                                  (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (EQUIPMENT)  12.9%

 *     20,400   Ancor Communications, Inc.                         $    646,425
 *      5,200   ANTEC Corp.                                             252,200
       27,000   MTI Technology Corp.                                    457,313
 *     30,500   Netopia, Inc.                                         1,627,938
 *      5,700   Netro Corp.                                             130,031
 *     25,600   Orckit Communications Ltd.                              705,600
                                                                   ------------
                                                                      3,819,507
                                                                   ------------
TECHNOLOGY (SOFTWARE)  20.2%

 *     72,300   ACTV, Inc.                                            1,143,244
 *      1,050   Critical Path, Inc.                                      48,038
 *     14,100   Genesys Telecommunications Laboratories, Inc.           692,663
 *     28,700   New Era of Networks, Inc.                               930,956
 *     11,600   PC-Tel, Inc.                                            348,000
 *     15,300   Peregrine Systems, Inc.                                 671,288
 *      7,000   Pixar, Inc.                                             266,438
 *      4,700   Quest Software, Inc.                                    346,625
 *     19,700   SmartForce                                              406,313
 *      9,200   VeriSign, Inc.                                        1,136,200
                                                                   ------------
                                                                      5,989,765
                                                                   ------------
UTILITIES  4.1%

 *     20,800   Calpine Corp.                                         1,198,593
                                                                   ------------
                                                                      1,198,593
                                                                   ------------

TOTAL STOCKS (Cost $18,859,332)                                      25,860,368
                                                                   ------------

SHORT-TERM SECURITIES,  15.3%

  $ 4,513,744   Repurchase Agreement, State Street Bank &
                  Trust Co., 5.050%, 11/01/99 (Maturity Value
                  $4,515,644) (Cost $4,513,744) Collateral:
                  FHLB, 5.450%, 01/28/04                              4,513,744
                                                                   ------------

TOTAL SHORT-TERM SECURITIES (Cost $4,513,744)                         4,513,744
                                                                   ------------

TOTAL INVESTMENTS (Cost $23,373,076), 102.7%                         30,374,112
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, (2.7)%                              (795,218)
                                                                   ------------

NET ASSETS, 100.0%                                                 $ 29,578,894
                                                                   ============

The accompanying notes are an integral part of these financial statements.

40  FREMONT MUTUAL FUNDS

                              FREMONT GROWTH FUND
                                OCTOBER 31, 1999

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                       Value
       Shares   Security Description                                  (Note 1)
--------------------------------------------------------------------------------

STOCKS  97.9%
BUSINESS EQUIPMENT & SERVICES  3.8%

       19,000   America Online, Inc.                               $  2,464,062
       34,000   GATX Corp.                                            1,128,375
       38,000   Insituform Technologies, Inc.                           909,625
       72,900   Republic Services, Inc.                                 893,025
                                                                   ------------
                                                                      5,395,087
                                                                   ------------
CAPITAL GOODS  4.2%

       44,800   General Electric Co.                                  6,073,200
                                                                   ------------
                                                                      6,073,200
                                                                   ------------

CONSUMER DURABLES  2.9%

       74,300   Ford Motor Co.                                        4,077,213
                                                                   ------------
                                                                      4,077,213
                                                                   ------------
CONSUMER NON-DURABLES  4.8%

       20,900   Anheuser Busch Cos., Inc.                             1,500,882
       15,300   Coca-Cola Co.                                           902,700
       12,000   Eastman Kodak Co.                                       827,250
       21,600   Pepsico, Inc.                                           749,250
       48,800   Philip Morris Cos., Inc.                              1,229,150
        5,400   Procter & Gamble Co.                                    566,325
       20,000   Smithfield Foods, Inc.                                  455,000
       18,000   Suiza Foods Corp.                                       649,125
                                                                   ------------
                                                                      6,879,682
                                                                   ------------
CONSUMER SERVICES  1.9%

       14,000   CBS Corp.                                               683,375
       17,000   Royal Caribbean Cruises Ltd.                            902,062
        8,600   Viacom, Inc. (Class B)                                  384,850
       42,400   Wiley (John) & Sons (Class A)                           715,500
                                                                   ------------
                                                                      2,685,787
                                                                   ------------
ENERGY  7.3%

       30,000   Apache Corp.                                          1,170,000
       10,000   El Paso Energy Corp.                                    410,000
       33,100   Exxon Corp.                                           2,451,469
       95,000   KeySpan Corp.                                         2,671,875
       37,000   MidAmerican Energy Holdings Co.                       1,244,125
       19,000   Texaco, Inc.                                          1,166,125
       43,000   USX-Marathon Group                                    1,252,375
                                                                   ------------
                                                                     10,365,969
                                                                   ------------

                                                                       Value
       Shares   Security Description                                  (Note 1)
--------------------------------------------------------------------------------

FINANCIAL SERVICES  17.0%

       13,250   American International Group, Inc.                 $  1,363,922
       22,600   Associates First Capital Corp.                          824,900
       38,729   Bank of America Corp.                                 2,493,179
       19,000   Bank One Corp.                                          713,687
       22,000   Capital One Financial Corp.                           1,166,000
       13,000   Chase Manhattan Corp.                                 1,135,875
       58,200   Citigroup, Inc.                                       3,150,075
        9,200   Federal Home Loan Mortgage Corp.                        497,375
       41,300   Federal National Mortgage Association                 2,921,975
       25,600   Fleet Financial Group, Inc.                           1,116,800
       21,000   Lincoln National Corp.                                  968,625
       35,850   MBNA Corp.                                              990,356
        8,000   J. P. Morgan & Co., Inc.                              1,047,000
       15,700   Morgan Stanley, Dean Witter and Co.                   1,731,906
       19,000   PNC Bank Corp.                                        1,132,875
       12,000   Providian Financial Corp.                             1,308,000
       15,000   Washington Mutual, Inc.                                 539,063
       25,600   Wells Fargo Co.                                       1,225,600
                                                                   ------------
                                                                     24,327,213
                                                                   ------------
HEALTH CARE  10.0%

       14,800   Abbott Laboratories                                     597,550
       28,200   Bristol-Myers Squibb Co.                              2,166,112
       15,000   Cardinal Health, Inc.                                   646,875
       27,000   Conseco, Inc.                                           656,438
       18,600   Johnson & Johnson                                     1,948,350
       16,200   Lilly (Eli) & Co.                                     1,115,775
       16,247   McKesson HBOC, Inc.                                     325,955
       26,000   Merck & Co.                                           2,068,625
       53,600   Pfizer, Inc.                                          2,117,200
       27,000   Schering Plough Corp.                                 1,336,500
       15,400   Warner-Lambert Co.                                    1,229,113
                                                                   ------------
                                                                     14,208,493
                                                                   ------------
MULTI-INDUSTRY  1.2%

       20,500   Allied-Signal, Inc.                                   1,167,219
        7,000   Corning, Inc.                                           550,375
                                                                   ------------
                                                                      1,717,594
                                                                   ------------
RAW MATERIALS  1.9%

        4,300   Dow Chemical Co.                                        508,475
       31,550   Reliance Steel & Aluminum Co.                           662,550
       25,400   W.R. Grace & Co.                                        379,413
       68,000   Worthington Industries, Inc.                          1,130,500
                                                                   ------------
                                                                      2,680,938
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  41

                              FREMONT GROWTH FUND
                                OCTOBER 31, 1999

                                                                       Value
       Shares   Security Description                                  (Note 1)
--------------------------------------------------------------------------------

RETAIL  8.5%

       21,000   Abercrombie & Fitch Co. (Class A)                  $    572,250
       11,000   Best Buy Co., Inc.                                      611,187
       12,200   Dayton-Hudson Corp.                                     788,425
       36,000   Duane Reade, Inc.                                       967,500
       25,000   Gap, Inc.                                               928,125
       32,500   Home Depot, Inc.                                      2,453,750
       18,600   Lowe's Cos., Inc.                                     1,023,000
       15,600   Papa John's International, Inc.                         583,050
       18,000   Texas Industries, Inc.                                  644,625
       64,200   Wal-Mart Stores, Inc.                                 3,639,338
                                                                   ------------
                                                                     12,211,250
                                                                   ------------
TECHNOLOGY (COMPONENTS)  3.8%

       21,800   EMC Corp.                                             1,591,400
       50,000   Intel Corp.                                           3,871,875
                                                                   ------------
                                                                      5,463,275
                                                                   ------------
TECHNOLOGY (EQUIPMENT)  11.9%

       48,000   Boeing Co.                                            2,211,000
       38,500   Compaq Computer Corp.                                   731,500
       45,800   Dell Computer Corp.                                   1,837,725
       13,400   Hewlett-Packard Co.                                     992,438
       25,200   International Business Machines Corp.                 2,479,050
       39,600   Lucent Technologies, Inc.                             2,544,300
       10,000   Motorola, Inc.                                          974,375
        5,000   QUALCOMM, Inc.                                        1,113,750
       10,400   Sun Microsystems, Inc.                                1,100,450
       10,000   Tellabs, Inc.                                           632,500
       15,000   Texas Instruments, Inc.                               1,346,250
       17,800   United Technologies Corp.                             1,076,900
                                                                   ------------
                                                                     17,040,238
                                                                   ------------
TECHNOLOGY (SOFTWARE)  8.6 %

       41,500   Cisco Systems, Inc.                                   3,071,000
       15,600   Computer Associates International, Inc.                 881,400
       23,800   Compuware Corp.                                         661,938
       68,200   Microsoft Corp.                                       6,312,763
       28,150   Oracle Systems Corp.                                  1,338,884
                                                                   ------------
                                                                     12,265,985
                                                                   ------------
TRANSPORTATION  0.7%

       30,800   Burlington Northern Sante Fe Corp.                      981,750
                                                                   ------------
                                                                        981,750
                                                                   ------------

      Shares/                                                          Value
  Face Amount   Security Description                                  (Note 1)
--------------------------------------------------------------------------------

UTILITIES  9.4%

       70,000   Azurix Corp.                                       $    984,375
       22,400   AES Corp.                                             1,264,200
       38,300   AT&T Corp.                                            1,790,525
       19,200   Bell Atlantic Corp.                                   1,246,800
       32,600   BellSouth Corp.                                       1,467,000
       25,500   Coastal Corp.                                         1,074,187
       11,900   GTE Corp.                                               892,500
       32,900   MCI WorldCom, Inc.                                    2,823,231
       19,000   Otter Tail Power Co.                                    798,000
       21,500   SBC Communications, Inc.                              1,095,156
                                                                   ------------
                                                                     13,435,974
                                                                   ------------

TOTAL STOCKS (Cost $112,145,392)                                    139,809,648
                                                                   ------------

SHORT-TERM SECURITIES  2.0%

  $ 2,000,000   Novartis Finance Corp., CP, 5.350%(a), 11/01/99       2,000,000
 +    250,000   U.S. Treasury Bill, 4.640%, 12/16/99                    248,578
      541,939   Repurchase Agreement, State Street Bank and
                  Trust Co., 5.050%, 11/01/99 (Maturity Value
                  $542,167) (Cost $541,939) Collateral:  FNMA,
                  6.000%, 09/24/01                                      541,939
                                                                   ------------

TOTAL SHORT-TERM SECURITIES (Cost $2,790,517)                         2,790,517
                                                                   ------------

TOTAL INVESTMENTS (Cost $114,935,909), 99.9%                        142,600,165
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, 0.1%                                 158,698
                                                                   ------------

NET ASSETS, 100.0%                                                 $142,758,863
                                                                   ============

The accompanying notes are an integral part of these financial statements.

42  FREMONT MUTUAL FUNDS

                      FREMONT REAL ESTATE SECURITIES FUND
                                OCTOBER 31, 1999

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                       Value
       Shares   Security Description                                  (Note 1)
--------------------------------------------------------------------------------

STOCKS  90.2%
REITs (APARTMENTS)  6.4%

       16,600   Associated Estates Realty Corp.                    $    143,175
       12,315   Equity Residential Properties Trust                     514,921
       63,000   Walden Residential Properties, Inc.                   1,350,563
                                                                   ------------
                                                                      2,008,659
                                                                   ------------
REITs (COMMUNITY CENTERS)  15.3%

       14,100   Agree Realty Corp.                                      218,550
      160,800   Burnham Pacific Properties, Inc.                      1,608,000
       71,800   Developers Diversified Realty Corp.                   1,023,150
      104,500   Malan Realty Investors, Inc.                          1,358,500
       44,400   Ramco-Gershenson Properties Trust                       604,950
                                                                   ------------
                                                                      4,813,150
                                                                   ------------
REITs (DIVERSIFIED)  10.9%

       53,400   Aegis Realty, Inc.                                      467,250
      333,640   First Union Real Estate Investments                   1,709,905
       47,900   Glenborough Realty Trust, Inc.                          625,694
        4,000   Pacific Gulf Properties, Inc.                            81,000
       17,300   Vornado Realty Trust                                    548,194
                                                                   ------------
                                                                      3,432,043
                                                                   ------------
REITs (HEALTH CARE)  2.4%

 *     60,400   Brookdale Living Communities, Inc.                      747,450
                                                                   ------------
                                                                        747,450
                                                                   ------------
REITs (HOTELS)  6.0%

       17,500   FelCor Suite Hotels, Inc.                               297,500
        9,600   Host Marriot Corp.                                       86,400
      116,100   Sunstone Hotel Investors, Inc.                        1,110,206
       50,000   Winston Hotels, Inc.                                    406,250
                                                                   ------------
                                                                      1,900,356
                                                                   ------------
REITs (MORTGAGE BACKED)  0.7%

 *     30,000   Chastain Capital Corp.                                  211,875
                                                                   ------------
                                                                        211,875
                                                                   ------------
REITs (OFFICE)  30.7%

      377,400   Banyan Strategic Realty Trust                         1,745,475
        6,100   Boston Properties, Inc.                                 181,856
       64,000   Brandywine Realty Trust                               1,076,000
        5,400   CarrAmerica Realty Corp.                                120,150
      100,900   Corporate Office Properties Trust                       731,525
        5,000   Corporate Office Properties Trust (Preferred B)         115,000
       32,900   Equity Office Properties Trust                          727,913
       10,000   Highwoods Properties, Inc.                              241,875
      124,700   Koger Equity, Inc.                                    1,932,850
       42,400   Mack-Cali Realty Corp.                                1,091,800
       48,300   Prentiss Properties Trust                             1,035,431
       16,200   Prime Group Realty Trust                                232,875
       23,900   SL Green Realty Corp.                                   434,681
                                                                   ------------
                                                                      9,667,431
                                                                   ------------
REITs (OFFICE/INDUSTRIAL)  5.1%

      109,500   American Industrial Properties REIT                   1,259,250
       15,900   PS Business Parks, Inc.                                 359,738
                                                                   ------------
                                                                      1,618,988
                                                                   ------------

      Shares/                                                          Value
  Face Amount   Security Description                                  (Note 1)
--------------------------------------------------------------------------------

REITs (REGIONAL MALLS)  3.3%

       70,200   Glimcher Realty Trust                              $  1,039,838
                                                                   ------------
                                                                      1,039,838
                                                                   ------------
REITs (SELF STORAGE)  1.5%

       20,000   Public Storage, Inc.                                    482,500
                                                                   ------------
                                                                        482,500
                                                                   ------------
NON-REITs (DIVERSIFIED)  5.2%

 *     35,000   Catellus Development Corp.                              411,250
 *    147,500   Wellsford Real Properties, Inc.                       1,216,875
                                                                   ------------
                                                                      1,628,125
                                                                   ------------
NON-REITs (HOTELS)  0.8%

 *    100,000   Homestead Village, Inc.                                 262,500
                                                                   ------------
                                                                        262,500
                                                                   ------------
NON-REITs (OFFICE)  1.9%

       33,300   TrizecHahn Corp.                                        616,048
                                                                   ------------
                                                                        616,048
                                                                   ------------

TOTAL STOCKS (Cost $30,568,428)                                      28,428,963
                                                                   ------------

SHORT-TERM SECURITIES  9.6%

  $ 3,019,455   Repurchase Agreement, State Street Bank and
                  Trust Co., 5.050%, 11/01/99 (Maturity Value
                  $3,020,725) (Cost $3,019,455) Collateral:
                  FNMA, 6.000%, 09/24/01                              3,019,455
                                                                   ------------

TOTAL SHORT-TERM SECURITIES (Cost $3,019,455)                         3,019,455
                                                                   ------------

TOTAL INVESTMENTS (Cost $33,587,883), 99.8%                          31,448,418
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, 0.2%                                  50,794
                                                                   ------------

NET ASSETS, 100.0%                                                 $ 31,499,212
                                                                   ============

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  43

                               FREMONT BOND FUND
                                OCTOBER 31, 1999

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                            Coupon   Maturity        Value
  Face Amount   Issuer                                                                       Rate       Date        (Note 1)
------------------------------------------------------------------------------------------------------------------------------

BONDS  117.7%
FIXED RATE AND ADJUSTABLE RATE MORTGAGE SECURITIES  14.2%
$     411,536   FHLMC ................................................................      6.500%    01/01/26    $    396,873
      121,941   FHLMC ................................................................      6.500%    03/01/26         117,597
      413,993   FHLMC ................................................................      6.500%    04/01/26         399,242
      212,385   FHLMC ................................................................      6.500%    04/01/26         204,818
      144,823   FHLMC ................................................................      6.500%    04/01/26         139,663
      136,730   FHLMC ................................................................      6.500%    05/01/26         131,859
      213,291   FHLMC ................................................................      8.250%    08/01/17         220,266
    4,280,000   FHLMC GOLD TBA .......................................................      6.000%    01/19/30       3,987,088
    3,200,000   FHLMC GOLD TBA .......................................................      6.500%    01/19/30       3,062,000
      280,659   FNMA .................................................................      8.500%    05/01/25         290,744
      302,157   FNMA ARM .............................................................      7.356%    11/01/23         307,680
    3,590,770   GNMA .................................................................      6.000%    01/15/24       3,332,794
    1,549,865   GNMA .................................................................      6.000%    01/15/24       1,438,517
       35,005   GNMA .................................................................      6.500%    02/15/24          33,468
      708,970   GNMA .................................................................      6.500%    03/15/24         677,834
       31,548   GNMA .................................................................      6.500%    06/15/24          30,162
      112,958   GNMA .................................................................      8.000%    06/15/25         115,520
      174,143   GNMA II ARM ..........................................................      6.125%    11/20/24         176,599
      746,505   GNMA II ARM ..........................................................      6.125%    10/20/25         757,098
    1,161,751   GNMA II ARM ..........................................................      6.125%    11/20/26       1,180,967
    7,046,162   GNMA II ARM ..........................................................      6.125%    10/20/27       7,156,699
      143,360   GNMA II ARM ..........................................................      6.375%    04/20/21         144,973
      751,837   GNMA II ARM ..........................................................      6.375%    03/20/24         762,982
    1,144,293   GNMA II ARM ..........................................................      6.625%    08/20/25       1,158,059
                                                                                                                  ------------
                                                                                                                    26,223,502
                                                                                                                  ------------
COLLATERALIZED MORTGAGE OBLIGATIONS  44.2%

    5,000,000   BA Mortgage Securities, Inc. CMO, 1998-4, PAC-1, REMIC ...............      6.600%    08/25/28       4,808,550
    1,431,854   Chase Mortgage Finance Corp. CMO, 1993-H2-A4, REMIC ..................      7.000%    07/25/24       1,431,037
    2,033,156   Chase Mortgage Finance Corp. CMO, 1995-A, Class A, REMIC .............      6.205%    04/25/25       2,038,068
      500,000   Chase Mortgage Finance Corp. CMO, 1998-S6-A17, REMIC .................      6.750%    10/25/28         468,298
    4,933,491   Countrywide Home Loans CMO, 1997-7-A3 ................................      6.250%    08/25/14       4,635,804
      817,519   FHLMC CMO, 1018 0Z, PAC-1 (11), REMIC ................................      7.000%    11/15/20         814,502
    5,301,000   FHLMC CMO, Series T-011-A5 SEQ .......................................      6.500%    01/25/15       5,190,315
    8,000,000   FHLMC CMO, Series T-011-A6 SEQ .......................................      6.500%    09/25/18       7,739,680
   15,000,000   FNMA CMO, 1992-131KA, PAC (11), REMIC ................................      8.000%    01/25/22      15,289,397
      200,000   FNMA CMO, 1993-11J, PAC, REMIC .......................................      7.500%    02/25/08         203,583
    8,649,649   FNMA CMO, 1993-21-Z ..................................................      7.200%    05/25/23       8,154,975
    4,769,809   FNMA CMO, 1997-77-G ..................................................      6.500%    05/18/23       4,725,020
    8,000,000   GNMA CMO, 1998-15-C, REMIC ...........................................      6.500%    06/20/28       7,223,488
      749,069   Morgan Stanley Mortgage Trust CMO, 40-8, PAC (11), REMIC .............      7.000%    07/20/21         747,929
    1,998,391   Norwest Securities Corp. CMO, 1999-25-A4 .............................      6.500%    10/25/29       1,842,886
    4,900,000   PNC Mortgage Securities Corp. CMO, 1999-4-1A8, PAC (11) ..............      6.200%    06/25/29       4,718,504
   10,000,000   Residential Funding Mortgage Securities I, Inc. CMO, 1997-S17-A5 .....      7.000%    11/25/27       9,471,600
    2,031,275   Securitized Asset Sales, lnc. CMO, 1993-2A9, PAC (11), REMIC .........      6.200%    07/25/08       1,999,526
                                                                                                                  ------------
                                                                                                                    81,503,162
                                                                                                                  ------------

The accompanying notes are an integral part of these financial statements.

44  FREMONT MUTUAL FUNDS

                               FREMONT BOND FUND
                                OCTOBER 31, 1999

                                                                                            Coupon   Maturity        Value
  Face Amount   Issuer                                                                       Rate       Date        (Note 1)
------------------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS  44.8%
$   1,000,000   AES Corp. ............................................................     10.250%    07/15/06    $  1,007,500
    5,000,000   Associates Corp. .....................................................      5.750%    11/01/03       4,827,250
    4,000,000   BankAmerica Corp., FRN ...............................................      5.530%    03/05/01       3,985,744
      500,000   Bear Stearns Co., Inc., FRN ..........................................      6.224%    02/06/01         500,596
    1,100,000   Beckman Instruments, Inc. ............................................      7.100%    03/04/03       1,063,227
    1,000,000   Buckeye Technologies, Inc. ...........................................      8.000%    10/15/10         920,000
      700,000   Building Materials Corp. .............................................      7.750%    07/15/05         635,250
      700,000   Building Materials Corp. .............................................      8.000%    10/15/07         635,250
    1,000,000   Citicorp, FRN ........................................................      5.530%    08/13/02       1,001,460
    2,000,000   Citicorp, FRN ........................................................      5.540%    11/12/02       2,003,000
      738,000   Delta Air Lines, Inc. (Sinking Fund Bond) ............................      9.450%    02/14/06         787,520
    1,478,000   Delta Air Lines, Inc. (Sinking Fund Bond) ............................      9.450%    02/26/06       1,577,868
    5,000,000   Ford Motor Credit, FRN ...............................................      5.499%    04/28/05       4,952,725
    2,000,000   Ford Motor Credit, FRN ...............................................      5.565%    02/13/03       1,988,388
    3,000,000   Ford Motor Credit, FRN ...............................................      5.748%    03/05/01       2,997,435
    2,600,000   General Motors Acceptance Corp., FRN .................................      5.438%    04/29/02       2,588,136
    2,500,000   General Motors Acceptance Corp., FRN .................................      5.568%    08/18/03       2,477,090
   10,000,000   General Motors Acceptance Corp., FRN .................................      5.750%    11/10/03       9,608,300
    2,000,000   Goldman Sachs Group, FRN .............................................      5.690%    11/24/00       1,998,080
    3,000,000   Goldman Sachs Group, FRN .............................................      5.711%    02/22/02       2,985,018
    5,000,000   Goldman Sachs Group, FRN .............................................      6.516%    01/16/03       5,013,700
    5,000,000   Household Finance Corp. ..............................................      5.820%    06/17/05       4,937,075
    1,100,000   Lehman Brothers Holdings, Inc., MTN ..................................      6.072%    05/07/02       1,103,784
      800,000   Lehman Brothers Holdings, Inc., MTN ..................................      6.375%    05/07/02         786,080
    7,980,000   MCI Worldcom, Inc. ...................................................      6.125%    08/15/01       7,941,616
    1,865,000   Nabisco, Inc. ........................................................      6.000%    02/15/01       1,841,370
    5,000,000   Noram Energy Corp. ...................................................      6.375%    11/01/03       4,811,190
    3,000,000   Popular, Inc. ........................................................      6.200%    04/30/01       2,969,700
    2,400,000   Texas Utilities ......................................................      5.940%    10/15/01       2,372,899
      225,000   Time Warner, Inc. ....................................................      7.975%    08/15/04         231,543
      450,000   Time Warner, Inc. ....................................................      8.110%    08/15/06         472,176
      450,000   Time Warner, Inc. ....................................................      8.180%    08/15/07         472,406
    1,000,000   United Airlines ......................................................     10.670%    05/01/04       1,111,508
                                                                                                                  ------------
                                                                                                                    82,604,884
                                                                                                                  ------------
FOREIGN GOVERNMENT BONDS  5.5%

NZ
$     800,000   Interamerican Development Bank .......................................      5.750%    04/15/04         380,786
      600,000   Government of New Zealand ............................................      5.500%    04/15/03         293,431
      600,000   Government of New Zealand ............................................     10.000%    03/15/02         328,515
US
$   5,000,000   Republic of Argentina, FRN ...........................................     11.447%    04/10/05       4,500,000
    2,000,000   Republic of Korea ....................................................      7.555%    04/08/00       2,007,500
    2,579,000   Republic of Philippines ..............................................      9.500%    10/21/24       2,614,461
                                                                                                                  ------------
                                                                                                                    10,124,693
                                                                                                                  ------------
FOREIGN CORPORATE BONDS  4.5%

    3,000,000   Nacional Financiera SNC ..............................................      8.693%    12/01/00       2,985,000
E   5,000,000   Tecnost International NV .............................................      4.534%    06/23/04       5,394,168
                                                                                                                  ------------
                                                                                                                     8,379,168
                                                                                                                  ------------
U.S. GOVERNMENT BONDS  4.5%

+   1,530,000   U.S. Treasury Note ...................................................      5.500%    02/29/00       1,531,435
    3,148,320   U.S. Treasury Inflation Protection Note ..............................      3.625%    07/15/02       3,128,643
    1,144,198   U.S. Treasury Inflation Protection Note ..............................      3.625%    01/15/08       1,103,794
    1,946,873   U.S. Treasury Inflation Protection Note ..............................      3.875%    01/15/09       1,909,762
      614,928   U.S. Treasury Inflation Protection Note ..............................      3.875%    04/15/29         588,794
                                                                                                                  ------------
                                                                                                                     8,262,428
                                                                                                                  ------------

                TOTAL BONDS (Cost $221,106,266)                                                                    217,097,837
                                                                                                                  ------------

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  45

                               FREMONT BOND FUND
                                OCTOBER 31, 1999

   Shares/                                                                                 Discount  Maturity        Value
  Face Amount   Issuer/Security Description                                                  Rate      Date         (Note 1)
------------------------------------------------------------------------------------------------------------------------------

COMMON STOCK  0.2%
       21,000   Northeast Utilities System............................................                            $    437,064
                                                                                                                  ------------

                TOTAL COMMON STOCK (Cost $437,210)                                                                     437,064
                                                                                                                  ------------
OTHER SECURITIES  0.4%

      110,000   Call Option on U.S. Treasury Note 4.750%, Strike @88.781,
                  Exp. 11/22/99 ......................................................                                 739,090
                                                                                                                  ------------

                TOTAL OTHER SECURITIES (Cost $770,000)                                                                 739,090
                                                                                                                  ------------
SHORT-TERM SECURITIES  0.7%

+ $    90,000   U.S. Treasury Bill ...................................................      4.680%    02/17/2000        88,736
+      10,000   U.S. Treasury Bill ...................................................      4.700%    02/17/2000         9,859
+     170,000   U.S. Treasury Bill ...................................................      4.740%    02/17/2000       167,583
+      98,380   U.S. Treasury Bill ...................................................      4.860%    02/17/2000        98,380
      861,472   Repurchase Agreement, State Street Bank and Trust Co., 5.050%, 11/01/99
                  (Maturity value $861,834) (Cost $ 861,472) Collateral:  FNMA, 6.000%, 09/24/01                       861,472
                                                                                                                  ------------

                TOTAL SHORT-TERM SECURITIES (Cost $1,226,030)                                                        1,226,030
                                                                                                                  ------------

                TOTAL INVESTMENTS (Cost $223,539,506), 119.0%                                                      219,500,021
                                                                                                                  ------------

                OTHER ASSETS AND LIABILITIES, NET, (19.0)%                                                         (35,064,978)
                                                                                                                  ------------

                NET ASSETS, 100%                                                                                  $184,435,043
                                                                                                                  ============

The accompanying notes are an integral part of these financial statements.

46  FREMONT MUTUAL FUNDS

                            FREMONT MONEY MARKET FUND
                                OCTOBER 31, 1999

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                           Discount   Maturity        Value
  Face Amount   Issuer                                                                       Rate       Date        (Note 1)
------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER  91.2%
BUSINESS EQUIPMENT & SERVICES  3.9%
**$10,000,000   Invensys PLC .........................................................      5.340%    11/10/1999  $  9,986,650
** 10,000,000   Invensys PLC .........................................................      5.820%    01/31/2000     9,852,883
   10,000,000   PACCAR Financial Corp. ...............................................      5.220%    11/05/1999     9,994,200
                                                                                                                  ------------
                                                                                                                    29,833,733
                                                                                                                  ------------
CAPITAL GOODS  0.9%

    1,700,000   Hubbell, Inc. ........................................................      5.350%    11/01/1999     1,700,000
    5,000,000   IBM Credit Corp. .....................................................      5.230%    11/02/1999     4,999,274
                                                                                                                  ------------
                                                                                                                     6,699,274
                                                                                                                  ------------
CONSUMER DURABLES  14.3%

   10,000,000   CBA (Delaware) Finance, Inc. .........................................      5.330%    12/02/1999     9,954,103
   10,000,000   DaimlerChrysler North America Holding ................................      5.300%    11/30/1999     9,957,306
   10,000,000   DaimlerChrysler North America Holding ................................      5.980%    01/20/2000     9,867,111
   10,000,000   Ford Motor Credit Corp. ..............................................      5.330%    12/20/1999     9,927,453
    5,000,000   General Electric Capital Corp. .......................................      5.270%    03/17/2000     4,899,724
   10,000,000   General Electric Capital Corp. .......................................      5.670%    03/14/2000     9,788,950
   10,000,000   General Electric Capital Corp. .......................................      5.760%    02/16/2000     9,828,800
   10,000,000   General Motors Acceptance Corp. ......................................      5.320%    11/08/1999     9,989,656
   10,000,000   General Motors Acceptance Corp. ......................................      5.990%    01/26/2000     9,856,906
** 10,000,000   Panasonic Finance Corp. ..............................................      5.300%    11/04/1999     9,995,583
    5,000,000   Sharp Electronics Corp. ..............................................      5.350%    11/15/1999     4,989,597
   10,000,000   Sharp Electronics Corp. ..............................................      5.380%    11/18/1999     9,974,594
                                                                                                                  ------------
                                                                                                                   109,029,783
                                                                                                                  ------------
CONSUMER NON-DURABLES  4.0%

** 10,000,000   Cargill Global Funding PLC ...........................................      5.420%    01/21/2000     9,878,050
** 10,000,000   Diageo Capital PLC ...................................................      5.780%    02/29/2000     9,807,333
**  6,000,000   Diageo Capital PLC ...................................................      5.880%    02/28/2000     5,883,380
    5,000,000   Golden Peanut Co. ....................................................      5.750%    02/22/2000     4,909,757
                                                                                                                  ------------
                                                                                                                    30,478,520
                                                                                                                  ------------
CONSUMER SERVICES  6.7%

    5,000,000   New York Times Co. ...................................................      5.300%    12/01/1999     4,977,917
   11,000,000   New York Times Co. ...................................................      5.320%    11/17/1999    10,973,991
   10,000,000   Stanford, Leland Junior University ...................................      5.320%    11/24/1999     9,966,011
    5,000,000   Stanford, Leland Junior University ...................................      5.540%    02/11/2000     4,921,517
   10,000,000   Stanford, Leland Junior University ...................................      5.670%    02/22/2000     9,822,025
   10,000,000   Yale University ......................................................      5.300%    11/15/1999     9,979,389
                                                                                                                  ------------
                                                                                                                    50,640,850
                                                                                                                  ------------
FINANCIAL SERVICES (BANKS)  11.7%

   10,000,000   Abbey National North America Corp. ...................................      5.250%    12/07/1999     9,947,500
   10,000,000   Abbey National North America Corp. ...................................      5.340%    12/08/1999     9,945,117
    5,000,000   Abbey National North America Corp. ...................................      5.365%    12/03/1999     4,976,156
   10,000,000   Banque Et Caisse D'Epargne De L'Etat .................................      5.340%    11/19/1999     9,973,300
    5,000,000   Banque Et Caisse D'Epargne De L'Etat .................................      5.360%    11/19/1999     4,986,600
   10,000,000   Banque Et Caisse D'Epargne De L'Etat .................................      5.990%    01/19/2000     9,868,553
   10,000,000   FCE Bank PLC .........................................................      5.330%    12/16/1999     9,933,375
    5,000,000   FCE Bank PLC .........................................................      6.050%    01/13/2000     4,938,964
   10,000,000   Halifax PLC ..........................................................      4.800%    12/21/1999     9,933,333
    5,000,000   Halifax PLC ..........................................................      5.330%    01/04/2000     4,952,622
   10,000,000   Halifax PLC ..........................................................      5.700%    02/01/2000     9,854,333
                                                                                                                  ------------
                                                                                                                    89,309,853
                                                                                                                  ------------
FINANCIAL SERVICES (OTHER)  30.2%

**  5,000,000   Allianz of America Finance Corp. .....................................      5.350%    12/06/1999     4,973,993
**  5,000,000   Allianz of America Finance Corp. .....................................      5.350%    12/06/1999     4,973,993
**  5,000,000   Allianz of America Finance Corp. .....................................      5.360%    12/10/1999     4,970,967
** 10,000,000   Allianz of America Finance Corp. .....................................      5.960%    02/17/2000     9,821,200
   10,000,000   American Express Credit Corp. ........................................      5.900%    02/18/2000     9,821,361
   10,000,000   American General Finance Corp. .......................................      5.330%    12/17/1999     9,931,894
   10,000,000   Associates Financial Services ........................................      5.980%    01/31/2000     9,848,839

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  47

                            FREMONT MONEY MARKET FUND
                                OCTOBER 31, 1999

                                                                                           Discount   Maturity        Value
  Face Amount   Issuer                                                                       Rate       Date        (Note 1)
------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (OTHER) (CONT.)
$  10,000,000   Associates First Capital BV ..........................................      5.330%    11/09/1999  $  9,988,156
   10,000,000   Dresdner U.S. Finance, Inc. ..........................................      5.190%    11/22/1999     9,969,725
** 10,000,000   Hancock, John Capital Corp. ..........................................      5.800%    01/03/2000     9,898,500
   10,000,000   HVB Finance ..........................................................      5.750%    01/10/2000     9,888,194
   10,000,000   J.P. Morgan & Co., Inc. ..............................................      5.650%    02/07/2000     9,846,194
   10,000,000   J.P. Morgan & Co., Inc. ..............................................      5.850%    04/17/2000     9,727,000
    5,000,000   J.P. Morgan & Co., Inc. ..............................................      5.950%    02/24/2000     4,904,965
** 10,000,000   Marsh USA, Inc. ......................................................      5.590%    02/11/2000     9,841,617
    3,000,000   Merrill Lynch & Co., Inc. ............................................      5.330%    11/02/1999     2,999,556
    5,000,000   Merrill Lynch & Co., Inc. ............................................      5.340%    11/02/1999     4,999,258
   10,000,000   MetLife Funding, Inc. ................................................      5.300%    11/03/1999     9,997,056
   10,000,000   MetLife Funding, Inc. ................................................      5.970%    01/27/2000     9,855,725
    5,000,000   MetLife Funding, Inc. ................................................      5.980%    02/03/2000     4,921,928
**  9,458,000   Swiss Re Financial Products ..........................................      5.320%    11/16/1999     9,437,035
**  5,000,000   Swiss Re Financial Products ..........................................      5.340%    11/29/1999     4,979,233
**  5,084,000   Swiss Re Financial Products ..........................................      5.350%    12/31/1999     5,038,668
**  5,000,000   Swiss Re Financial Products ..........................................      5.850%    03/30/2000     4,878,125
   10,000,000   Transamerica Finance Corp. ...........................................      6.000%    01/20/2000     9,866,667
   10,000,000   Transamerica Finance Corp. ...........................................      6.000%    01/24/2000     9,860,000
   10,000,000   UBS Finance (Delaware), Inc. .........................................      4.900%    12/13/1999     9,942,833
    5,000,000   UBS Finance (Delaware), Inc. .........................................      5.200%    12/22/1999     4,963,167
   10,000,000   USAA Capital Corp. ...................................................      5.690%    02/23/2000     9,819,817
                                                                                                                  ------------
                                                                                                                   229,965,666
                                                                                                                  ------------
FOREIGN GOVERNMENT BONDS  9.8%

    5,000,000   Caisse d'Amortissement de la Dette Sociale ...........................      5.280%    12/03/1999     4,976,533
    5,000,000   Caisse d'Amortissement de la Dette Sociale ...........................      5.340%    11/08/1999     4,994,808
   10,000,000   Caisse d'Amortissement de la Dette Sociale ...........................      5.350%    12/28/1999     9,915,292
** 10,000,000   Dairy Investments (Bermuda) Ltd. .....................................      5.500%    02/04/2000     9,854,861
** 10,000,000   Dairy Investments (Bermuda) Ltd. .....................................      5.800%    02/25/2000     9,813,111
   10,000,000   Electricite de France ................................................      5.150%    12/23/1999     9,925,611
    5,000,000   Electricite de France ................................................      5.330%    12/01/1999     4,977,792
   10,000,000   Electricite de France ................................................      5.730%    01/18/2000     9,875,850
   10,000,000   Export Development Corp. .............................................      4.850%    01/28/2000     9,881,444
                                                                                                                  ------------
                                                                                                                    74,215,302
                                                                                                                  ------------
HEALTH CARE  0.5%

**  4,000,000   Queen's Health Systems ...............................................      5.330%    11/04/1999     3,998,223
                                                                                                                  ------------
                                                                                                                     3,998,223
                                                                                                                  ------------
RAW MATERIALS  5.9%

   10,000,000   Akzo Nobel, Inc. .....................................................      5.300%    11/23/1999     9,967,611
   10,000,000   Akzo Nobel, Inc. .....................................................      5.370%    11/01/1999    10,000,000
**  5,000,000   Henkel Corp. .........................................................      5.310%    12/07/1999     4,973,450
** 10,000,000   Rio Tinto America, Inc. ..............................................      5.320%    11/12/1999     9,983,744
** 10,000,000   Rio Tinto America, Inc. ..............................................      6.000%    01/11/2000     9,881,667
                                                                                                                  ------------
                                                                                                                    44,806,472
                                                                                                                  ------------
UTILITIES  3.3%

**  5,500,000   France Telecom .......................................................      5.980%    02/02/2000     5,415,034
   10,000,000   National Rural Utilities Cooperative Finance Corp. ...................      5.770%    02/14/2000     9,831,708
   10,000,000   National Rural Utilities Cooperative Finance Corp. ...................      5.800%    01/25/2000     9,863,056
                                                                                                                  ------------
                                                                                                                    25,109,798
                                                                                                                  ------------

                TOTAL COMMERCIAL PAPER (Cost $694,087,474)                                                         694,087,474
                                                                                                                  ------------

The accompanying notes are an integral part of these financial statements.

48  FREMONT MUTUAL FUNDS

                            FREMONT MONEY MARKET FUND
                                OCTOBER 31, 1999

                                                                                            Coupon    Maturity        Value
  Face Amount   Issuer                                                                       Rate       Date        (Note 1)
------------------------------------------------------------------------------------------------------------------------------

OTHER SHORT-TERM SECURITIES  8.6%
$  10,000,000   Bayerische Hypo-und Vereinsbank AG, YCD ..............................      5.100%    04/12/2000  $  9,984,217
    5,500,000   Bayerische Landesbank Girozentrale, YCD ..............................      6.250%    03/15/2000     5,512,741
   10,000,000   Deutsche Bank NY, YCD ................................................      5.050%    02/09/2000     9,996,519
   10,000,000   Deutsche Bank NY, YCD ................................................      5.200%    05/10/2000     9,997,985
   10,000,000   FFCB, AN .............................................................      5.520%    06/22/2000    10,000,000
   10,000,000   FHLB, AN .............................................................      4.900%    01/14/2000     9,999,939
   10,000,000   FNMA, AN .............................................................      5.120%    05/12/2000     9,983,601
       44,406   Repurchase Agreement, State Street Bank and Trust Co., 5.050%, 11/01/99
                  (Maturity Value $44,425) (Cost $44,406) Collateral: FNMA, 5.310%, 05/18/01                            44,406
                                                                                                                  ------------

                TOTAL OTHER SHORT-TERM SECURITIES (Cost $65,519,408)                                                65,519,408
                                                                                                                  ------------

                TOTAL INVESTMENTS (Cost $759,606,882), 99.8%                                                       759,606,882
                                                                                                                  ------------

                OTHER ASSETS AND LIABILITIES, NET, 0.2%                                                              1,342,887
                                                                                                                  ------------

                NET ASSETS, 100.0%                                                                                $760,949,769
                                                                                                                  ============

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  49

                  FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                                OCTOBER 31, 1999

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                            Coupon   Maturity        Value
  Face Amount   Issuer                                                                       Rate       Date        (Note 1)
------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS  98.2%
$   1,000,000   City of Anaheim, Public Finance Authority Revenue Bond,
                Anaheim Electric Utility Projects ....................................      5.600%    10/01/16    $    987,580
      500,000   Berkeley Unified School District, Revenue Refunding
                Ser. 1998 (FGIC Insured) .............................................      4.550%    08/01/10         474,515
    1,000,000   Big Bear Area Regional Wastewater Agency, California Revenue .........      5.000%    04/01/10         992,350
      235,000   California Health Facilities Financial Authority Revenue,
                Kaiser Permanente Ser. B .............................................      5.250%    10/01/13         225,248
      200,000   California Health Facilities Financial Authority Revenue,
                UCSF - Stanford Health Care Ser. A ...................................      5.000%    11/15/18         176,954
    1,000,000   California State Dept. of Veterans Affairs,
                Home Purchase Revenue 1991 Ser. A ....................................      6.450%    08/01/00       1,020,890
    1,015,000   California Dept of Water Resources, Central Valley Project Revenue....      4.750%    12/01/16         896,844
    1,000,000   California State Dept. of Water Resources,
                  Central Valley Project Revenue Ser. H ..............................      6.400%    12/01/00       1,030,910
      500,000   California State Dept. of Water Resources,
                  Central Valley Project Revenue Ser. M ..............................      4.800%    12/01/07         502,555
      500,000   California State Dept. of Water Resources,
                  Central Valley Project Revenue Ser. T ..............................      5.125%    12/01/12         490,635
    1,000,000   California State Public Works Board, Lease Revenue Refunding,
                  Trustees of The California State University, 1995 Ser. B............      5.600%    04/01/06       1,046,250
    1,000,000   California State Public Works Board, Lease Revenue
                  Dept. of Corrections, Prison D .....................................      5.100%    06/01/06       1,017,800
    1,000,000   Contra Costa Transportation Authority,
                  Sales Tax Revenue 1991 Ser. A ......................................      6.400%    03/01/01       1,032,360
    1,000,000   Contra Costa Water Authority,
                  Water Treatment Revenue Refunding 1993 Ser. A (FGIC Insured) .......      5.300%    10/01/05       1,034,710
    1,000,000   Contra Costa Water District, Water Revenue Ser. F (FGIC Insured) .....      5.250%    10/01/08       1,017,950
    1,500,000   East Bay CA MUD, Water System Subordinated Revenue Ser. 1998 .........      5.250%    06/01/14       1,458,975
    1,300,000   Fremont California Unified School District Alameda County
                  Refunding Ser. A (FGIC Insured) ....................................      4.700%    08/01/15       1,155,843
    1,000,000   City of Fairfield, Water Revenue (AMBAC Insured) .....................      5.250%    04/01/14         972,860
    1,225,000   City of Industry, Urban Development Agency Tax Allocation (MBIA Insured)    5.250%    05/01/12       1,216,682
    1,000,000   City of Los Angeles, Convention & Exhibition Center Authority,
                  Lease Revenue Bonds Refunding Ser. A ...............................      5.200%    08/15/09       1,011,130
    1,000,000   Los Angeles Dept. of Water & Power, Electric Plant Revenue Refunding .      5.500%    09/01/07       1,031,870
    1,000,000   Los Angeles Dept. of Water & Power, Electric Plant Revenue ...........      4.700%    10/15/06       1,000,240
    1,000,000   Los Angeles Dept. of Water & Power, Waterworks Revenue Refunding .....      5.625%    04/15/08       1,029,760
    1,500,000   City of Los Angeles, Wastewater System Revenue Ser. A (MBIA Insured) .      5.000%    12/01/11       1,464,705
    1,000,000   City of Los Angeles, Wastewater System Revenue Ser. B (MBIA Insured) .      5.700%    06/01/23         972,290
    1,000,000   Los Angeles County Public Works Finance Authority,
                  Lease Revenue Ser. B (MBIA Insured) ................................      5.250%    09/01/09       1,019,400
      500,000   Los Angeles County Public Works Finance Authority,
                  Regional Park and Open Space District Ser. A .......................      5.000%    10/01/04         512,575
    1,000,000   Los Angeles County Public Works Finance Authority,
                  Regional Park and Open Space District Ser. A .......................      5.000%    10/01/16         911,920
      500,000   Los Angeles County Public Works Finance Authority,
                  Regional Park and Open Space District Ser. A .......................      5.500%    10/01/11         507,810
      750,000   Los Angeles County Sanitation District Finance Authority, 1993 Ser. A       5.250%    10/01/06         772,838
      440,000   Los Angeles Municipal Improvement Corporate Lease,
                  Special Tax-Police Emergency Revenue Ser. D ........................      5.000%    09/01/12         424,019
    1,000,000   Los Angeles County Transportation Authority, Sales Tax Revenue........      5.000%    07/01/15         924,590
    1,000,000   M-S-R Public Power Agency, San Juan Project Revenue Ser. F............      5.650%    07/01/03       1,045,510
    1,000,000   Metropolitan Water District of Southern California,
                  Waterworks GO Refunding 1993 Ser. A ................................      5.250%    03/01/05       1,037,340
    1,000,000   Modesto High School District, 1993 GO Refunding (FGIC Insured)........      5.300%    08/01/04       1,038,820
    1,000,000   Modesto Irrigation District Finance Authority,
                  Domestic Water Project Revenue 1992 Ser. A (AMBAC Insured)..........      5.650%    09/01/03       1,057,930
      500,000   Northern California Power Agency, Geothermal Project #3,
                  Escrowed to Maturity Ser. A ........................................      5.600%    07/01/06         526,800
      500,000   Northern California Power Agency, Geothermal Project #3 Ser. A........      5.600%    07/01/06         516,660
    1,000,000   Orange County Transportation Authority, Measure M Sales
                  Tax Revenue First Ser. 1992 ........................................      6.000%    02/15/06       1,070,890
    1,000,000   Orange County Transportation Authority,
                  Measure M Sales Tax Revenue Second Senior Ser. 1994 (FGIC Insured) .      5.000%    02/15/08       1,010,410
      500,000   City of Pasadena, GO Refunding Police and Jail Building 1993 .........      5.000%    06/01/07         500,105
    1,000,000   Rancho Cucamonga RDA, 1994 Tax Allocation Refunding (MBIA Insured) ...      5.000%    09/01/07       1,013,830
    1,000,000   City of Riverside, Electric Revenue Refunding 1993 ...................      5.000%    10/01/06       1,012,990
    1,000,000   City of Riverside, Electric Revenue Refunding 1993 (AMBAC Insured)....      5.000%    10/01/13         955,040
      315,000   City of Riverside, Electric Revenue Refunding ........................      6.100%    10/01/00         322,040
      685,000   City of Riverside, Electric Revenue ..................................      6.100%    10/01/00         699,995
    1,000,000   Sacramento MUD, Electric Revenue 1991 Ser. Y .........................      6.250%    09/01/00       1,022,240
    2,000,000   Sacramento MUD, Electric Revenue 1997 Ser. L .........................      5.125%    07/01/15       1,886,640
    1,000,000   Sacramento County Sanitation District Finance Authority,
                  Revenue Bond (MBIA Insured) ........................................      5.000%    12/01/08       1,007,000

The accompanying notes are an integral part of these financial statements.

50  FREMONT MUTUAL FUNDS

                  FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                                OCTOBER 31, 1999

                                                                                            Coupon   Maturity        Value
  Face Amount   Issuer                                                                       Rate       Date        (Note 1)
------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS  (CONT.)
  $ 1,000,000   Sacramento County Sanitation District Finance Authority,
                  Revenue Bond (MBIA Insured) ........................................      5.125%    12/01/13    $    950,810
    1,000,000   San Bernardino County Transportation Authority,
                  Sales Tax Revenue 1992 Ser. A (FGIC Insured) .......................      6.000%    03/01/03       1,052,540
    1,000,000   City and County of San Francisco RDA, Lease Revenue Ser. 1991
                  (George R. Moscone Convention Center) (AMBAC Insured) ..............      6.200%    10/01/00       1,023,430
    1,000,000   City and County of San Francisco International Airport,
                  Revenue Second Ser. Issue 1 (AMBAC Insured) ........................      6.100%    05/01/03       1,058,160
    1,000,000   City and County of San Francisco Sewer,
                  Revenue Refunding Ser. 1992 (AMBAC Insured) ........................      5.800%    10/01/05       1,052,040
    1,000,000   City and County of San Francisco RDA, Tax Allocation 1997 Ser. B .....      5.700%    08/01/14       1,049,240
    1,000,000   City of San Jose, Finance Authority (Convention Center Refunding Project)
                  1993 Ser. C (MBIA Insured) .........................................      5.750%    09/01/03       1,039,010
      500,000   San Jose-Santa Clara Water Financing Authority, Sewer Revenue.........      5.250%    11/15/12         496,490
    1,000,000   Santa Margarita/Dana Point Authority Orange County, Revenue Bond Ser. A     5.375%    08/01/04       1,041,570
      330,000   San Mateo County Sewer Revenue Ser. A (FGIC Insured) .................      4.850%    08/01/17         293,924
    1,000,000   San Mateo County Transit District Ser. A (MBIA Insured)...............      4.500%    06/01/13         896,700
    1,000,000   Santa Monica-Malibu Unified School District,
                  Public School Facilities Reconstruction Projects ...................      5.500%    08/01/18       1,059,440
    1,000,000   Southern California Public Power Authority,
                  Mead-Phoenix Project Revenue 1994 Ser. A (AMBAC Insured)............      4.750%    07/01/08         995,370
    1,000,000   Southern California Public Power Authority,
                  Mead-Adelanto Project Revenue 1994 Ser. A (AMBAC Insured)...........      4.750%    07/01/09         983,580
    1,000,000   Southern California Public Power Authority,
                  Palo Verde Power Projects Revenue 1993 Ser. A ......................      5.100%    07/01/06       1,004,870
    1,000,000   University of California, Housing System Revenue 1993
                  Ser. A (MBIA Insured) ..............................................      5.500%    11/01/08       1,033,780
      500,000   University of California, Research Facilities Revenue 1995
                  Ser. C (AMBAC Insured) .............................................      5.100%    09/01/07         510,000
    1,000,000   West & Central Basin Finance Authority,
                  West Basin Water Revenue Refunding Project (AMBAC Insured) .........      5.125%    08/01/06       1,025,450
      250,000   Vacaville California Public Financing Authority Tax Allocation Revenue      5.100%    09/01/11         243,975
    1,000,000   City of Whittier, Solid Waste Revenue Ser. A (AMBAC Insured)..........      5.375%    08/01/14         982,930
    1,500,000   Yucaipa School Facilities Finance Authority,
                  1995 Sweetwater Refunding (MBIA Insured) ...........................      6.000%    09/01/10       1,570,350
                                                                                                                  ------------
                TOTAL MUNICIPAL BONDS (Cost $62,652,067)                                                            63,422,957
                                                                                                                  ------------

       Shares
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES  0.0%

          838   Provident Institutional Fund: Municipal Fund for
                  California Investors, Inc. .........................................                                     838
                                                                                                                  ------------

                TOTAL SHORT-TERM SECURITIES (Cost $838)                                                                    838
                                                                                                                  ------------

                TOTAL INVESTMENTS (Cost $62,652,905), 99.2%                                                         63,423,795
                                                                                                                  ------------

                OTHER ASSETS & LIABILITIES, NET, 0.8%                                                                  495,018
                                                                                                                  ------------

                NET ASSETS, 100.0%                                                                                $ 63,918,813
                                                                                                                  ============

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  51

                           FREMONT MUTUAL FUNDS, INC.
        NOTES TO STATEMENTS OF INVESTMENTS IN SECURITIES AND NET ASSETS

The following footnotes and abbreviations are a reference point for the Statements of Investments in Securities and Net Assets on pages 24 through 52.

*    Non-income producing security

** These transactions are generally issued to institutional investors. Any resale must be in an exempt transaction pursuant to Section 4(2) of the Securities Act of 1933.

(a)  Represents discount rate or yield to maturity at the date of acquisition.

(b) As of October 31, 1999, these securities represent ownership of at least 5% of the voting securities of the issuer and are, therefore, affiliates as defined in the Investment Company Act of 1940; See Note 2 of "Notes to Financial Statements."

+    On deposit with broker for initial margin on futures contracts (Note 1).

PORTFOLIO ABBREVIATIONS

ADR      American Depository Receipt
AMBAC    American Municipal Bond Assurance Corp.
AN       Agency Note
CMO      Collateralized Mortgage Obligation
CP       Commercial Paper
FFCB     Federal Farm Credit Bank
FGIC     Financial Guaranty Insurance Corp.
FHLB     Federal Home Loan Bank
FHLMC    Federal Home Loan Mortgage Corp.
FNMA     Federal National Mortgage Association
FRN      Floating Rate Note
GDR      Global Depository Receipt
GNMA     Government National Mortgage Association
GO       General Obligation
MBIA     Municipal Bond Investor Assurance Corp.
MTN      Medium Term Note
MUD      Municipal Utility District
RDA      Redevelopment Agency
REIT     Real Estate Investment Trust
REMIC    Real Estate Mortgage Investment Conduit
TBA      To Be Announced
YCD      Yankee Certificate of Deposit

CURRENCY ABBREVIATIONS

AUS$     Australian Dollar
(pound)  British Pound
CAN$     Canadian Dollar
DKK      Danish Kroner
GRD      Greek Drachmas
E        Euro
DM       German Deutschemark
(Y)      Japanese Yen
NOK      Norwegian Kroner
NZ$      New Zealand Dollar
SGD      Singapore Dollar
SEK      Swedish Krona
$        U.S. Dollar

The accompanying notes are an integral part of these financial statements.

52  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
         NOTES TO STATEMENTS OF INVESTMENTS IN SECURITIES AND NET ASSETS
                                OCTOBER 31, 1999

COUNTRY DIVERSIFICATION

Country  Country                 International Emerging           Real Estate
Code     Name             Global     Growth    Markets     Bond  Securities Fund
--------------------------------------------------------------------------------
AR       Argentina          --         --         --       2.5%        --
AS       Austria           0.7%        --         --        --         --
AU       Australia         1.0%       3.3%        --        --         --
BE       Belgium           0.1%        --         --        --         --
BR       Brazil             --        0.4%       9.8%       --         --
CH       China              --         --        2.6%       --         --
CN       Canada            2.7%       3.5%        --        --        2.0%
CZ       Czech Republic     --         --        1.1%       --         --
DK       Denmark           0.5%        --         --        --         --
FI       Finland           0.3%       3.5%        --        --         --
FR       France            3.9%       5.3%        --        --         --
GM       Germany           5.6%       8.1%        --        --         --
GR       Greece            1.2%        --         --        --         --
HK       Hong Kong         0.4%       1.6%       1.4%       --         --
HU       Hungary            --         --        4.7%       --         --
ID       Indonesia         0.3%        --         --        --         --
IN       India             0.2%        --       11.4%       --         --
IR       Ireland           0.4%        --         --        --         --
IS       Israel             --         --        1.4%       --         --
IT       Italy             0.9%       3.5%        --        --         --
JP       Japan             6.6%      27.3%        --        --         --
LU       Luxembourg         --        0.3%        --        --         --
MX       Mexico            1.8%       1.5%      10.6%      1.6%        --
MY       Malaysia          0.8%        --         --        --         --
NL       Netherlands       2.1%       4.8%        --       3.0%        --
NO       Norway             --        0.1%        --        --         --
NZ       New Zealand       0.7%        --         --       0.6%        --
PH       Philippines       0.2%        --        1.2%      1.4%        --
PO       Poland             --         --        2.0%       --         --
PT       Portugal          0.2%       0.6%        --        --         --
RU       Russia             --         --        1.8%       --         --
SA       South Africa       --        0.6%       9.7%       --         --
SG       Singapore         0.8%       1.3%       1.4%       --         --
SK       South Korea       0.1%       1.3%      13.8%      1.1%        --
SP       Spain             1.1%       1.3%        --        --         --
SW       Sweden            1.2%       1.0%        --        --         --
SZ       Switzerland       1.6%       3.6%        --        --         --
TH       Thailand           --         --        7.5%       --         --
TU       Turkey             --         --        3.5%       --         --
TW       Taiwan            0.5%       2.3%      11.2%       --         --
UK       United Kingdom    6.1%      10.6%       1.4%       --         --
US       United States    58.0%      14.2%       3.5%     89.8%      98.0%
                         -----      -----      -----     -----      -----
         Total           100.0%     100.0%     100.0%    100.0%     100.0%
                         =====      =====      =====     =====      =====

The Fremont Funds not listed above include 100% securities denominated in U.S. dollars.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  53

                           FREMONT MUTUAL FUNDS, INC.
                                OCTOBER 31, 1999

STATEMENT OF ASSETS AND LIABILITIES
(All numbers in thousands except net asset value per share)

                                                           INTERNATIONAL  EMERGING      U.S.       U.S.                REAL ESTATE
                                                    GLOBAL     GROWTH      MARKETS    MICRO-CAP  SMALL CAP    GROWTH    SECURITIES
                                                     FUND       FUND        FUND        FUND       FUND        FUND       FUND
                                                  -------------------------------------------------------------------------------
ASSETS:
   Investments in securities at cost              $ 650,126   $  47,734   $  10,345   $ 220,889  $  23,373   $ 114,936  $  33,588
                                                  =========   =========   =========   =========  =========   =========  =========
   Investments in securities at value (Note 1)      694,766      59,515      11,789     287,966     30,374     142,600     31,448
   Cash                                               2,469          83         385          27        119          --         --
   Dividends and interest receivable                  5,980          83          11          12          2         166        122
   Receivable for securities sold                    10,222          --           4       2,883        244         300         --
   Receivable from sale of fund shares                1,079       2,272         118      11,883        215          --         43
   Variation margin receivable                        1,071          --          --          --         --         136         --
   Unrealized appreciation on foreign
      currency contracts (Note 1)                     1,918          53          --          --         --          --         --
   Unamortized organization costs (Note 3)               --          --           6          --         10          --          7
                                                  ---------   ---------   ---------   ---------  ---------   ---------  ---------
      TOTAL ASSETS                                  717,505      62,006      12,313     302,771     30,964     143,202     31,620
                                                  ---------   ---------   ---------   ---------  ---------   ---------  ---------
LIABILITIES:
   Bank overdraft                                        --          --          --          --         --         100         --
   Liabilities for options written (Note 4)               7          --          --          --         --          --         --
   Payable for securities purchased                  25,262          27         548       1,637      1,346          --         --
   Payable for fund shares redeemed                     642       1,722         163         209          1         212         74
   Unrealized depreciation on foreign
      currency contracts (Note 1)                     4,202         208          --          --         --          --         --
   Accrued expenses:
      Investment advisory, administrative
         and distribution fees                          424          66          13         422         34          76         34
      Other                                             160           9           1          --          4          55         13
                                                  ---------   ---------   ---------   ---------  ---------   ---------  ---------
      TOTAL LIABILITIES                              30,697       2,032         725       2,268      1,385         443        121
                                                  ---------   ---------   ---------   ---------  ---------   ---------  ---------
NET ASSETS                                        $ 686,808   $  59,974   $  11,588   $ 300,503  $  29,579   $ 142,759  $  31,499
                                                  =========   =========   =========   =========  =========   =========  =========
Net assets consist of:
   Paid in capital                                $ 591,364   $  46,452   $  16,333   $ 232,866  $  22,579   $ 107,878  $  40,535
   Undistributed net investment income (loss)         2,575          91          --          --         --          99         --
   Unrealized appreciation (depreciation)
      on investments, futures and options            45,150      11,781       1,444      67,078      7,001      27,717     (2,139)
   Unrealized (depreciation) on foreign currency
     contracts and other assets and liabilities      (2,289)       (154)         (1)         --         --          --         --
   Accumulated net realized gain (loss)              50,008       1,804      (6,188)        559         (1)      7,065     (6,897)
                                                  ---------   ---------   ---------   ---------  ---------   ---------  ---------
NET ASSETS                                        $ 686,808   $  59,974   $  11,588   $ 300,503  $  29,579   $ 142,759  $  31,499
                                                  =========   =========   =========   =========  =========   =========  =========
SHARES OF CAPITAL STOCK OUTSTANDING                  46,565       4,609       1,445      10,594      1,880       9,094      4,196
                                                  =========   =========   =========   =========  =========   =========  =========
NET ASSET VALUE PER SHARE                         $   14.75   $   13.01   $    8.02   $   28.36  $   15.74   $   15.70  $    7.51
                                                  =========   =========   =========   =========  =========   =========  =========

The Global Fund received premiums of $17 on written options.

The accompanying notes are an integral part of these financial statements.

54 and 55 FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                                OCTOBER 31, 1999

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
(All numbers in thousands except net asset value per share)

                                                                              CALIFORNIA
                                                                             INTERMEDIATE
                                                      BOND      MONEY MARKET   TAX-FREE
                                                      FUND          FUND         FUND
                                                    ------------------------------------
ASSETS:
   Investments in securities at cost                $ 223,540     $ 759,607    $  62,653
                                                    =========     =========    =========
   Investments in securities at value (Note 1)        219,500       759,607       63,424
   Cash                                                    16            --           --
   Dividends and interest receivable                    2,289         1,543          829
   Receivable for securities sold                       6,996            --           --
   Receivable from sale of fund shares                  1,457         5,579            2
   Variation margin receivable                            202            --           --
   Unrealized appreciation on foreign
      currency contracts (Note 1)                         185            --           --
                                                    ---------     ---------    ---------
      TOTAL ASSETS                                    230,645       766,729       64,255
                                                    ---------     ---------    ---------
LIABILITIES:
   Bank overdraft                                          --            --           87
   Liabilities for options written (Note 4)                55            --           --
   Dividends payable to shareholders                       33             8          222
   Reverse repurchase agreement (Note 1)               24,031            --           --
   Payable for interest due to reverse
      repurchase agreement (Note 1)                        27            --           --
   Payable for securities purchased                    21,781            --           --
   Payable for fund shares redeemed                       160         5,464           --
   Accrued expenses:
      Investment advisory, administrative
         and distribution fees                             77           228           27
      Other                                                46            79           --
                                                    ---------     ---------    ---------
      TOTAL LIABILITIES                                46,210         5,779          336
                                                    ---------     ---------    ---------
NET ASSETS                                          $ 184,435     $ 760,950    $  63,919
                                                    =========     =========    =========
Net assets consist of:
   Paid in capital                                  $ 194,790     $ 760,950    $  63,141
   Undistributed net investment income                     30            --           --
   Unrealized appreciation (depreciation)
      on investments, futures and options              (3,715)           --          771
   Unrealized appreciation on foreign currency
      contracts and other assets and liabilities          204            --           --
   Accumulated net realized gain (loss)                (6,874)           --            7
                                                    ---------     ---------    ---------

NET ASSETS                                          $ 184,435     $ 760,950    $  63,919
                                                    =========     =========    =========
SHARES OF CAPITAL STOCK OUTSTANDING                    19,095       760,950        5,991
                                                    =========     =========    =========
NET ASSET VALUE PER SHARE                           $    9.66     $    1.00    $   10.67
                                                    =========     =========    =========

The Bond Fund received premiums of $450 on written options.

The accompanying notes are an integral part of these financial statements.

56 FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                                OCTOBER 31, 1999


                      This page left blank intentionally.


The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  57

                           FREMONT MUTUAL FUNDS, INC.
                          YEAR ENDED OCTOBER 31, 1999

STATEMENT OF OPERATIONS
(All numbers in thousands)

                                                         INTERNATIONAL  EMERGING      U.S.        U.S.                REAL ESTATE
                                                 GLOBAL      GROWTH      MARKETS    MICRO-CAP   SMALL CAP    GROWTH    SECURITIES
                                                  FUND        FUND        FUND        FUND        FUND        FUND        FUND
                                                ---------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                     $  20,087   $     106   $      47   $   1,646   $     106   $     884   $     125
   Dividends                                        4,176         592          28          59           6       1,563       1,777
                                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
      TOTAL INCOME*                                24,263         698          75       1,705         112       2,447       1,902
                                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
EXPENSES:
   Investment advisory and
      administrative fees (Note 2)                  4,909         521         107       3,638         174         968         327
   Shareholder servicing fees                         164          51          30          --          39         138         103
   Custody fees                                       268          32          26          --          18          19          15
   Distribution fees (Note 2)                          --         113          23          --          38          --          82
   Accounting fees                                    199          24          15          --          12          36          15
   Audit and legal fees                                46          22          23          --          17          20          18
   Directors' fees (Note 2)                             5           5           5          --           5           5           5
   Registration fees                                   23          10          11          --          13          13          11
   Reports to shareholders                             43           5          10          --           5          27          31
   Other                                                3           6           8          --           5           3           6
                                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
      TOTAL EXPENSES BEFORE REDUCTIONS              5,660         789         258       3,638         326       1,229         613
      Earned credits (Note 2)                          (8)         (2)         --          --          --          (4)         (1)
      Expenses waived and/or reimbursed
         by Advisor (Note 2)                           --        (107)       (118)         --         (99)         --        (123)
                                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
         TOTAL NET EXPENSES                         5,652         680         140       3,638         227       1,225         489
                                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
            NET INVESTMENT INCOME (LOSS)           18,611          18         (65)     (1,933)       (115)      1,222       1,413
                                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
REALIZED AND UNREALIZED GAIN (LOSS)
   FROM INVESTMENTS AND FOREIGN CURRENCY:

   Net realized gain (loss) from:
      Investments                                  45,009       2,435      (1,163)     62,303       2,059      11,223      (2,698)
      Futures                                      20,734          --          --          --          --       5,255          --
      Options                                         (13)         --          --          --          --          --          --
      Foreign currency transactions                (4,263)       (346)         (7)         --          --          --          --

Net unrealized appreciation (depreciation) on:
   Investments                                     15,623      13,260       4,021      79,635       6,869      15,054       1,057
   Translation of assets and liabilities
      in foreign currencies                         8,831         149          (4)         --          --          --          --
                                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
      Net realized and unrealized gain (loss)
         from investments and foreign currency     85,921      15,498       2,847     141,938       8,928      31,532      (1,641)
                                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
         NET INCREASE (DECREASE) IN NET ASSETS
            RESULTING FROM OPERATIONS           $ 104,532   $  15,516   $   2,782   $ 140,005   $   8,813   $  32,754   $    (228)
                                                =========   =========   =========   =========   =========   =========   =========

*Net of foreign taxes withheld of $537 for the Global Fund, $79 for the International Growth Fund and $93 for the Emerging Markets Fund.

The accompanying notes are an integral part of these financial statements.

58 and 59 FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                          YEAR ENDED OCTOBER 31, 1999

STATEMENT OF OPERATIONS (CONT.)
(All numbers in thousands)

                                                                               CALIFORNIA
                                                                              INTERMEDIATE
                                                      BOND      MONEY MARKET    TAX-FREE
                                                      FUND          FUND          FUND
                                                    -------------------------------------
INVESTMENT INCOME:
   Interest                                         $  14,003     $  38,300     $   3,371
                                                    ---------     ---------     ---------
      TOTAL INCOME                                     14,003        38,300         3,371
                                                    ---------     ---------     ---------
EXPENSES:
   Investment advisory and
      administrative fees (Note 2)                      1,132         2,647           339
   Shareholder servicing fees                              60           128            23
   Custody fees                                            45            49             3
   Accounting fees                                         58           147            29
   Audit and legal fees                                    20            20            22
   Directors' fees (Note 2)                                 5             5             5
   Registration fees                                       17            36             3
   Reports to shareholders                                 15            18             5
   Interest expense (Note 1)                              394            --            --
   Other                                                   24            65             7
                                                    ---------     ---------     ---------
      TOTAL EXPENSES BEFORE REDUCTIONS                  1,770         3,115           436
      Earned credits (Note 2)                              --            (1)          (10)
      Expenses waived and/or reimbursed
         by Advisor (Note 2)                             (138)         (357)         (124)
                                                    ---------     ---------     ---------
         TOTAL NET EXPENSES                             1,632         2,757           302
                                                    ---------     ---------     ---------
            NET INVESTMENT INCOME                      12,371        35,543         3,069
                                                    ---------     ---------     ---------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
   INVESTMENTS AND FOREIGN CURRENCY:

   Net realized gain (loss) from:
      Investments                                      (3,703)           --             7
      Futures                                          (1,578)           --            --
      Options                                            (124)           --            --
      Foreign currency transactions                      (226)           --            --
Net unrealized appreciation (depreciation) on:
   Investments                                         (7,778)           --        (3,492)
   Translation of assets and liabilities
      in foreign currencies                               365            --            --
                                                    ---------     ---------     ---------
      Net realized and unrealized loss from
         investments and foreign currency             (13,044)           --        (3,485)
                                                    ---------     ---------     ---------
         NET INCREASE (DECREASE) IN NET ASSETS
            RESULTING FROM OPERATIONS               $    (673)    $  35,543     $    (416)
                                                    =========     =========     =========

The accompanying notes are an integral part of these financial statements.

60  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                                OCTOBER 31, 1999

                      This page left blank intentionally.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  61

                           FREMONT MUTUAL FUNDS, INC.
                                OCTOBER 31, 1999

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 1999 AND 1998
(ALL NUMBERS IN THOUSANDS)

                                                            GLOBAL               INTERNATIONAL GROWTH
                                                             FUND                        FUND
                                                    -----------------------     -----------------------
                                                      1999          1998          1999          1998
                                                    ---------     ---------     ---------     ---------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
      Net investment income (loss)                  $  18,611     $  18,836     $      18     $     215
      Net realized gain (loss) from investments
         and transactions in written options           65,730        38,842         2,435         3,620
      Net realized gain (loss) from
         foreign currency transactions                 (4,263)          560          (346)           83
      Net unrealized appreciation (depreciation)
         on investments                                15,623       (24,416)       13,260        (3,717)
      Net unrealized appreciation (depreciation)
         on translation of assets and
         liabilities in foreign currencies              8,831        (9,032)          149          (301)
                                                    ---------     ---------     ---------     ---------
            Net increase (decrease) in
               net assets from operations             104,532        24,790        15,516          (100)
                                                    ---------     ---------     ---------     ---------
   Distributions to shareholders from:
      Net investment income                           (22,322)      (11,426)          (38)           --
      Net realized gains                              (50,845)      (13,937)       (4,043)         (390)
                                                    ---------     ---------     ---------     ---------
         Total distributions to shareholders          (73,167)       25,363        (4,081)         (390)
                                                    ---------     ---------     ---------     ---------
   From capital share transactions:
      Proceeds from shares sold                       232,092       357,906       146,675        37,476
      Value of shares issued on merger (Note 8)         4,265            --            --            --
      Payments for shares redeemed                   (283,633)     (416,588)     (140,831)      (34,395)
      Reinvested dividends                             71,554        24,673         1,072           389
                                                    ---------     ---------     ---------     ---------
         Net increase (decrease) in net assets
           from capital share transactions             24,278       (34,009)        6,916         3,470
                                                    ---------     ---------     ---------     ---------
      Net increase (decrease) in net assets            55,643       (34,582)       18,351         2,980

NET ASSETS AT BEGINNING OF PERIOD                     631,165       665,747        41,623        38,643
                                                    ---------     ---------     ---------     ---------
NET ASSETS AT END OF PERIOD                         $ 686,808     $ 631,165     $  59,974     $  41,623
                                                    =========     =========     =========     =========
Capital transactions in shares:
   Sold                                                16,028        25,153        12,515         3,452
   Shares issued on merger (Note 8)                       301            --            --            --
   Redeemed                                           (19,575)      (29,228)      (12,039)       (3,190)
   Reinvested dividends                                 5,142         1,721           106            40
                                                    ---------     ---------     ---------     ---------
      Net increase (decrease) from
         capital share transactions                     1,896        (2,354)          582           302
                                                    =========     =========     =========     =========

The accompanying notes are an integral part of these financial statements.

62  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                                OCTOBER 31, 1999

   EMERGING MARKETS             U.S. MICRO-CAP              U.S. SMALL CAP
         FUND                         FUND                       FUND
-----------------------     -----------------------     -----------------------
  1999          1998          1999          1998          1999          1998
---------     ---------     ---------     ---------     ---------     ---------


$     (65)    $     133     $  (1,933)    $  (1,803)    $    (115)    $     (33)

   (1,163)       (4,995)       62,303        (6,096)        2,059          (865)

       (7)         (180)           --            --            --            --

    4,021        (1,181)       79,635       (24,169)        6,869           379


       (4)           12            --            --            --            --
---------     ---------     ---------     ---------     ---------     ---------

    2,782        (6,211)      140,005       (32,068)        8,813          (519)
---------     ---------     ---------     ---------     ---------     ---------

       --            --            --            --            --            (2)
       --          (179)      (53,551)       (8,525)       (1,080)           --
---------     ---------     ---------     ---------     ---------     ---------
       --          (179)      (53,551)       (8,525)       (1,080)           (2)
---------     ---------     ---------     ---------     ---------     ---------

   12,523        12,790       448,130       209,089        21,646         6,554
       --            --            --            --            --            --
  (12,459)      (10,012)     (397,680)     (227,375)       (8,190)       (4,018)
       --           179        43,583         7,388         1,023             2
---------     ---------     ---------     ---------     ---------     ---------

       64         2,957        94,033       (10,898)       14,479         2,538
---------     ---------     ---------     ---------     ---------     ---------
    2,846        (3,433)      180,487       (51,491)       22,212         2,017

    8,742        12,175       120,016       171,507         7,367         5,350
---------     ---------     ---------     ---------     ---------     ---------
$  11,588     $   8,742     $ 300,503     $ 120,016     $  29,579     $   7,367
=========     =========     =========     =========     =========     =========

    1,731         1,570        17,299        10,749         1,611           672
       --            --            --            --            --            --
   (1,769)       (1,377)      (15,663)      (11,337)         (630)         (401)
       --            19         1,614           374            69            --
---------     ---------     ---------     ---------     ---------     ---------

      (38)          212         3,250          (214)        1,050           271
=========     =========     =========     =========     =========     =========

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  63

                           FREMONT MUTUAL FUNDS, INC.
                                OCTOBER 31, 1999

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended October 31, 1999 and 1998
(All numbers in thousands)

                                                            GROWTH              REAL ESTATE SECURITIES
                                                             FUND                        FUND
                                                    -----------------------     -----------------------
                                                      1999          1998          1999          1998
                                                    ---------     ---------     ---------     ---------
Increase (decrease) in net assets:
   From operations:
      Net investment income                         $   1,222     $   2,043     $   1,413     $     788
      Net realized gain (loss) from investments
         and transactions in written options           16,478        19,371        (2,698)       (4,253)
      Net realized gain (loss) from
         foreign currency transactions                     --            --            --            --
      Net unrealized appreciation (depreciation)
         on investments                                15,054       (10,948)        1,057        (3,196)
      Net unrealized appreciation (depreciation)
         on translation of assets and
         liabilities in foreign currencies                 --            --            --            --
                                                    ---------     ---------     ---------     ---------
            Net increase (decrease) in
               net assets from operations              32,754        10,466          (228)       (6,661)
                                                    ---------     ---------     ---------     ---------
   Distributions to shareholders from:
      Net investment income                            (1,431)       (1,813)       (1,587)         (572)
      Net realized gains                              (28,835)       (3,057)           --            --
      Return of capital distribution                       --            --          (349)           --
                                                    ---------     ---------     ---------     ---------
         Total distributions to shareholders          (30,266)       (4,870)       (1,936)         (572)
                                                    ---------     ---------     ---------     ---------
   From capital share transactions:
      Proceeds from shares sold                       196,253       150,855        14,832        48,481
      Payments for shares redeemed                   (233,327)     (149,496)      (16,374)       (8,253)
      Reinvested dividends                             17,970         4,779         1,723           487
                                                    ---------     ---------     ---------     ---------
         Net increase (decrease) in net assets
           from capital share transactions            (19,104)        6,138           181        40,715
                                                    ---------     ---------     ---------     ---------
      Net increase (decrease) in net assets           (16,616)       11,734        (1,983)       33,482

Net assets at beginning of period                     159,375       147,641        33,482            --
                                                    ---------     ---------     ---------     ---------
Net assets at end of period                         $ 142,759     $ 159,375     $  31,499     $  33,482
                                                    =========     =========     =========     =========
Capital transactions in shares:
   Sold                                                12,281         9,485         1,854         5,047
   Redeemed                                           (14,665)       (9,426)       (2,069)         (915)
   Reinvested dividends                                 1,237           314           217            62
                                                    ---------     ---------     ---------     ---------
      Net increase (decrease) from
         capital share transactions                    (1,147)          373             2         4,194
                                                    =========     =========     =========     =========

The accompanying notes are an integral part of these financial statements.

64  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                                OCTOBER 31, 1999

          BOND                    MONEY MARKET          CALIFORNIA INTERMEDIATE
          FUND                        FUND                   TAX-FREE FUND
-------------------------   -------------------------   ------------------------
   1999          1998          1999          1998          1999          1998
-----------   -----------   -----------   -----------   -----------   ----------


$   12,371   $    8,053   $    35,543   $    28,765   $    3,069   $    2,981

    (5,405)       4,415            --            --            7           19

      (226)         518            --            --           --           --

    (7,778)       1,035            --            --       (3,492)       1,520


       365         (148)           --            --           --           --
----------   ----------   -----------   -----------   ----------   ----------

      (673)      13,873        35,543        28,765         (416)       4,520
----------   ----------   -----------   -----------   ----------   ----------

   (12,356)      (8,128)      (35,543)      (28,765)      (3,069)      (2,981)
    (3,911)      (2,852)           --            --          (19)         (29)
        --           --            --            --           --           --
----------   ----------   -----------   -----------   ----------   ----------
   (16,267)     (10,980)      (35,543)      (28,765)      (3,088)      (3,010)
----------   ----------   -----------   -----------   ----------   ----------

   142,138      234,884     1,395,544     1,514,353        6,886        4,170
  (184,556)    (110,815)   (1,387,157)   (1,258,495)      (4,045)      (8,717)
    15,792       10,737        35,272        28,281          571        2,739
----------   ----------   -----------   -----------   ----------   ----------

   (26,626)     134,806        43,659       284,139        3,412       (1,808)
----------   ----------   -----------   -----------   ----------   ----------
   (43,566)     137,699        43,659       284,139          (92)        (298)

   228,001       90,302       717,291       433,152       64,011       64,309
----------   ----------   -----------   -----------   ----------   ----------
$  184,435   $  228,001   $   760,950   $   717,291   $   63,919   $   64,011
==========   ==========   ===========   ===========   ==========   ==========

    14,118       22,744     1,395,179     1,514,353          617          376
   (18,442)     (10,770)   (1,387,157)   (1,258,495)        (369)        (783)
     1,578        1,043        35,637        28,281           52          247
----------   ----------   -----------   -----------   ----------   ----------

    (2,746)      13,017        43,659       284,139          300         (160)
==========   ==========   ===========   ===========   ==========   ==========

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  65

                           FREMONT MUTUAL FUNDS, INC.
                    FINANCIAL HIGHLIGHTS - OCTOBER 31, 1999

GLOBAL FUND                                                               YEAR ENDED OCTOBER 31
---------------------------------------------------------------------------------------------------------------------
                                                      1999          1998          1997          1996          1995
                                                   ------------------------------------------------------------------
SELECTED PER SHARE DATA
   for one share outstanding during the period
      NET ASSET VALUE, BEGINNING OF PERIOD         $    14.13    $    14.16    $    15.11    $    14.24    $    13.13
                                                   ----------    ----------    ----------    ----------    ----------
      INCOME FROM INVESTMENT OPERATIONS
         Net investment income                            .41           .34           .45           .39           .40
         Net realized and unrealized gain                1.89           .17          1.31          1.49          1.24
                                                   ----------    ----------    ----------    ----------    ----------
            Total investment operations                  2.30           .51          1.76          1.88          1.64
                                                   ----------    ----------    ----------    ----------    ----------
      LESS DISTRIBUTIONS
         From net investment income                      (.50)         (.25)         (.52)         (.44)         (.50)
         From net realized gains                        (1.18)         (.29)        (2.19)         (.57)         (.03)
                                                   ----------    ----------    ----------    ----------    ----------
            Total distributions                         (1.68)         (.54)        (2.71)        (1.01)         (.53)
                                                   ----------    ----------    ----------    ----------    ----------
      NET ASSET VALUE, END OF PERIOD               $    14.75    $    14.13    $    14.16    $    15.11    $    14.24
                                                   ==========    ==========    ==========    ==========    ==========

TOTAL RETURN                                           17.37%         3.62%        13.01%        13.72%        12.78%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $  686,808    $  631,165    $  665,747    $  572,150    $  482,355
   Ratio of expenses to average net assets               .86%          .85%          .85%          .87%          .88%
   Ratio of net investment income
      to average net assets                             2.85%         2.80%         2.66%         2.66%         2.98%
   Portfolio turnover rate                               113%           75%           48%           71%           83%

INTERNATIONAL GROWTH FUND                                                 YEAR ENDED OCTOBER 31
---------------------------------------------------------------------------------------------------------------------
                                                      1999          1998          1997          1996          1995
                                                   ------------------------------------------------------------------
SELECTED PER SHARE DATA
   for one share outstanding during the period
      NET ASSET VALUE, BEGINNING OF PERIOD         $    10.34    $    10.37    $    10.40    $     9.72    $     9.79
                                                   ----------    ----------    ----------    ----------    ----------
      INCOME FROM INVESTMENT OPERATIONS
         Net investment income (loss)                      --8          .05           .02          (.02)          .10
         Net realized and unrealized gain (loss)         3.69           .03          (.02)          .71          (.09)
                                                   ----------    ----------    ----------    ----------    ----------
            Total investment operations                  3.69           .08            --           .69           .01
                                                   ----------    ----------    ----------    ----------    ----------
      LESS DISTRIBUTIONS
         From net investment income                      (.01)           --            --          (.01)         (.08)
         From net realized gains                        (1.01)         (.11)         (.03)           --            --
                                                   ----------    ----------    ----------    ----------    ----------
            Total distributions                         (1.02)         (.11)         (.03)         (.01)         (.08)
                                                   ----------    ----------    ----------    ----------    ----------
      NET ASSET VALUE, END OF PERIOD               $    13.01    $    10.34    $    10.37    $    10.40    $     9.72
                                                   ==========    ==========    ==========    ==========    ==========

TOTAL RETURN                                           38.70%1         .80%1       -0.01%         7.07%         0.13%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $   59,974    $   41,623    $   38,643    $   35,273    $   32,156
   Ratio of net expenses to average net assets2         1.50%         1.50%         1.50%         1.50%         1.50%
   Ratio of gross expenses to average net assets2       1.74%         1.65%         1.50%         1.50%         1.50%
   Ratio of net investment income (loss)
      to average net assets                              .04%          .53%          .34%         -.20%         1.19%
   Portfolio turnover rate                                76%          106%           95%           74%           32%

For footnote references, see "Notes to Financial Highlights" on page 73.

The accompanying notes are an integral part of these financial statements.

66  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                                OCTOBER 31, 1999

EMERGING MARKETS FUND                                       YEAR ENDED OCTOBER 31           PERIOD FROM
-----------------------------------------------------------------------------------------    6/24/96 TO
                                                      1999          1998          1997        10/31/96
                                                   ----------    ----------    ----------    ----------
SELECTED PER SHARE DATA
   for one share outstanding during the period
      NET ASSET VALUE, BEGINNING OF PERIOD         $     5.89    $     9.58    $     9.62    $    10.00
                                                   ----------    ----------    ----------    ----------
      INCOME FROM INVESTMENT OPERATIONS
         Net investment income (loss)                    (.04)          .09           .17           .10
         Net realized and unrealized gain (loss)         2.17         (3.64)         1.03          (.41)
                                                   ----------    ----------    ----------    ----------
            Total investment operations                  2.13         (3.55)         1.20          (.31)
                                                   ----------    ----------    ----------    ----------
      LESS DISTRIBUTIONS
         From net investment income                        --            --          (.06)         (.07)
         From net realized gains                           --          (.14)        (1.18)           --
                                                   ----------    ----------    ----------    ----------
            Total distributions                            --          (.14)        (1.24)         (.07)
                                                   ----------    ----------    ----------    ----------
      NET ASSET VALUE, END OF PERIOD               $     8.02    $     5.89    $     9.58    $     9.62
                                                   ==========    ==========    ==========    ==========

TOTAL RETURN1                                          36.16%       -37.59%        12.55%        -3.12%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $   11,588    $    8,742    $   12,175    $    3,772
   Ratio of net expenses to average net assets2         1.50%         1.50%          .26%            --
   Ratio of gross expenses to
      average net assets2                               2.77%         2.34%         2.63%         4.95%*
   Ratio of net investment income (loss)
      to average net assets                             -.70%          .99%         2.04%         3.32%*
   Portfolio turnover rate                               148%          135%          208%            7%


U.S. MICRO-CAP FUND                                                       YEAR ENDED OCTOBER 31
---------------------------------------------------------------------------------------------------------------------
                                                      1999          1998          1997          1996          1995
                                                   ------------------------------------------------------------------
SELECTED PER SHARE DATA
   for one share outstanding during the period
      NET ASSET VALUE, BEGINNING OF PERIOD         $    16.34    $    22.69    $    19.63    $    14.34    $    10.34
                                                   ----------    ----------    ----------    ----------    ----------
      INCOME FROM INVESTMENT OPERATIONS
         Net investment (loss)                           (.18)         (.25)         (.10)         (.04)         (.05)
         Net realized and unrealized gain (loss)        17.94         (4.86)         5.60          5.83          4.05
                                                   ----------    ----------    ----------    ----------    ----------
            Total investment operations                 17.76         (5.11)         5.50          5.79          4.00
                                                   ----------    ----------    ----------    ----------    ----------
      LESS DISTRIBUTIONS
         From net investment income                        --            --            --            --            --
         From net realized gains                        (5.74)        (1.24)        (2.44)         (.50)           --
                                                   ----------    ----------    ----------    ----------    ----------
            Total distributions                         (5.74)        (1.24)        (2.44)         (.50)           --
                                                   ----------    ----------    ----------    ----------    ----------
      NET ASSET VALUE, END OF PERIOD               $    28.36    $    16.34    $    22.69    $    19.63    $    14.34
                                                   ==========    ==========    ==========    ==========    ==========

TOTAL RETURN                                          110.46%       -23.45%        28.80%1       41.46%1       38.68%1

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $  300,503    $  120,016    $  171,507    $  102,481    $    7,792
   Ratio of net expenses to average net assets3         1.82%         1.94%         1.88%         1.96%         2.04%
   Ratio of gross expenses to
      average net assets3                               1.82%         1.94%         1.90%         2.22%         2.50%
   Ratio of net investment (loss)
      to average net assets                             -.97%        -1.22%         -.67%         -.51%         -.67%
   Portfolio turnover rate                               164%          170%          125%           81%          144%

For footnote references, see "Notes to Financial Highlights" on page 73.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  67

                           FREMONT MUTUAL FUNDS, INC.
                    FINANCIAL HIGHLIGHTS - OCTOBER 31, 1999

U.S. SMALL CAP FUND                                  YEAR ENDED OCTOBER 31    PERIOD FROM
---------------------------------------------------------------------------    9/24/97 TO
                                                      1999          1998        10/31/97
                                                   ----------    ----------    ----------
SELECTED PER SHARE DATA
   for one share outstanding during the period
      NET ASSET VALUE, BEGINNING OF PERIOD         $     8.87    $     9.57    $    10.00
                                                   ----------    ----------    ----------
      INCOME FROM INVESTMENT OPERATIONS
         Net investment income (loss)                    (.02)         (.04)          .02
         Net realized and unrealized gain (loss)         7.49          (.66)         (.42)
                                                   ----------    ----------    ----------
            Total investment operations                  7.47          (.70)         (.40)
                                                   ----------    ----------    ----------
      LESS DISTRIBUTIONS
         From net investment income                        --            --4         (.02)
         From net realized gains                         (.60)           --4         (.01)
                                                   ----------    ----------    ----------
            Total distributions                          (.60)           --4         (.03)
                                                   ----------    ----------    ----------
      NET ASSET VALUE, END OF PERIOD               $    15.74    $     8.87    $     9.57
                                                   ==========    ==========    ==========

TOTAL RETURN1                                          84.60%        -7.29%        -4.06%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $   29,579    $    7,367    $    5,350
   Ratio of net expenses to average net assets2         1.50%         1.50%         1.50%*
   Ratio of gross expenses to
      average net assets2                               2.15%         2.85%         3.32%*
   Ratio of net investment income (loss)
      to average net assets                             -.75%         -.52%         1.81%*
   Portfolio turnover rate                               161%          273%            8%

GROWTH FUND                                                              YEAR ENDED OCTOBER 31
---------------------------------------------------------------------------------------------------------------------
                                                      1999          1998          1997          1996          1995
                                                   ----------    ----------    ----------    ----------    ----------
SELECTED PER SHARE DATA
   for one share outstanding during the period
      NET ASSET VALUE, BEGINNING OF PERIOD         $    15.56    $    14.96    $    15.02    $    13.06    $    10.46
                                                   ----------    ----------    ----------    ----------    ----------
         INCOME FROM INVESTMENT OPERATIONS
         Net investment income                            .14           .20           .20           .10           .13
         Net realized and unrealized gain                3.20           .87          3.43          2.65          2.74
                                                   ----------    ----------    ----------    ----------    ----------
            Total investment operations                  3.34          1.07          3.63          2.75          2.87
                                                   ----------    ----------    ----------    ----------    ----------
      LESS DISTRIBUTIONS
         From net investment income                      (.16)         (.17)         (.22)         (.08)         (.17)
         From net realized gains                        (3.04)         (.30)        (3.47)         (.71)         (.10)
                                                   ----------    ----------    ----------    ----------    ----------
            Total distributions                         (3.20)         (.47)        (3.69)         (.79)         (.27)
                                                   ----------    ----------    ----------    ----------    ----------
      NET ASSET VALUE, END OF PERIOD               $    15.70    $    15.56    $    14.96    $    15.02    $    13.06
                                                   ==========    ==========    ==========    ==========    ==========

TOTAL RETURN                                           24.24%         7.30%        29.26%        22.06%        28.12%1

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $  142,759    $  159,375    $  147,641    $   78,624    $   59,632
   Ratio of net expenses to average net assets5          .82%          .82%          .85%          .92%          .97%
   Ratio of gross expenses to
      average net assets5                                .82%          .82%          .85%          .92%         1.01%
   Ratio of net investment income
      to average net assets                              .82%         1.25%         1.44%          .75%         1.02%
   Portfolio turnover rate                                80%          111%           48%          129%          108%

For footnote references, see "Notes to Financial Highlights" on page 73.

The accompanying notes are an integral part of these financial statements.

68  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                    FINANCIAL HIGHLIGHTS - OCTOBER 31, 1999

REAL ESTATE SECURITIES FUND
---------------------------------------------
                                                YEAR ENDED
                                                OCTOBER 31   DECEMBER 31,
                                                   1999          1997
                                                ----------    ----------
SELECTED PER SHARE DATA
   for one share outstanding during the period
      NET ASSET VALUE, BEGINNING OF PERIOD      $     7.98    $    10.00
                                                ----------    ----------
      INCOME FROM INVESTMENT OPERATIONS
         Net investment income                         .35           .19
         Net realized and unrealized (loss)           (.34)        (2.07)
                                                ----------    ----------
            Total investment operations                .01         (1.88)
                                                ----------    ----------
      LESS DISTRIBUTIONS
         From net investment income                   (.39)         (.14)
         From net realized gains                        --            --
         Return of capital distribution               (.09)           --
                                                ----------    ----------
            Total distributions                       (.48)         (.14)
                                                ----------    ----------

      NET ASSET VALUE, END OF PERIOD            $     7.51    $     7.98
                                                ==========    ==========

TOTAL RETURN1                                        -.07%       -18.78%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)     $   31,499    $   33,482
   Ratio of net expenses to
      average net assets2,6                          1.50%         1.09%*
   Ratio of gross expenses to
      average net assets2,6                          1.88%         1.80%*
   Ratio of net investment income
      to average net assets                          4.32%         4.10%*
   Portfolio turnover rate                            198%          196%


BOND FUND                                                                YEAR ENDED OCTOBER 31
---------------------------------------------------------------------------------------------------------------------
                                                      1999          1998          1997          1996          1995
                                                   ----------    ----------    ----------    ----------    ----------
SELECTED PER SHARE DATA
   for one share outstanding during the period
      NET ASSET VALUE, BEGINNING OF PERIOD         $    10.44    $    10.23    $     9.99    $    10.13    $     9.29
                                                   ----------    ----------    ----------    ----------    ----------
      INCOME FROM INVESTMENT OPERATIONS
         Net investment income                            .60           .60           .67           .67           .65
         Net realized and unrealized gain (loss)         (.60)          .41           .25           .11           .83
                                                   ----------    ----------    ----------    ----------    ----------
            Total investment operations                    --          1.01           .92           .78          1.48
                                                   ----------    ----------    ----------    ----------    ----------
      LESS DISTRIBUTIONS
         From net investment income                      (.60)         (.62)         (.66)         (.70)         (.64)
         From net realized gains                         (.18)         (.18)         (.02)         (.22)           --
                                                   ----------    ----------    ----------    ----------    ----------
            Total distributions                          (.78)         (.80)         (.68)         (.92)         (.64)
                                                   ----------    ----------    ----------    ----------    ----------
      NET ASSET VALUE, END OF PERIOD               $     9.66    $    10.44    $    10.23    $     9.99    $    10.13
                                                   ==========    ==========    ==========    ==========    ==========

TOTAL RETURN1                                            .01%        10.31%         9.54%         8.18%        16.49%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $  184,435    $  228,001    $   90,302    $   70,577    $   86,343
   Ratio of net expenses to
      average net assets2,7                              .60%          .60%          .61%          .68%          .60%
   Ratio of gross expenses to
      average net assets2,7                              .67%          .72%          .76%          .83%          .75%
   Ratio of net investment income
      to average net assets                             6.01%         5.92%         6.40%         6.82%         6.69%
   Portfolio turnover rate                               298%          256%          191%          154%           21%

For footnote references, see "Notes to Financial Highlights" on page 73.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  69

                           FREMONT MUTUAL FUNDS, INC.
                    FINANCIAL HIGHLIGHTS - OCTOBER 31, 1999

MONEY MARKET FUND                                                         YEAR ENDED OCTOBER 31
---------------------------------------------------------------------------------------------------------------------
                                                      1999          1998          1997          1996          1995
                                                   ----------    ----------    ----------    ----------    ----------
SELECTED PER SHARE DATA
   for one share outstanding during the period
      NET ASSET VALUE, BEGINNING OF PERIOD         $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                   ----------    ----------    ----------    ----------    ----------
      INCOME FROM INVESTMENT OPERATIONS
         Net investment income                            .05           .05           .05           .05           .06
                                                   ----------    ----------    ----------    ----------    ----------
            Total investment operations                   .05           .05           .05           .05           .06
                                                   ----------    ----------    ----------    ----------    ----------
      LESS DISTRIBUTIONS
         From net investment income                      (.05)         (.05)         (.05)         (.05)         (.06)
                                                   ----------    ----------    ----------    ----------    ----------
            Total distributions                          (.05)         (.05)         (.05)         (.05)         (.06)
                                                   ----------    ----------    ----------    ----------    ----------
      NET ASSET VALUE, END OF PERIOD               $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                   ==========    ==========    ==========    ==========    ==========

TOTAL RETURN1                                           4.89%         5.45%         5.39%         5.34%         5.84%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $  760,950    $  717,291    $  433,152    $  329,652    $  299,312
   Ratio of net expenses to average net assets2          .37%          .29%          .30%          .31%          .30%
   Ratio of gross expenses to
      average net assets2                                .42%          .44%          .45%          .46%          .45%
   Ratio of net investment income
      to average net assets                             4.83%         5.33%         5.26%         5.22%         5.70%


CALIFORNIA INTERMEDIATE TAX-FREE FUND                                     YEAR ENDED OCTOBER 31
---------------------------------------------------------------------------------------------------------------------
                                                      1999          1998          1997          1996          1995
                                                   ----------    ----------    ----------    ----------    ----------
SELECTED PER SHARE DATA
   for one share outstanding during the period
      NET ASSET VALUE, BEGINNING OF PERIOD         $    11.25    $    10.99    $    10.80    $    10.86    $    10.13
                                                   ----------    ----------    ----------    ----------    ----------
      INCOME FROM INVESTMENT OPERATIONS
         Net investment income                            .51           .51           .51           .52           .53
         Net realized and unrealized gain (loss)         (.58)          .26           .20          (.03)          .73
                                                   ----------    ----------    ----------    ----------    ----------
            Total investment operations                  (.07)          .77           .71           .49          1.26
                                                   ----------    ----------    ----------    ----------    ----------
      LESS DISTRIBUTIONS
         From net investment income                      (.51)         (.51)         (.51)         (.52)         (.53)
         From net realized gains                           --            --          (.01)         (.03)           --
                                                   ----------    ----------    ----------    ----------    ----------
            Total distributions                          (.51)         (.51)         (.52)         (.55)         (.53)
                                                   ----------    ----------    ----------    ----------    ----------

      NET ASSET VALUE, END OF PERIOD               $    10.67    $    11.25    $    10.99    $    10.80    $    10.86
                                                   ==========    ==========    ==========    ==========    ==========

TOTAL RETURN1                                           -.68%         7.16%         6.75%         4.63%        12.77%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $   63,919    $   64,011    $   64,309    $   51,156    $   50,313
   Ratio of net expenses to average net assets2          .45%          .47%          .49%          .51%          .50%
   Ratio of gross expenses
      to average net assets2                             .64%          .67%          .69%          .73%          .72%
   Ratio of net investment income
      to average net assets                             4.59%         4.55%         4.72%         4.86%         5.08%
   Portfolio turnover rate                                 6%            9%            6%            6%           18%

For footnote references, see "Notes to Financial Highlights" on page 73.

The accompanying notes are an integral part of these financial statements.

70  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                NOTES TO FINANCIAL HIGHLIGHTS - OCTOBER 31, 1999

The following notes are being used as referenced items in the Financial Highlights of the Funds presented on pages 66 through 70:

1 Total return would have been lower had the advisor not waived and/or reimbursed expenses.
2    See Note 2 of "Notes to Financial Statements."
3 Management fees were voluntarily waived from February 1, 1995 to January 8, 1997.
4    Distributions are less than $0.01 per share.
5 Administrative fees were voluntarily waived from August 14, 1992 to March 31, 1995.
6    Operating expenses were voluntarily limited to 0.50% prior to July 1, 1998.
7 Administrative fees were voluntarily waived in their entirety prior to March 1, 1998.
8    Less than $0.01.
*    Annualized

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  71

                           FREMONT MUTUAL FUNDS, INC.
                NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 1999

1.   SIGNIFICANT ACCOUNTING POLICIES

     Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $.0001 par value capital stock. These shares are currently offered in twelve series, ten of which are covered by this report:

     o    the GLOBAL FUND
     o    the INTERNATIONAL GROWTH FUND
     o    the EMERGING MARKETS FUND
     o    the U.S. MICRO-CAP FUND
     o    the U.S. SMALL CAP FUND
     o    the GROWTH FUND
     o    the REAL ESTATE SECURITIES FUND
     o    the BOND FUND
     o    the MONEY MARKET FUND
     o    the CALIFORNIA INTERMEDIATE TAX-FREE FUND
          (the California Intermediate Tax-Free Fund is available only to residents of Arizona, California, Colorado, Nevada, New Mexico, Oregon, Texas, Utah and Washington)

     Each of the  Funds  maintains  a  totally  separate  investment  portfolio.
     Significant accounting policies followed by the Funds are in conformity with generally accepted accounting principles for investment companies and are summarized below.

     On September 28, 1999, the Board of Directors for the Investment Company approved a proposal to merge the Fremont International Small Cap Fund into the Fremont International Growth Fund, subject to shareholder approval.

A.   SECURITY VALUATION
     Investments, including options, are stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices or at fair value as determined by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value. Securities which are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges or the most recent price where no closing value is available.

     Securities in the Money Market Fund have a remaining maturity of not more than 397 days and its entire portfolio has a weighted average maturity of not more than 90 days. As such, all of the Fund's securities are valued at amortized cost, which approximates value. If the Fund's portfolio had a remaining weighted average maturity of greater than 90 days the portfolio would be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the bid and asked prices.

B.   SECURITY TRANSACTIONS
     Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

C.   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS
     Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities in the Global Fund, the International Growth Fund and the Emerging Markets Fund are recorded when the Fund is informed of the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized as required by the Internal Revenue Code, as amended. The Investment Company accounts for the assets of each Fund separately and allocates general expenses of the Investment Company to each Fund based upon the relative net assets of each Fund or the nature of the services performed and their applicability to each Fund. Distributions to shareholders are recorded on the ex-dividend date.

     Dividends received by the Real Estate Securities Fund from its securities may be a return of capital. Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as realized gains.

     Distributions to shareholders made by the California Intermediate Tax-Free Fund during the year ended October 31, 1999, excluding capital gains distributions, were of tax-exempt income.

D.   INCOME TAXES
     The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders. Therefore, no income tax provision is required. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code and distributes taxable income and net realized gains, if any, in accordance with schedules described in their respective Prospectuses. The portfolio of the California Intermediate Tax-Free Fund is composed solely of issues that qualify for tax-exempt status for both federal and State of California income tax purposes.

     Income dividends and capital gain distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements. These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sale rules, classification of gains/losses related to paydowns and certain futures and options transactions.

72  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 1999

     Permanent differences will be reclassified to paid in capital. Temporary differences, which will reverse in subsequent periods, will not be reclassified and will remain in undistributed net investment income. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     For Federal income tax purposes, certain funds have capital loss carryovers at October 31, 1999. Capital loss carryovers result when a fund has net capital losses during a tax year. These are carried over to subsequent years and may reduce distributions of realized gains in those years. Unused capital loss carryovers expire in eight years. The following funds have capital loss carryovers at October 31, 1999:

                                       EMERGING       REAL ESTATE
                                        MARKETS       SECURITIES         BOND
     CAPITAL LOSS CARRYOVERS             FUND            FUND            FUND
     ---------------------------------------------------------------------------
     Expiring in:    2006            $ 5,018,887      $ 2,868,690    $        --
                     2007              1,168,895        3,381,180      6,473,496
     ---------------------------------------------------------------------------
                                     $ 6,187,782      $ 6,249,870    $ 6,473,496

     Capital loss carryovers of $5,239,292 and $765,089 for the U.S. Micro Cap Fund and the U.S. Small Cap Fund, respectively, at October 31, 1998 were utilized in the current year.

     Capital loss carryover of $479,317 for the Fremont Select Fund at October 31, 1998 was utilized by the Global Fund in the current year (See Note 8).

E.   ACCOUNTING ESTIMATES
     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F.   FOREIGN CURRENCY TRANSLATION
     The market values of foreign securities, currency holdings, and other assets and liabilities of the Global Fund, the International Growth Fund, the Emerging Markets Fund and the Bond Fund are translated to U.S. dollars based on the daily exchange rates. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date.

     For those Funds which are allowed by the terms of their respective prospectuses to invest in securities and other transactions denominated in foreign currencies, currency gain (loss) will occur when such securities and transactions are translated into U.S. dollars.

     Certain transactions which result in realized currency gain (loss) are reported on the Statements of Operations as Net Realized Gain (Loss) from Foreign Currency Transactions. These are: currency gain (loss) from the sale or maturity of forward currency contracts and from the disposition of foreign currency; and the realization of currency fluctuations between trade and settlement dates on security transactions and between accrual and receipt dates on net investment income.

     Realized currency gain (loss) from the sale, maturity or disposition of foreign securities is not separately reported from the economic or market component of the gain (loss) and is included under the caption Net Realized Gain (Loss) from Investments. Activity related to foreign currency futures and options on foreign currency is, likewise, reported under this heading, as these instruments are used to hedge the foreign currency risks associated with investing in foreign securities. Consistent with the method of reporting realized currency gain (loss), unrealized currency gain (loss) on investments is not separately reported from the underlying economic or market component, but included under the caption Net Unrealized Appreciation (Depreciation) on Investments. Unrealized currency gain (loss) on other net assets is reported under Net Unrealized Appreciation (Depreciation) on Translation of Assets and Liabilities in Foreign Currencies.

G.   FORWARD FOREIGN CURRENCY CONTRACTS
     A forward foreign currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. These contracts are not traded on organized commodities or securities exchanges. Losses may arise due to changes in the value of the foreign currencies or if the counterparty does not perform under the contract.

     The Funds may and do use forward foreign currency contracts to facilitate the settlement of foreign securities. A commitment by a Fund to purchase a currency forward allows the Fund to have the local currency on hand to settle foreign security purchases on the payment date. Likewise, a commitment to sell a currency forward allows the Fund to take the foreign currency proceeds from the sale of foreign securities and exchange it for U.S. dollars at a predetermined price.

     In addition, the Global Fund, the International Growth Fund and the Bond Fund use such contracts to manage their respective currency exposure. Contracts to receive generally are used to acquire exposure to foreign currencies, while contracts to deliver are used to hedge a fund's investments against currency fluctuations. A contract to receive or deliver can also be used to offset a previous contract. When required, the Funds will segregate assets in an amount sufficient to cover obligations under the hedge contract.

                                                        FREMONT MUTUAL FUNDS  73

                           FREMONT MUTUAL FUNDS, INC.
                NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 1999

The market risk involved in these contracts is in excess of the amounts reflected in the Funds' Statements of Assets and Liabilities since only the change in the underlying values is reflected (as an Asset if appreciated or as a Liability if depreciated) and not the actual underlying values.

At October 31, 1999, the underlying values for open foreign currency contracts were as follows:

                                                                                                        NET UNREALIZED
                  TO RECEIVE          FOREIGN          SETTLEMENT       INITIAL                          APPRECIATION
                 (TO DELIVER)        CURRENCY             DATE           VALUE       CURRENT VALUE      (DEPRECIATION)
                 ------------        --------             ----           -----       -------------      --------------
GLOBAL FUND      (4,500,000)      Australian Dollar     11/12/99     $(2,934,000)    $  (2,872,530)      $   61,470
                     43,000       Australian Dollar     11/23/99          28,356            27,438             (918)
                    (16,000)      Australian Dollar     02/10/00         (10,635)          (10,234)             401
                     30,000       Australian Dollar     02/17/00          19,855            19,143             (712)
                    (61,000)      Australian Dollar     02/24/00         (39,586)          (39,020)             566
                 (9,000,000)      British Pound         11/12/99     (14,566,950)      (14,804,100)        (237,150)
                   (136,000)      British Pound         11/30/99        (224,006)         (223,693)             313
                  3,051,500       British Pound         12/20/99       5,031,710         5,021,243          (10,467)
                 (2,140,000)      British Pound         01/20/00      (3,575,544)       (3,522,654)          52,890
                   (152,000)      Canadian Dollar       01/19/00        (103,309)         (103,578)            (269)
                    221,000       Danish Krone          11/02/99          31,276            31,343               67
                   (221,000)      Danish Krone          11/02/99         (30,563)          (31,356)            (793)
                   (235,000)      Danish Krone          11/09/99         (33,239)          (33,359)            (120)
                   (336,000)      Danish Krone          11/16/99         (48,585)          (47,716)             869
                    499,000       Danish Krone          11/16/99          71,449            70,865             (584)
                   (458,000)      Danish Krone          11/23/99         (66,626)          (65,071)           1,555
                 (1,374,000)      Danish Krone          11/30/99        (196,839)         (195,295)           1,544
                   (221,000)      Danish Krone          11/30/99         (31,330)          (31,412)             (82)
                  1,076,000       Danish Krone          11/30/99         154,171           152,939           (1,232)
                    847,000       Danish Krone          11/30/99         122,577           120,389           (2,188)
                   (893,000)      Danish Krone          01/11/00        (129,046)         (127,351)           1,695
                  1,693,000       Danish Krone          01/11/00         244,354           241,440           (2,914)
                   (741,000)      Danish Krone          01/18/00        (105,231)         (105,708)            (477)
                  1,004,000       Danish Krone          01/18/00         145,930           143,226           (2,704)
                 (1,026,000)      Danish Krone          02/03/00        (146,067)         (146,469)            (402)
                      2,438       Euro                  11/02/99           2,565             2,571                6
                       (712)      Euro                  11/02/99            (748)             (750)              (2)
                (49,000,000)      Euro                  11/12/99     (53,022,900)      (51,734,200)       1,288,700
                    954,000       Euro                  11/30/99       1,005,554         1,008,569            3,015
                   (578,000)      Euro                  11/30/99        (604,788)         (611,062)          (6,274)
                    (75,000)      Euro                  11/30/99         (78,974)          (79,290)            (316)
                  7,440,200       Euro                  12/20/99       7,853,875         7,878,428           24,553
                    558,000       Euro                  12/20/99         588,829           590,866            2,037
                   (932,000)      Euro                  12/20/99        (997,007)         (986,895)          10,112
                     93,000       Euro                  01/24/00         100,695            98,729           (1,966)
                 (3,335,000)      Euro                  01/24/00      (3,556,277)       (3,540,436)          15,841
                 16,977,324       Japanese Yen          11/02/99         162,774           162,946              172
             (1,400,000,000)      Japanese Yen          11/12/99     (12,394,316)      (13,466,718)      (1,072,402)
             (3,100,000,000)      Japanese Yen          11/12/99     (27,057,694)      (29,819,161)      (2,761,467)
               (228,968,600)      Japanese Yen          12/20/99      (2,179,097)       (2,216,326)         (37,229)
               (133,322,000)      Japanese Yen          12/20/99      (1,286,023)       (1,290,504)          (4,481)
                (28,898,000)      Japanese Yen          01/18/00        (278,240)         (281,109)          (2,869)
                (16,247,000)      Japanese Yen          02/14/00        (152,977)         (158,709)          (5,732)
                (18,502,000)      Japanese Yen          02/22/00        (180,621)         (177,579)           3,042
                 (1,201,000)      Japanese Yen          02/22/00         (11,826)          (11,746)              80
                (13,200,000)      New Zealand Dollar    11/12/99      (6,962,340)       (6,702,564)         259,776
                 (6,400,000)      New Zealand Dollar    11/12/99      (3,396,416)       (3,249,728)         146,688
                 (2,083,000)      New Zealand Dollar    11/19/99      (1,081,077)       (1,057,997)          23,080
                   (103,000)      New Zealand Dollar    02/04/00         (53,098)          (52,443)             655

74  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 1999

                                                                                                        NET UNREALIZED
                  TO RECEIVE          FOREIGN          SETTLEMENT       INITIAL                          APPRECIATION
                 (TO DELIVER)        CURRENCY             DATE           VALUE       CURRENT VALUE      (DEPRECIATION)
                 ------------        --------             ----           -----       -------------      --------------
GLOBAL FUND      (1,036,000)      Norwegian Krone       02/08/00       $(132,312)    $    (132,354)      $      (42)
(CONT.)            (185,000)      Norwegian Krone       02/15/00       (23,986)            (23,635)             351
                     99,000       Singapore Dollar      02/02/00          59,989            59,585             (404)
                    (96,000)      Singapore Dollar      02/02/00         (57,103)          (58,231)          (1,128)
                   (597,000)      Singapore Dollar      02/09/00        (353,463)         (362,323)          (8,860)
                    201,000       Singapore Dollar      02/16/00         121,936           122,057              121
                (42,000,000)      Swedish Krona         11/12/99      (5,143,277)       (5,125,326)          17,951
                     69,000       Swedish Krona         11/22/99           8,516             8,425              (91)
                 (5,757,900)      Swiss Franc           12/20/99      (3,805,919)       (3,806,624)            (705)
                  1,816,000       Swiss Franc           12/20/99       1,237,732         1,200,582          (37,150)
                    328,200       Swiss Franc           12/20/99         216,191           216,977              786
                                                                                                        -----------
                                                                                                        $(2,283,794)
                                                                                                        ===========

INT. GROWTH FUND   (387,017)      Australian Dollar     01/19/00        (255,586)         (247,273)     $     8,313
                     (7,325)      British Pound         11/04/99         (11,897)          (12,048)            (151)
                    (24,241)      British Pound         11/04/99         (39,375)          (39,874)            (499)
                   (121,336)      British Pound         01/28/00        (200,982)         (199,731)           1,251
                   (180,707)      Canadian Dollar       12/07/99        (120,866)         (122,905)          (2,039)
                   (156,159)      Canadian Dollar       01/28/00        (105,435)         (106,390)            (955)
                   (355,788)      Canadian Dollar       03/23/00        (238,962)         (242,577)          (3,615)
                     11,026       Euro                  11/04/99          11,897            11,631             (266)
                     36,491       Euro                  11/04/99          39,374            38,494             (880)
                    112,380       Euro                  12/07/99         120,866           118,831           (2,035)
                    606,167       Euro                  12/08/99         628,231           641,021           12,790
                   (695,427)      Euro                  12/08/99        (723,522)         (736,449)         (12,927)
                    112,597       Euro                  12/20/99         116,952           119,195            2,243
                   (111,470)      Euro                  12/20/99        (115,973)         (118,002)          (2,029)
                    247,390       Euro                  01/19/00         255,586           262,456            6,870
                    622,215       Euro                  01/20/00         669,659           660,170           (9,489)
                    252,197       Euro                  01/20/00         274,233           267,581           (6,652)
                     98,666       Euro                  01/28/00         105,435           104,744             (691)
                    188,080       Euro                  01/28/00         200,982           199,665           (1,317)
                    227,399       Euro                  03/23/00         238,962           242,248            3,286
                    152,679       Euro                  03/31/00         160,175           162,786            2,611
                    203,438       Euro                  03/31/00         213,426           216,907            3,481
                (75,940,592)      Japanese Yen          12/08/99        (628,231)         (733,513)        (105,282)
                 75,940,592       Japanese Yen          12/08/99         723,522           733,513            9,991
                (12,247,220)      Japanese Yen          12/20/99        (116,952)         (118,548)          (1,596)
                 12,247,220       Japanese Yen          12/20/99         115,973           118,548            2,575
                (71,455,228)      Japanese Yen          01/20/00        (669,659)         (695,293)         (25,634)
                (28,968,650)      Japanese Yen          01/20/00        (274,233)         (281,878)          (7,645)
                (29,548,160)      Japanese Yen          02/28/00        (274,000)         (289,262)         (15,262)
               (196,992,000)      South Korean Won      03/31/00        (160,175)         (164,228)          (4,053)
                 (6,937,920)      Taiwan Dollar         03/31/00        (213,426)         (218,586)          (5,160)
                                                                                                        -----------
                                                                                                        $  (154,766)
                                                                                                        ===========

BOND FUND        (5,130,000)      Euro                  11/30/99      (5,569,282)       (5,421,897)     $   147,385
                 (1,208,000)      New Zealand Dollar    11/05/99        (636,870)         (613,471)          23,399
                   (793,000)      New Zealand Dollar    01/21/00        (415,631)         (403,740)          11,891
                  1,303,000       New Zealand Dollar    02/11/00         662,380           664,530            2,150
                                                                                                        -----------
                                                                                                        $   184,825
                                                                                                        ===========

                                                        FREMONT MUTUAL FUNDS  75

                           FREMONT MUTUAL FUNDS, INC.
                NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 1999

H.   FUTURES
     A futures contract is an agreement between two parties to buy or sell a security or financial interest at a set price on a future date and is standardized and exchange-traded. Upon entering into such a contract, the purchaser is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the purchaser agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the purchaser as unrealized gains or losses. When the contract is closed, the purchaser records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The market risk involved in these contracts is in excess of the amounts reflected in the Funds' Statements of Assets and Liabilities. The Funds use futures contracts to seek appreciation or to reduce principal volatility.

     At October 31, 1999, the open futures contracts were as follows:

                                                                  NET UNREALIZED
                                          CONTRACTS  EXPIRATION    APPRECIATION
                                           TO BUY       DATE      (DEPRECIATION)
                                           ------       ----      --------------
    GLOBAL FUND
    10-yr. U.S. Treasury Note                19        Dec '99     $     4,461
    10-yr. U.S. Treasury Bond                 2        Mar '00          (2,617)
    30-yr. U.S. Treasury Bond                49        Dec '99         (15,065)
    CAC 40 10 Euro Index Future              31        Dec '99          96,938
    DAX Index Future                         13        Dec '99           9,039
    Euro Bond Future                         54        Dec '99         (44,326)
    Euro Notional 10-yr. Bond Future         33        Dec '99           5,014
    Japanese 10-yr. Bond Future (SIMEX)       1        Dec '99          13,176
    Long Gilt Future                         11        Dec '99         (40,399)
    New FTSE 100 Index Future                30        Dec '99           7,967
    Nikkei 300 Index Future (Osaka)         143        Dec '99         109,937
    S&P 500 Index                            54        Dec '99         233,209
    TOPIX Index Future                       17        Dec '99         122,221
                                                                   -----------
                                                                   $   499,555
                                                                   ===========
    GROWTH FUND
    S&P 500 Index                             9        Dec '99     $    51,660
                                                                   -----------
                                                                   $    51,660
                                                                   ===========
    BOND FUND
    5-yr. U.S. Treasury Note                 33        Dec '99     $    (8,969)
    30-yr. U.S. Treasury Bond                69        Dec '99         (83,394)
    30-yr. U.S. Treasury Bond                50        Mar '00         120,438
    90-day Euro Dollar                      128        Sep '00         (49,610)
    90-day Euro Dollar                      128        Dec '00          (4,988)
                                                                   -----------
                                                                   $   (26,523)
                                                                   ===========

     Various  U.S.  Treasury  securities,  as  footnoted  on  the  Statement  of
     Investments,   were  held  by  brokers  to  satisfy  the   initial   margin
     requirements related to these contracts.

I.   OPTIONS
     Certain Funds may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by a Fund if the option is exercised.

     If a Fund writes an option and the option expires unexercised, the Fund will realize a capital gain to the extent of the amount received for the option (the "premium"). If a Fund elects to close out the option, it will recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If a Fund purchases an option and allows the option to expire, it will realize a loss to the extent of the premium paid. If a Fund elects to close out the option, it will recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

     The gain or loss recognized by a Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, a Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

76  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 1999

     The liability representing a Fund's obligation under an exchange traded written option or investment in the purchased option is valued at the last sale price or, in absence of a sale, the mean between the closing bid and ask prices or at the most recent ask price (bid for purchased options) if no bid and ask prices are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations.

     When a Fund writes a covered call option, the Fund forgoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When a Fund writes a put option, it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. A Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into options contracts, including the risk that an illiquid secondary market will limit a Fund's ability to close out an option contract prior to the expiration date, and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

J.   REPURCHASE AGREEMENTS
     As part of its cash reserve position, each Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer, or a bank that is a member of the Federal Reserve System. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest at a later date, generally for a period of less than one week. The seller must maintain on a daily basis, with the Fund's custodian, collateral equal to at least 100% of the repurchase price, including accrued interest. At October 31, 1999, all outstanding repurchase agreements held by the Funds, had been entered into on October 29, 1999.

K.   REVERSE REPURCHASE AGREEMENTS
     During the year ended October 31, 1999, the Fremont Bond Fund entered into reverse purchase agreements with certain brokers. Reverse pruchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with and agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities pledged as collateral may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

     Such transactions are accounted for as a borrowing by the Fund and are subject to the Fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%.

     The difference between the selling price and the repurchase price is accounted for as interest expense. At October 31, 1999, outstanding reverse repurchase agreements for the Fremont Bond Fund, which were collateralized by mortgage-backed securities, were as follows:

     COLLATERAL                           AMOUNT OF REVERSE     INTEREST         MATURITY           COST OF          VALUE OF
     ISSUER         COUNTERPARTY        REPURCHASE AGREEMENTS     RATE             DATE           COLLATERAL        COLLATERAL
     -------------------------------------------------------------------------------------------------------------------------

     FNMA         Goldman Sachs & Co.       $14,667,000           5.740%          01/26/00       $15,532,031       $15,277,800
     FHA          Goldman Sachs & Co.         6,805,000           5.740%          01/26/00         6,979,533         7,088,791
     FHA          Goldman Sachs & Co.         2,559,000           5.740%          01/26/00         2,766,224         2,665,158
                                            -----------                                                            -----------
                                            $24,031,000                                                            $25,031,749
                                            ===========                                                            ===========

     FNMA - Federal National Mortgage Association
     FHA - Federal Housing Authority

     For the year ended October 31, 1999, the Fremont Bond Fund had an average amount outstanding of $16,490,500 and a maximum amount outstanding of $24,031,000.

L.   SWAP AGREEMENTS
     During the year ended October 31, 1999, the Fremont Bond Fund entered into a swap agreement to protect the value of specific foreign fixed income securities. In a swap transaction, two parties agree to exchange the returns earned or realized on particular predetermined investments. The swap agreement entered by the Fund calculates the obligations of the parties to the agreement on a "net basis". The Fund's obligations will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party (the "net amount"). The Fund's obligations under the swap agreement will be accrued daily and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high-grade debt obligations, to avoid any potential leveraging of the Fund's portfolio.

     The Fund bears the risk of loss of the amount expected to be received under the swap agreement in the event of the default or bankruptcy of the swap counterparty. The Fund can enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines.

                                                        FREMONT MUTUAL FUNDS  77

                           FREMONT MUTUAL FUNDS, INC.
                NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 1999

     The Fund records a net receivable or payable for the amount expected to be received or paid under the agreement. At October 31, 1999, the Fremont Bond Fund has a net payable of $42,943 due to a swap agreement.

     At October 31,1999, the Fremont Bond Fund had the following open swap agreements:

                                                               CREDIT                          NET
                                                  NOTIONAL     DEFAULT     TERMINATION     RECEIVABLE/
     UNDERLYING SECURITY                           AMOUNT       RATE          DATE          (PAYABLE)
     ------------------------------------------------------------------------------------------------
     Republic of Argentina, 11.450%, 04/10/05   $ 1,700,000     5.70%        03/28/01       $(25,400)
     Republic of Argentina, 11.450%, 04/10/06       800,000     6.15%        03/28/01       $(17,543)
                                                -----------                                 --------
                                                $ 2,500,000                                 $(42,943)
                                                ===========                                 ========

     2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     INVESTMENT ADVISOR
     The Funds each have entered into an investment management and administrative services agreement with Fremont Investment Advisors, Inc. (the "Advisor"), a majority-owned subsidiary of Fremont Investors, Inc. Under this agreement, the Advisor supervises and implements each Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory and administrative services, the Advisor receives a fee based on the average daily net assets of the Funds as described below.

                                                 ADVISORY FEE                            ADMINISTRATIVE FEE
     Global Fund                              0.60% on all net assets                 0.15% on all net assets
     International Growth Fund*               1.00% on all net assets                 0.15% on all net assets
     Emerging Markets Fund*                   1.00% on all net assets                 0.15% on all net assets
     U.S. Micro-Cap Fund                      2.50% on first $30 million                         --
                                              2.00% on next $70 million
                                              1.50% on balance over $100 million
     U.S. Small Cap Fund*                     1.00% on all net assets                 0.15% on all net assets
     Growth Fund                              0.50% on all net assets                 0.15% on all net assets
     Real Estate Securities Fund*             1.00% on all net assets                            --
     Bond Fund*                               0.40% on all net assets                 0.15% on all net assets
     Money Market Fund*                       0.30% on first $50 million              0.15% on all net assets
                                              0.20% on balance over $50 million
     California Intermediate Tax-Free Fund*   0.40% on first $25 million              0.15% on all net assets
                                              0.35% on next $25 million
                                              0.30% on next $50 million
                                              0.25% on next $50 million
                                              0.20% on balance over $150 million

     *The Advisor has voluntarily waived and/or reimbursed some of its fees for these Funds. The waivers are voluntary and may be changed in the future. The Advisor is contractually obligated to limit the Funds' expenses until March 1, 2000.

     Investors Fiduciary Trust Company ("IFTC") serves as custodian and investment accounting agent for the Fremont Funds. All fees charged by IFTC are paid by the Funds, subject to the limitations listed above. Fees for custody services are subject to reductions by credits earned on the cash balances of the Funds held by IFTC as custodian.

     Ratios of expenses have been disclosed both before and after the impact of these various waivers, reimbursements and credits under each Fund's Financial Highlights table.

     For the Bond Fund and the Money Market Fund, all fees waived in the past cannot be recouped in the future.

78  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 1999

     For the  International  Growth Fund,  the Emerging  Markets Fund,  the U.S.
     Small Cap Fund, the Real Estate Securities Fund and the California Intermediate Tax-Free Fund, to the extent management fees are waived and/or other expenses are reimbursed by the Advisor, a Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund.

     For the International Growth Fund, the Emerging Markets Fund, the U.S. Small Cap Fund and the Real Estate Securities Fund the Advisor has voluntarily limited the total operating expenses to 1.50% of average net assets. For the year ended October 31, 1999, the Advisor reimbursed expenses of $106,709, $118,271, $98,755 and $122,813, respectively, for the
     International Growth Fund, the Emerging Markets Fund, the U.S. Small Cap Fund and the Real Estate Securities Fund. The Advisor has not recouped waivers and reimbursements of $125,397, $79,206, $194,288 and $258,068, respectively, from the International Growth Fund, the Emerging Markets Fund, the U.S. Small Cap Fund and the Real Estate Securities Fund as of October 31, 1999.

     For the Bond Fund, the Advisor has voluntarily waived 0.05% out of the 0.15% administrative free beginning on March 1, 1999. Prior to March 1, 1999, the Advisor voluntarily waived 0.10% out of the 0.15% administrative fee. For the year ended October 31, 1999, the Advisor waived administrative fees of $138,173 for the Bond Fund.

     For the Money Market Fund, the Advisor voluntarily waived the entire administrative fee until February 28, 1999. Beginning on March 1, 1999, the administrative fee waiver was removed. For the four months ended February 28, 1999, the Advisor waived administrative fees of $357,340 for the Money Market Fund.

     For the California Intermediate Tax-Free Fund, the Advisor has voluntarily limited the total operating expenses to 0.49% of average net assets beginning March 1, 1999. Prior to March 1, 1999, the Advisor voluntarily reduced the advisory and administrative fees to 0.30% and 0.005%, respectively, of average net assets. For the year ended October 31, 1999, the Advisor waived advisory, administrative fees and other expenses of $12,329, $38,965 and $73,152 respectively, for the California Intermediate Tax-Free Fund. The Advisor has not recouped waivers and reimbursements of $40,238 for the California Intermediate Tax-Free Fund as of October 31, 1999.

     Under the terms of the Advisory agreement, the Advisor receives a single management fee from the U.S. Micro-Cap Fund, and is obligated to pay all expenses of the Fund except extraordinary expenses (as determined by a majority of the disinterested directors) and interest, brokerage commissions, and other transaction charges relating to the investing activities of the Fund.

     Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the International Growth Fund, the Emerging Markets Fund, the U.S. Small Cap Fund and the Real Estate Securities Fund have adopted a plan of distribution under which the Funds may directly compensate the Advisor for certain distribution-related expenses. The annual limitation for compensation to the Advisor pursuant to the plan of distribution is 0.25% of a Fund's average daily net assets. All payments are reviewed by the Board of Directors.

     AFFILIATED COMPANY TRANSACTIONS
     Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by a Fund, are defined in the Investment Act of 1940 as affiliated companies. The U.S. Micro-Cap Fund had investments in such affiliated companies. A summary of transactions for each issuer who is an affiliate during the year ended October 31, 1999, follows:

                                              SHARE      AGGREGATE     AGGREGATE        NET                   SHARE
                                             BALANCE     PURCHASE        SALES       REALIZED                BALANCE       VALUE
ISSUER                                      10/31/98       COST          COST       GAIN/(LOSS)    INCOME    10/31/99     10/31/99
------                                      --------       ----          ----       -----------    ------    --------     --------
Exigent International, Inc.                       --   $ 1,478,575   $        --   $        --    $      --   317,500   $ 1,111,250

MDSI Technologies International Corp.        337,700   $ 1,337,696   $ 1,465,341   $  (295,068)   $      --   349,000   $ 4,973,250

Northern Technologies International Corp.    171,600   $   598,692   $        --   $        --    $  25,740   258,950   $ 1,553,700

Richey Electronics, Inc.                     206,200   $        --   $ 2,165,100   $   164,813    $      --        --   $        --

V-One Corp.                                  561,400   $        --   $ 1,246,163   $(2,369,232)   $      --        --   $        --
                                                       ----------------------------------------------------             -----------
                                                       $ 3,414,963   $ 4,876,604   $(2,499,487)   $  25,740             $ 7,638,200
                                                       ====================================================             ===========

                                                        FREMONT MUTUAL FUNDS  79

                           FREMONT MUTUAL FUNDS, INC.
                NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 1999

     OTHER RELATED PARTIES

     At October 31, 1999, Fremont Investors, Inc., and its affiliated companies including their employee retirement plans, its principal shareholder and members of his family, including trusts, owned directly or indirectly the following approximate percentages of the various Funds:

                                                       % OF SHARES
                                                       OUTSTANDING
                                                       -----------
     Global Fund                                            62%
     International Growth Fund                              72%
     Emerging Markets Fund                                  51%
     U.S. Small Cap Fund                                    31%
     Growth Fund                                            27%
     Real Estate Securities Fund                             4%
     Bond Fund                                              59%
     Money Market Fund                                      83%
     California Intermediate Tax-Free Fund                  70%

     Certain officers and/or directors of the Funds are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receive compensation for services as officers and/or directors of the Funds.

3.   ORGANIZATION COSTS

     Costs incurred by each Fund, if any, in connection with its organization have been deferred and are amortized on a straight-line basis over a period of five years (60 months).

4.   PURCHASES AND SALES/MATURITIES OF INVESTMENT SECURITIES

     Aggregate purchases and aggregate proceeds from sales and maturities of securities for the year ended October 31, 1999 were as follows:

                                                    PURCHASES         PROCEEDS
                                                    ---------         --------
     LONG-TERM SECURITIES EXCLUDING
       U.S. GOVERNMENT SECURITIES:
     Global Fund                                 $ 561,400,910     $ 605,912,248
     International Growth Fund                      32,663,146        34,960,186
     Emerging Markets Fund                          14,266,164        12,679,126
     U.S. Micro-Cap Fund                           294,319,354       274,719,700
     U.S. Small Cap Fund                            32,334,138        21,675,414
     Growth Fund                                   104,772,789       127,084,862
     Real Estate Securities Fund                    61,342,722        59,719,782
     Bond Fund                                      99,250,298        44,704,441
     California Intermediate Tax-Free Fund           7,740,509         3,696,230

     LONG-TERM U.S. GOVERNMENT SECURITIES:
     Global Fund                                 $  62,194,677     $  65,458,780
     Bond Fund                                     639,435,535       654,713,054

     Transactions in written put and call options for the year ended October 31, 1999 for the Global Fund and the Bond Fund were as follows:

                                                                 GLOBAL FUND                              BOND FUND
                                                  AMOUNT OF PREMIUMS  NUMBER OF CONTRACTS  AMOUNT OF PREMIUMS  NUMBER OF CONTRACTS
                                                  ------------------  -------------------  ------------------  -------------------

     Options outstanding at October 31, 1998          $       --               --                $       --                --
     Options sold                                         18,548               57                   851,722             4,658
     Options cancelled in closing purchase transactions       --               --                        --                --
     Options expired prior to exercise                    (1,650)             (30)                 (354,334)           (2,368)
     Options exercised                                        --               --                   (47,266)           (1,100)
                                                      ----------            -----                ----------             -----
     Options outstanding at October 31, 1999          $   16,898               27                $  450,122             1,190
                                                      ==========            =====                ==========             =====

80  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 1999

     The following written options were outstanding at October 31, 1999:

                                                                             NUMBER OF    EXERCISE      EXPIRATION
                             NAME OF ISSUER                                  CONTRACTS      PRICE          DATE       VALUE
                             --------------                                  ---------      -----          ----       -----
         GLOBAL FUND
            CALL OPTIONS:    CBOT December 30-year U.S. Treasury Bond Futures    10         110.00       11/20/99    $   625
                             CBOT December 30-year U.S. Treasury Bond Futures    10         120.00       11/20/99        156

            PUT OPTIONS:     LIF 3-month Euribor                                  5          96.00       09/18/00      2,267
                             LIF 90-day U.K. Libor                                2          93.00       09/20/00      4,314
                                                                                                                     -------
                                                                                                                     $ 7,362
                                                                                                                     =======

         BOND FUND
            CALL OPTIONS:    CBOT December 30-year U.S. Treasury Bond Futures   576         120.00       11/20/99    $ 9,000

            PUT OPTIONS:     CBOT December 30-year U.S. Treasury Bond Futures   558         110.00       11/20/99     34,875
                             CME December 90-day Euro Dollar Futures             31          94.00       12/13/99      8,138
                             CME December 90-day Euro Dollar Futures              4          94.25       12/13/99      2,850
                             CME December 90-day Euro Dollar Futures             21          93.50       12/18/00        262
                                                                                                                     -------
                                                                                                                     $55,125

     CBOT - Chicago Board of Trade
     CME - Chicago Mercantile Exchange
     LIF - London International Financial Futures Exchange

     The Global Fund and the Bond Fund received premiums of $16,898 and $450,122 on these contracts and has an unrealized gain of $9,536 and $394,997, respectively. The notional value underlying these contracts for the Global Fund and the Bond Fund are $6,500,000 and $169,800,000, respectively.

5.   PORTFOLIO CONCENTRATIONS

     There are certain investment concentrations of risk which may subject each Fund more significantly to economic changes occurring in certain segments, industries or countries.

6.   UNREALIZED APPRECIATION (DEPRECIATION) - TAX BASIS

     At October 31, 1999, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on that cost were as follows:

                                                                  GROSS AGGREGATE UNREALIZED
                                                                  --------------------------
                                                   COST         APPRECIATION      DEPRECIATION          NET
                                                   ----         ------------      ------------          ---
     Global Fund                              $ 651,544,097     $ 79,911,473     $ (36,689,140)    $ 43,222,333
     International Growth Fund                   47,927,057       13,707,707        (2,120,248)      11,587,459
     Emerging Markets Fund                       10,344,534        1,767,851          (323,357)       1,444,494
     U.S. Micro-Cap Fund                        221,938,003       85,926,213       (19,898,711)      66,027,502
     U.S. Small Cap Fund                         23,634,685        8,485,488        (1,746,061)       6,739,427
     Growth Fund                                115,336,194       33,240,611        (5,976,640)      27,263,971
     Real Estate Securities Fund                 34,234,031          753,158        (3,538,771)      (2,785,613)
     Bond Fund                                  223,602,270        1,569,123        (5,671,373)      (4,102,250)
     Money Market Fund                          759,606,882               --                --               --
     California Intermediate Tax-Free Fund       62,652,905        1,635,472          (864,582)         770,890

                                                        FREMONT MUTUAL FUNDS  81

                           FREMONT MUTUAL FUNDS, INC.
                NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 1999

7.   LINE OF CREDIT

     The Investment Company has a Line of Credit Arrangement ("LOC") with State Street Bank and Trust Company, to be used for extraordinary or emergency purposes, primarily to cover redemption payments. Each Fund's borrowings cannot exceed 20% of each Fund's net assets. Combined borrowings of all Funds cannot exceed the $75 million limit on the total line of credit. Each Fund is subject to the annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At October 31, 1999, there were no such borrowings outstanding.

     Borrowing activity for the year ended October 31,1999 was as follows:

                                     AVERAGE          MAXIMUM
                                     AMOUNT           AMOUNT        INTEREST
                                   OUTSTANDING      OUTSTANDING      EXPENSE
                                   -----------      -----------      -------
     International Growth Fund   $   207,849      $   727,000      $   373
     Emerging Markets Fund           266,697          642,000        1,302
     U.S. Micro Cap Fund             325,000          325,000          198
     Growth Fund                   1,029,520        2,222,300          755
     Real Estate Securities Fund     323,900          374,800           95
     Money Market Fund             2,940,000        2,940,000        1,323
     California Tax-Free Fund        392,438          912,000        1,759
                                                                   -------
                                                                   $ 5,805
                                                                   =======

8.   SIGNIFICANT EVENTS

     The Fremont Select Fund ceased operation effective March 31, 1999. The Fremont Select Fund was reorganized and merged its net assets into the Fremont Global Fund. This merger was accomplished by a tax-free exchange of 300,539 shares valued at $14.19 per share of the Fremont Global Fund for the net assets of the Fremont Select Fund which aggregated $4,264,654, including $93,621 of unrealized depreciation. The combined net assets of the Fremont Global Fund immediately after the merger were $646,818,959.

82  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                          TAX DESIGNATION (UNAUDITED)

In accordance with the Internal Revenue Code, the Funds are making the following designations:

LONG-TERM CAPITAL GAIN DIVIDENDS:
     Fremont Global Fund                                    $41,632,444
     Fremont International Growth Fund                        3,612,809
     Fremont Growth Fund                                     20,857,824
     Fremont Bond Fund                                        2,622,442
     Fremont California Intermediate Tax-Free Fund               18,742

CORPORATE DIVIDEND RECEIVED DEDUCTIONS:
     Fremont Global Fund                                              7%
     Fremont Growth Fund                                             64%
     Fremont California Real Estate Securities Fund                  93%

The Fremont International Growth Fund is designating $78,751 as foreign taxes eligible for pass-through treatment to shareholders.

Please refer to the 1999 1099s for purposes of filing tax returns.

                                                        FREMONT MUTUAL FUNDS  83

                           FREMONT MUTUAL FUNDS, INC.
                                OCTOBER 31, 1999

                      This page left blank intentionally.

The accompanying notes are an integral part of these financial statements.

84  FREMONT MUTUAL FUNDS

FREMONT [LOGO]
FUNDS

50 Beale Street, Suite 100
San Francisco, CA 94105

www.fremontfunds.com

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